UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.   )
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Kyndryl Holdings, Inc.
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2026

NOTICE OF ANNUAL MEETING & PROXY STATEMENT

kyndryl

A Message from Our Chairman and Chief Executive Officer

Dear Fellow Stockholders,
On behalf of the entire Kyndryl Board of Directors, I am pleased to invite you to Kyndryl’s 2026 Annual Meeting of Stockholders on July 30, 2026, at 1:00 p.m. Eastern Daylight Time. To enable all of our stockholders to participate fully and equally from any place in the world at little to no cost, the Annual Meeting will once again be held as a virtual live audio webcast.
You will be able to attend the virtual Annual Meeting, vote your shares electronically and submit questions both during and prior to the Annual Meeting by visiting virtualshareholdermeeting.com/KD2026.

Martin Schroeter
As we have done each year, we are furnishing our proxy materials to stockholders primarily over the Internet. This process expedites your receipt of the proxy materials and reduces the cost of the Annual Meeting. Stockholders of record as of the close of business on June 3, 2026 will either receive a proxy card or a Notice of Internet Availability of Proxy Materials for the Annual Meeting. The notice contains instructions on how to access our Proxy Statement and Annual Report for the fiscal year ended March 31, 2026 and submit your proxy online.
Your vote is important to us. Even if you plan to attend the Annual Meeting, we recommend that you promptly submit your proxy with your voting instructions. You may do this over the Internet, as well as by telephone or mail. Please review the instructions regarding each of these options on your proxy card or Notice of Internet Availability of Proxy Materials.
I hope that you can join us for our 2026 Annual Meeting so that you can hear firsthand about Kyndryl’s progress and the momentum we are building in managing and modernizing our customers’ most complex, mission-critical IT environments. We have continued to invest in Kyndryl Consult, our alliance partnerships and our agentic AI capabilities, strengthening our unique position to deliver meaningful business outcomes for our customers. We are focused on advancing our targeted growth areas while further streamlining our operations. With a strong Kyndryl team, we remain confident in our strategic direction, providing world-class services to our customers and creating long-term value for our stockholders.
Thank you for your continued confidence in Kyndryl.

Sincerely, Martin Schroeter Chairman of the Board and Chief Executive Officer Kyndryl June 16, 2026

Notice of Annual Meeting of Stockholders

Date and Time	Record Date
July 30, 2026 1:00 p.m. Eastern Daylight Time	Close of business on June 3, 2026

Access
You can attend the Annual Meeting, vote your shares and submit your questions by visiting virtualshareholdermeeting.com/KD2026.

To participate in the virtual-only Annual Meeting,
you will need your individual 16-digit control number included on your Notice of Internet Availability of Proxy Materials or on your proxy card.

Items of Business
1	Election of the six director nominees named herein for a one-year term
2	Approval, in an advisory, non-binding vote, of the compensation of our named executive officers
3	Approval of the Amended and Restated Kyndryl 2021 Long-Term Performance Plan
4	Ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending March 31, 2027
•	Transaction of any other business properly presented at the meeting

Your Vote Is Important
How to Vote
INTERNET Go to www.proxyvote.com, 24/7
PHONE Call toll-free, 24/7 1-800-690-6903

MAIL Complete, date and sign your proxy card or voting instruction form and mail in the postage-paid envelope
LIVE Attend the Annual Meeting virtually and cast your ballot
MOBILE DEVICE Scan the QR code

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JULY 30, 2026
The Kyndryl Proxy Statement and Annual Report to stockholders for the fiscal year ended March 31, 2026 are available at www.proxyvote.com.

By Order of the Board of Directors, Mark Ringes Interim General Counsel and Secretary New York, NY June 16, 2026

1	PROXY SUMMARY
1	Voting Matters
2	Our Business
3	Governance Highlights
3	Board of Directors
5	Executive Compensation Highlights
6	CORPORATE GOVERNANCE AND BOARD MATTERS
6	Proposal 1 — Election of Directors
7	Director Nominees Standing for Election
13	Directors Continuing in Office
17	Kyndryl Board of Directors — Experience and Skills
18	Director Nomination Process
19	Director Attendance
20	Director Independence
20	Board Leadership Structure
21	Board Oversight of Strategy
21	Board and Committee Oversight of Risk Management
23	Management Succession Planning
23	Communications with the Board
24	Board and Committee Self-Evaluation Process
25	Committees of the Board
29	Compensation and Human Capital Committee Oversight of Kyndryl Compensation
29	Kyndryl Code of Conduct
30	Securities Trading Policy
30	Board Corporate Governance Guidelines
30	Director Education
31	Investor Engagement
32	Corporate Citizenship at Kyndryl
33	Certain Relationships and Related Person Transactions
34	Director Compensation

36	2026 EXECUTIVE COMPENSATION
37	Proposal 2 — Advisory Vote to Approve Executive Compensation
38	Compensation Discussion and Analysis
62	Compensation and Human Capital Committee Report
63	Compensation Tables
78	CEO Pay Ratio
79	Pay vs. Performance
83	Equity Compensation Plan Information
84	Proposal 3 — Approval of the Amended and Restated Kyndryl 2021 Long-Term Performance Plan
90	AUDIT MATTERS
90	Proposal 4 — Ratification of the Appointment of the Independent Registered Public Accounting Firm
91	Audit and Non-Audit Fees
92	Pre-Approval of Services Provided by the Independent Registered Public Accounting Firm
92	Audit Committee Report
93	STOCK OWNERSHIP INFORMATION
93	Security Ownership of Certain Beneficial Owners and Management
94	Delinquent Section 16(a) Reports
95	FREQUENTLY ASKED QUESTIONS
A-1	ANNEX A — AMENDED AND RESTATED KYNDRYL 2021 LONG-TERM PERFORMANCE PLAN

Proxy Summary

This summary highlights information contained elsewhere in this Proxy Statement. This summary does not contain all of the information you should consider. You should read the entire Proxy Statement carefully before voting. The proxy materials, including this Proxy Statement, the Annual Report for the fiscal year ended March 31, 2026 and the proxy card, or the Notice of Internet Availability of Proxy Materials, as applicable, are being distributed beginning on or about June 16, 2026 to all stockholders entitled to vote.
Voting Matters
Stockholders will be asked to vote on the following matters at the Annual Meeting. Whether or not you plan to attend the Annual Meeting, we encourage you to promptly submit your proxy with your voting instructions. You may do this over the Internet, as well as by telephone or mail. See “Frequently Asked Questions — 8. Can I vote my shares without attending the Annual Meeting?”

Items of Business		Board Recommendations	For More Information, See Page
1	Election of the six director nominees named herein for a one-year term	FOR each nominee	6
2	Approval, in an advisory, non-binding vote, of the compensation of our named executive officers (“Say-on-Pay Proposal”)	FOR	37
3	Approval of the Amended and Restated Kyndryl 2021 Long-Term Performance Plan	FOR	84
4	Ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending March 31, 2027 (“fiscal 2027”) (“Auditor Ratification Proposal”)	FOR	90
•	Transaction of any other business properly presented at the meeting

KYNDRYL 2026 PROXY STATEMENT | 1

Our Business
ABOUT US
Kyndryl is a leading provider of mission-critical enterprise technology services offering advisory, implementation and managed service capabilities to thousands of customers in more than 60 countries. As the world’s largest IT infrastructure services provider, the Company designs, builds, manages and modernizes the complex information systems that the world depends on every day.
OUR SERVICES
We provide a range of agentic AI, IT modernization, public and private clouds and cybersecurity solutions to help customers modernize at scale, strengthen resilience and unlock greater business value in a number of areas of expertise:

Cloud	Security & Resiliency	Network & Edge
Delivering seamless, integrated, multicloud management in a hybrid model	Delivering a full line of cybersecurity, business continuity and disaster recovery services to help customers continuously adapt to new threats and regulatory standards	Providing unified network services for cloud and data center connectivity

Applications, Data & AI	Digital Workplace	Core Enterprise
Providing full application platform hosting and expert assistance for application modernization	Enhancing user experience and work location flexibility by providing a consumer experience to employees	Providing secure, unified and fault-tolerant mainframe services for our customers’ core infrastructure

OUR FISCAL 2026 BUSINESS HIGHLIGHTS

Further Solidifying IT Services Leadership Position	Strong Balance Sheet and Capital Allocation
$15.1 billion Fiscal 2026 revenue	$2.6 billion Cash	$4.8 billion Available liquidity*	$304 million Returned value to stockholders through share repurchases

OUR STRATEGIC FOCUS AREAS

Executing on our Three A’s Initiatives
Alliances	Advanced Delivery	Accounts
Our alliances initiative is driving signings, certifications and revenues with our broad ecosystem of partners and capabilities	Our advanced delivery initiative is transforming service delivery through upskilling, automation and agentic AI	Our accounts initiative is addressing elements of our business with substandard margins

Engaging with Customers with New Innovations and Technical Expertise

Design-led advisory and implementation services	An AI-powered open integration digital platform

Providing our customers access to proven expertise to address their most complex business and technology challenges	Giving our customers real-time insights into their complex IT estates and unprecedented control over customizing their mission-critical operations

Our Culture of Shared Success

We have built a differentiated, services-based culture — that we call The Kyndryl Way — to attract, retain, develop and engage a highly skilled workforce. Core to that culture is powering human progress to drive a positive impact on our business aligned with our corporate values by supporting environmental stewardship, fostering employees’ sense of belonging and promoting good governance practices.

*	Consists of $2.6 billion of cash and $2.2 billion of undrawn senior unsecured credit facility; numbers may not add due to rounding.

2 | KYNDRYL 2026 PROXY STATEMENT

Governance Highlights

Effective Board Leadership, Independent Oversight and Strong Corporate Governance	Stockholder Rights and Accountability

⯀
Regular reviews of the Company’s long-term business strategy, with an annual dedicated session for a full strategic review with senior management and subject matter experts
⯀
100% of Committee members are independent
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Lead Independent Director tasked with robust and well-defined responsibilities
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No “overboarded” directors
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Annual election of Chairman and Lead Independent Director

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Executive sessions led by Lead Independent Director or Committee Chair at each Board and committee meeting
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Annual review of board leadership structure
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Annual director self-evaluation and committee assessment to ensure board effectiveness
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Robust Code of Conduct
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Commitment to, and oversight of, corporate citizenship

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Majority voting for directors in uncontested elections with director resignation policy
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Single voting class
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Proxy access
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No stockholder rights plan
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No supermajority voting provisions
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Phase out of staggered board structure to be completed next year
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Stockholders have ability to call special meetings

Board of Directors
BOARD ATTRIBUTES

INDEPENDENCE	GLOBAL CITIZENSHIP	DIRECTOR ATTENDANCE
90% 9 of our 10 directors are independent	30% 3 of our 10 directors have citizenship outside of the US	100% director attendance for fiscal 2026 Board and committee meetings

KYNDRYL 2026 PROXY STATEMENT | 3

KYNDRYL BOARD

Director	Age	Director Since	Independent	COMMITTEE MEMBERSHIP
				Audit	Compensation and Human Capital	Nominating and Governance
Dominic J. Caruso Retired Executive Vice President and Chief Financial Officer Johnson & Johnson	68	2021
John D. Harris II Former Vice President of Business Development Raytheon Company Former Chief Executive Officer Raytheon International Inc.	65	2021
Stephen A.M. Hester Chairman easyJet plc Chairman Nordea Bank Abp	65	2021
Shirley Ann Jackson President Emerita Rensselaer Polytechnic Institute	79	2021
Janina Kugel Former Chief Human Resources Officer and Member of the Managing Board Siemens AG	56	2021
Denis Machuel Chief Executive Officer The Adecco Group	62	2021
Rahul N. Merchant Former Head of Client Services and Technology and Member of Executive Committee TIAA-CREF	69	2021
Jana Schreuder Retired Executive Vice President and Chief Operating Officer Northern Trust Corporation	67	2021
Martin Schroeter Chairman and Chief Executive Officer Kyndryl Holdings, Inc.	61	2021
Howard I. Ungerleider Retired President and Chief Financial Officer Dow Inc.	57	2021

Chairman of the Board	Lead Independent Director	Committee Chair	Committee Member	Audit Committee Financial Expert

4 | KYNDRYL 2026 PROXY STATEMENT

Executive Compensation Highlights
COMPENSATION PHILOSOPHY AND OBJECTIVES
The executive compensation philosophy governing the compensation of our executive officers in fiscal 2026 was based on three key principles:

PAY FOR PERFORMANCE	ALIGN WITH STOCKHOLDERS	PAY COMPETITIVELY

•
At target, approximately 60% of our named executive officers’ (“NEOs”) compensation opportunity is performance-based and 70-95% is variable and at-risk
•
Incentive compensation is tied to our business results and individual performance

•
Incentives are tied to both short-term and long-term performance goals to balance risk while rewarding for delivering financial, operating and strategic performance aligned with our business strategy and stockholder interests
•
A significant portion of NEOs’ compensation is delivered in equity, further aligning their interests with stockholders
•
NEOs are required to retain shares earned until minimum share ownership levels are achieved per our stock ownership guidelines

• Total target compensation levels are competitive to attract and retain high-performing talent • Actual pay levels will vary based on performance

OUR EXECUTIVE COMPENSATION BEST PRACTICES
Our executive compensation practices reinforce our fiscal 2026 executive compensation objectives:

What We Do	What We Don’t Do

⯀
Significant percentage of target annual compensation delivered in the form of variable compensation tied to performance
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Long-term objectives aligned with the creation of stockholder value
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Market comparison of executive compensation against a relevant peer group
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Use of an independent compensation consultant that provides no other services to the Company other than advising the Compensation and Human Capital Committee on executive compensation and Nominating and Governance Committee on non-management director compensation
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Robust stock ownership guidelines (6 times base salary for CEO and 3 times base salary for other NEOs)
⯀
Stringent clawback policies and provisions, including a policy consistent with U.S. Securities and Exchange Commission (“SEC”) rules and New York Stock Exchange (“NYSE”) listing standards, as well as an additional supplemental policy
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Non-competition and non-solicitation agreements for senior executives where not prohibited by applicable law
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Limited perquisites as approved by the Compensation and Human Capital Committee
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One-year minimum vesting condition under our long-term incentive plan (subject to limited exceptions)
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Annual compensation risk review and assessment

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No tax gross-ups or excessive non-business perquisites

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No “single-trigger” change in control equity vesting or severance benefits

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No excessive severance benefits

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No hedging or pledging of Company shares by our executive officers

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No evergreen provision in our long-term incentive plan

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No repricing of underwater stock options permitted without stockholder approval

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No multi-year employment agreements for executive officers

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No guaranteed annual bonuses or incentive awards for executive officers

KYNDRYL 2026 PROXY STATEMENT | 5

Corporate Governance and Board Matters

Proposal 1 — Election of Directors
Our Board currently consists of 10 members. Beginning at the 2025 Annual Meeting, our directors up for election were elected to serve for a one-year term. At our 2026 Annual Meeting, there are six director nominees up for election, each to serve a one-year term. The terms of the other directors continuing in office will expire at the 2027 Annual Meeting, when all directors on the Board will be on the slate to serve a one-year term. At this time, our Board will no longer be divided into separate classes. In all cases, each director holds office until his or her successor has been duly elected and qualified.
Nominees for Election at the 2026 Annual Meeting
Upon the recommendation of the Nominating and Governance Committee, the Board has nominated the following individuals, previously classified as Class I and Class II, for election to a one-year term:

John D. Harris II	Rahul N. Merchant
Janina Kugel	Jana Schreuder
Denis Machuel	Howard I. Ungerleider

Unless otherwise instructed, the persons named in the form of proxy card (“proxyholders”) attached to this Proxy Statement intend to vote the proxies held by them for the election of John D. Harris II, Janina Kugel, Denis Machuel, Rahul N. Merchant, Jana Schreuder and Howard I. Ungerleider. If any of these nominees ceases to be a candidate for election by the time of the 2026 Annual Meeting (a contingency which the Board does not expect to occur), such proxies may be voted by the proxyholders in accordance with the recommendation of the Board.

The Board recommends that you vote FOR the election of each of the six nominees set forth above.

6 | KYNDRYL 2026 PROXY STATEMENT

Director Nominees Standing for Election

JOHN D. HARRIS II
FORMER VICE PRESIDENT OF BUSINESS DEVELOPMENT, RAYTHEON COMPANY AND CHIEF EXECUTIVE OFFICER, RAYTHEON INTERNATIONAL INC., a multinational aerospace and defense company
COMMITTEE: Nominating and Governance AGE: 65 INDEPENDENT DIRECTOR: Since 2021

Qualifications, Attributes and Skills

•
Global business experience as former chief
executive officer of Raytheon International Inc. and vice president of business development of Raytheon Company
•
Technology, digital and/or cybersecurity experience as former president of the Raytheon Technical Services Company and as former general manager of Raytheon’s Intelligence, Information and Services business

•
Government service as a former member of the National Advisory Council on Minority Business Enterprise with the U.S. Department of Commerce and Radio Technical Commission for Aeronautics (“RTCA”) NexGen Advisory Committee of the U.S. Department of Transportation
•
Outside board experience as a director of Cisco Systems Inc., Flex Ltd., and ExxonMobil Corporation

Relevant Experience
John Harris brings to the Board extensive leadership experience in global technology, supply chain, and government relations. In addition, his varied roles throughout his career in cybersecurity solutions, intelligence services, and large-scale operational management provide the Board with a valuable and unique perspective.
Mr. Harris served as chief executive officer of Raytheon International Inc. from 2013 until 2020, where he led significant business transformations. During his tenure, Mr. Harris also served as vice president of business development for Raytheon Company, a global technology and innovation-driven company with offerings such as intelligence services and cybersecurity solutions. Mr. Harris joined Raytheon in 1983 and held positions of increasing responsibility, including vice president of operations and contracts for Raytheon’s former electronic systems business, vice president of contracts for the company’s government and defense businesses until 2003 and vice president of contracts and supply chain for Raytheon Company until 2010, when he was named president of the Raytheon Technical Services Company, a role he served in until 2013.
Mr. Harris served on the RTCA NextGen Advisory Committee, the National Advisory Council on Minority Business Enterprise with the U.S. Department of Commerce and the Association of the United States Army’s Council of Trustees. Mr. Harris serves as a board member for Cisco Systems Inc., Flex Ltd., and ExxonMobil Corporation.

KYNDRYL 2026 PROXY STATEMENT | 7

JANINA KUGEL
FORMER CHIEF HUMAN RESOURCES OFFICER, SIEMENS AG, a diversified manufacturing and technology company
COMMITTEE: Compensation and Human Capital AGE: 56 INDEPENDENT DIRECTOR: Since 2021

Qualifications, Attributes and Skills

•
Global business experience as former chief human resources officer of Siemens AG
•
Government service as a former member of the Innovation Council for the Federal Ministry of Digitization and the Council of Future of Work for the Federal Ministry of Labor and Social Affairs of Germany
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Technology, digital and/or cybersecurity experience as the chairwoman of Seatti GmbH

•
Affiliation with a leading business and public policy association as the co-chair of the Digital Council of the Confederation of German Employers’ Associations
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Academic experience as a member of the International Advisory Board of the IESE Business School in Spain, the University Council of the Technical University of Munich and the Global Navigation Board of the University of Tokyo
•
Outside board experience as a director of TUI AG

Relevant Experience
Janina Kugel brings to the Board extensive experience in global human resources through various senior leadership roles, including her tenure as chief human resources officer at multiple international companies. In addition, her organizational transformation expertise is an important perspective for the Board.
Ms. Kugel served as the chief human resources officer and member of the managing board of Siemens AG from 2015 until 2020. Ms. Kugel joined Siemens AG in 2001 as vice president of group strategy in the communications sector and in 2005, was appointed director of global commercial excellence before becoming director of human resources in 2009. In 2012, Ms. Kugel joined Osram where she served as chief human resources officer until 2013, when she returned to Siemens AG to serve as corporate vice president of human resources and chief diversity officer.
Ms. Kugel currently serves as chairwoman of Seatti GmbH, a leading desk booking software company.
Ms. Kugel serves on the Board of, and is the co-chair of, the Digital Council of the Confederation of German Employers’ Associations (Bundesvereinigung der Deutschen Arbeitgeberverbände). Ms. Kugel is a director of TUI AG and is also a member of the International Advisory Board of the IESE Business School in Spain, the University Council of the Technical University of Munich and the Global Navigation Board of the University of Tokyo. Ms. Kugel is a senior advisor for Boston Consulting Group, Inc. and previously served as senior advisor to EQT, AB Group. Ms. Kugel is also a member of the Board of Trustees of Deutsche AIDS Stiftung (“German AIDS Foundation”).

8 | KYNDRYL 2026 PROXY STATEMENT

DENIS MACHUEL
CHIEF EXECUTIVE OFFICER, The Adecco Group, a leading human resources and temporary staffing firm
COMMITTEE: Audit AGE: 62 INDEPENDENT DIRECTOR: Since 2021

Qualifications, Attributes and Skills

•
Global business experience as chief executive officer of The Adecco Group and former chief executive officer of Sodexo S.A.
•
Technology and digital experience as the former chief digital officer of Sodexo S.A.
• Affiliation with leading business and public policy associations as a former member of the G7 Business for Inclusive Growth coalition and the Consumer Goods Forum

Relevant Experience
Denis Machuel brings to the Board global leadership experience through his service as chief executive officer of multiple international companies across diverse industries. His background includes shaping digital business models and overseeing global workforce structures, which provides a valuable and well-informed perspective to the Board.
Mr. Machuel has served as chief executive officer of The Adecco Group since 2022. Prior to this, Mr. Machuel served as the chief executive officer of Sodexo S.A. from 2018 until 2021. Mr. Machuel joined Sodexo in 2007 as the managing director of benefits and rewards services for central and eastern Europe. In 2012, he became chief executive officer of Sodexo benefits and rewards worldwide. Mr. Machuel joined the Sodexo Group Executive Committee in 2014 and from 2015 until 2018 served as group chief digital officer and from 2017 until 2018, served as deputy chief executive officer of Sodexo. Additionally, between 2016 and 2017, Mr. Machuel served as chief executive officer of personal and home services at Sodexo.
Mr. Machuel has also served as a member of the G7 Business for Inclusive Growth coalition and the Consumer Goods Forum.

KYNDRYL 2026 PROXY STATEMENT | 9

RAHUL N. MERCHANT
FORMER HEAD OF CLIENT SERVICES AND TECHNOLOGY, AND MEMBER OF EXECUTIVE COMMITTEE, TIAA-CREF, a global asset management and retirement business
COMMITTEE: Audit AGE: 69 INDEPENDENT DIRECTOR: Since 2021

Qualifications, Attributes and Skills

•
Global business experience as head of client services and technology and member of the executive committee at TIAA
•
Technology, digital and/or cybersecurity experience as former executive vice president and chief information and operations officer at Federal National Mortgage Association (“Fannie Mae”) and former senior vice president, chief information officer and chief technology officer at Merrill Lynch, Pierce, Fenner & Smith Incorporated

•
Government service as former citywide chief information and innovation officer of New York City
•
Outside board experience as a former director of Juniper Networks, Inc., Sun Microsystems, Inc., Fair Isaac Corporation and Level 3 Communications LLC

Relevant Experience
Rahul Merchant has vast experience in technology serving in chief information officer and chief technology officer roles throughout his career. His skills in developing and implementing IT strategy and digital transformations, along with managing large operations, gives the Board an insightful and well-rounded perspective.
Mr. Merchant served as a senior executive vice president and member of the executive committee at TIAA from 2015 until his retirement in 2022. While at TIAA, Mr. Merchant led a variety of organizations including chief information officer, client services and digital transformation. Prior to serving this role, Mr. Merchant served as citywide chief information and innovation officer for the City of New York from 2012 until 2014. From 2006 until 2009, Mr. Merchant served as executive vice president, chief information and operations officer and member of the executive committee at Fannie Mae and senior vice president, chief information officer and chief technology officer at Merrill Lynch, Pierce, Fenner & Smith Incorporated from 2000 until 2006. Mr. Merchant has served as the chair of the Audit Committee of a public company. Additionally, during the past five years, he served as a director of Juniper Networks, Inc.

10 | KYNDRYL 2026 PROXY STATEMENT

JANA SCHREUDER
RETIRED EXECUTIVE VICE PRESIDENT, CHIEF OPERATING OFFICER, NORTHERN TRUST CORPORATION, a financial services company
COMMITTEE: Compensation and Human Capital (Chair) AGE: 67 INDEPENDENT DIRECTOR: Since 2021

Qualifications, Attributes and Skills

•
Global business experience as former chief operating officer of Northern Trust Corporation
•
Technology, digital and/or cybersecurity experience as former president of operations and technology at Northern Trust Corporation
•
Affiliation with leading business association as a member of Women Corporate Directors

•
Financial experience as former chief risk officer and head of corporate risk management and president of wealth management at Northern Trust Corporation
•
Outside board experience as a director of The Bank of N.T. Butterfield & Son Limited

Relevant Experience
Jana Schreuder brings to the Board significant risk management expertise through her roles as chief operating officer and chief risk officer at a major financial services institution. In addition, Ms. Schreuder’s technology leadership experience in her prior role as the president of operations and technology gives the Board an important technological and operational perspective.
Ms. Schreuder served as executive vice president and chief operating officer of Northern Trust Corporation from 2014 until she retired from that role in 2018. Ms. Schreuder joined Northern Trust in 1980 and during her tenure held multiple roles as a member of the management team, including service as chief risk officer from 2005 to 2006, president of operations and technology from 2006 to 2011 and president of wealth management from 2011 to 2014.
Ms. Schreuder is a member of Women Corporate Directors. Ms. Schreuder currently sits on the board of The Bank of N.T. Butterfield & Son Limited. Additionally, during the past five years, she served as a director of Avantax, Inc.

KYNDRYL 2026 PROXY STATEMENT | 11

HOWARD I. UNGERLEIDER
RETIRED PRESIDENT AND CHIEF FINANCIAL OFFICER, DOW INC., a materials, polymer, chemicals and biological sciences enterprise
COMMITTEE: Compensation and Human Capital AGE: 57 INDEPENDENT DIRECTOR: Since 2021

Qualifications, Attributes and Skills

•
Global business experience as former president and chief financial officer of Dow Inc.
•
Financial expertise as former chief financial officer of Dow Inc., DowDuPont and The Dow Chemical Company
•
Managed the financial complexities of the historic merge-and-spin of DowDuPont, an $86 billion holding company comprised of The Dow Chemical Company and DuPont from September 2017 to April 2019

•
Financial leadership managing The Dow Chemical Company’s strategic ownership restructuring of its Dow Corning Corporation silicones business joint venture completed in 2016
•
Affiliation with leading business and public policy associations as the immediate past chair of the Business Leaders for Michigan business roundtable
•
Outside board experience as a director of Phillips 66, Air Products and Chemical, Inc. and American Airlines Group Inc.

Relevant Experience
Howard Ungerleider’s extensive financial acumen and leadership experience brings an important perspective to the Board. His vast strategic and transformation expertise, including managing the financial implications of a historic merger and spinoff, are key capabilities that make him a valuable member of the Board.
Mr. Ungerleider served as a public company chief financial officer for a decade, beginning with The Dow Chemical Company from 2014 to 2015. He then became the chief financial officer of DowDuPont effective upon the merger of The Dow Chemical Company and E.I. du Pont de Nemours and Company, a role he held until 2019 when Dow Inc. separated from DowDuPont. Mr. Ungerleider then served as chief financial officer of Dow Inc. through 2023. He also served as president of Dow Inc. from 2019 through 2023, before retiring from the company in January 2024.
In January 2024, Mr. Ungerleider was appointed as an Operating Advisor to Clayton, Dubilier & Rice funds.
Mr. Ungerleider previously served as chairman of the Dow Company Foundation. He currently serves on the Board of Directors of Phillips 66, Air Products and Chemical, Inc. and American Airlines Group Inc. He also serves on the Board of Directors of the Rollin M. Gerstacker Foundation and the Michigan Baseball Foundation. Mr. Ungerleider is the immediate past chair of the Business Leaders for Michigan business roundtable.

12 | KYNDRYL 2026 PROXY STATEMENT

Directors Continuing in Office

DOMINIC J. CARUSO
RETIRED EXECUTIVE VICE PRESIDENT AND CHIEF FINANCIAL OFFICER, JOHNSON & JOHNSON, a global healthcare products company
COMMITTEE: Audit (Chair) AGE: 68 INDEPENDENT DIRECTOR: Since 2021

Qualifications, Attributes and Skills
• Global business experience as former chief financial officer of Johnson & Johnson • Financial expertise as former chief financial officer of Johnson & Johnson
•
Affiliation with leading business and public policy association as former co-chair of the U.S. Chamber of Commerce Global Initiative on Health and the Economy
•
Outside board experience as lead independent director of McKesson Corporation

Relevant Experience
Dominic Caruso provides the Board with extensive global financial expertise gained through his career in various senior finance roles, including his more than decade long tenure as the chief financial officer of a Fortune 100 company. His insight into the healthcare industry furthers the value of his perspective in the boardroom.
Mr. Caruso served as the executive vice president and chief financial officer of Johnson & Johnson from 2007 until his retirement in 2018. Earlier in his career, Mr. Caruso served Centocor, Inc. as vice president, finance and chief financial officer from 1994 to 1998, and as senior vice president and chief financial officer from 1998 until the acquisition of Centocor by Johnson & Johnson in 1999. Mr. Caruso then joined Johnson & Johnson and served in various executive positions until his appointment as the executive vice president and chief financial officer in 2007. Mr. Caruso is the lead independent director of McKesson Corporation.
Mr. Caruso previously served as the co-chair of the U.S. Chamber of Commerce Global Initiative on Health and the Economy and currently serves on the Board of Trustees of the Cystic Fibrosis Foundation. Mr. Caruso is trustee emeritus of the Children’s Hospital of Philadelphia.

KYNDRYL 2026 PROXY STATEMENT | 13

STEPHEN A.M. HESTER
CHAIRMAN, EASYJET PLC, a leading international airline CHAIRMAN, NORDEA BANK ABP, a leading Nordic financial services group
COMMITTEE: Nominating and Governance (Chair) AGE: 65 LEAD INDEPENDENT DIRECTOR: Since 2021

Qualifications, Attributes and Skills

•
Global business experience as former group chief executive of RSA Insurance Group, of Royal Bank of Scotland Group and of British Land plc
•
Financial expertise as former chief financial officer of Abbey National plc and Credit Suisse First Boston

•
Outside board experience as chairman of easyJet plc, chairman of Nordea Bank Abp, former senior independent director of Centrica plc, former director of RSA Insurance Group plc and former deputy chairman of Northern Rock

Relevant Experience
Sir Stephen Hester’s extensive operational and financial leadership career, combined with his vast experience across many industries makes him a valuable member of the Board. In addition, the governance acumen gained through his tenure as chairman of multiple companies in different industries are key traits as the Board’s Lead Independent Director.
Sir Stephen Hester currently serves as chairman of easyJet plc and as chairman of Nordea Bank Abp. In 2024, he was knighted for services to business and to the economy in the United Kingdom’s New Year Honours list.
Sir Stephen Hester served as chief executive officer of RSA Insurance Group from 2014 until his retirement in June 2021. Prior to joining RSA, he was group chief executive of Royal Bank of Scotland from 2008 to 2013, chief executive of British Land plc from 2004 to 2008, and chief operating officer and chief financial officer of Abbey National plc from 2002 to 2004. Sir Stephen Hester began his career at Credit Suisse First Boston in 1982 and held positions of increasing responsibility, including chief financial officer and global head of the fixed income division. Additionally, during the past five years, he served as senior independent director of Centrica plc and as a director of RSA Insurance Group plc.

14 | KYNDRYL 2026 PROXY STATEMENT

SHIRLEY ANN JACKSON
PRESIDENT EMERITA, RENSSELAER POLYTECHNIC INSTITUTE, a leading science and technology university that brings technical innovation to the marketplace
COMMITTEE: Nominating and Governance AGE: 79 INDEPENDENT DIRECTOR: Since 2021

Qualifications, Attributes and Skills

•
Leadership and technology, digital and/or cybersecurity experience as president emerita of Rensselaer Polytechnic Institute
•
Industry and research experience as a theoretical physicist at the former AT&T Bell Laboratories
•
Government service as a member of the Defense Science Board, the International Security Advisory Board to the United States Secretary of State, former chairman of the U.S. Nuclear Regulatory Commission and co-chair of the President’s Intelligence Advisory Board, former member of the United States Secretary of Energy Advisory Board and the President’s Council of Advisors on Science and Technology

•
Regulatory experience as a former member of the board of governors of the Financial Industry Regulatory Authority (“FINRA”) and as former chairman of the U.S. Nuclear Regulatory Commission
•
Affiliation with leading business and public policy associations as a member of the Council on Foreign Relations, former university vice chair of the Council on Competitiveness and former member of the board of the World Economic Forum USA
•
Former tenured institute professor at Rensselaer Polytechnic Institute and Rutgers University
•
Outside board experience as a former director of a number of corporations including FedEx Corporation, Public Service Enterprise Group Incorporated (“PSEG”) and International Business Machines Corporation

Relevant Experience
Dr. Jackson is an integral part of the Board based in part on her science and technology expertise gained through a long career as a theoretical physicist, professor, and more than two-decade presidency at one of the premier research universities in the United States. In addition, her various senior government and regulatory leadership roles provide a key perspective in the boardroom.
Dr. Jackson was a theoretical physicist at the former AT&T Bell Laboratories from 1976 to 1991, consultant to the former AT&T Bell Laboratories from 1991 to 1995, professor of theoretical physics at Rutgers University from 1991 to 1995 and chairwoman of the U.S. Nuclear Regulatory Commission from 1995 to 1999. Dr. Jackson was president of Rensselaer Polytechnic Institute for more than two decades, from 1999 until her retirement in 2022.
Dr. Jackson’s distinguished career in science and technology includes being a member of the Defense Science Board and the International Security Advisory Board to the United States Secretary of State. She has also served as co-chair of the President’s Intelligence Advisory Board. Dr. Jackson is a fellow of the Royal Academy of Engineering (U.K.), the American Academy of Arts and Sciences, the American Association for the Advancement of Science and the American Physical Society. She is a member of the U.S. National Academy of Engineering and the American Philosophical Society. Dr. Jackson is a recipient of the National Medal of Science, the highest award in science and engineering awarded by the U.S. Government. Dr. Jackson is currently a member of the Memorial Sloan Kettering Cancer Center Board of Trustees and The Nature Conservancy Global Board Secretary. Dr. Jackson is a member of the Council on Foreign Relations, a life member Emerita of the MIT Corporation, and a lifetime trustee of the Brookings Institution. Dr. Jackson is also a Regent Emerita and former Vice-Chair of the Board of Regents of the Smithsonian Institution, and a past president of the American Association for the Advancement of Sciences. Additionally, during the past five years, she served as a director of FedEx Corporation and PSEG.

KYNDRYL 2026 PROXY STATEMENT | 15

MARTIN SCHROETER
CHAIRMAN AND CHIEF EXECUTIVE OFFICER, KYNDRYL
CHAIRMAN: Since 2021 AGE: 61

Qualifications, Attributes and Skills

•
Global business and leadership experience as chief executive officer of Kyndryl and former senior vice president of global markets of IBM
•
Technology, digital and/or cybersecurity experience as chief executive officer of Kyndryl and service in various roles at IBM

•
Financial expertise as former senior vice president and chief financial officer of IBM
•
Affiliation with leading business and public policy association as a member of the Business Roundtable, the Business Council, the Council on Foreign Relations, and U.S.-India CEO Forum

Relevant Experience
Martin Schroeter provides the Board with extensive global technology and commercial operations experience. He also contributes strong financial expertise built through various senior finance roles — including serving as the chief financial officer at an S&P 100 company — which enhances his leadership role as the Chairman of the Company’s Board of Directors.
Mr. Schroeter was named the first chief executive officer of Kyndryl in 2021. Previously, Mr. Schroeter served in a variety of business line and finance executive positions at IBM including senior vice president of global markets from 2018 until 2020, responsible for IBM’s global sales, customer relationships and satisfaction and worldwide geographic operations and overseeing IBM’s marketing and communication functions and building IBM’s brand and reputation globally, and senior vice president and chief financial officer from 2014 until 2017, leading IBM’s finance function. Earlier in his career, Mr. Schroeter served as general manager of IBM global financing, managing a total asset base in excess of $37 billion, and had served in numerous roles in Japan, the United States and Australia.
Mr. Schroeter is a member of the Business Roundtable, the Business Council, the Council on Foreign Relations, and U.S.-India CEO Forum.

16 | KYNDRYL 2026 PROXY STATEMENT

Kyndryl Board of Directors — Experience and Skills
Kyndryl’s Board of Directors brings together ten leaders with a variety of backgrounds in key industries and professions from a wide array of senior executive and leadership roles. Our directors empower our Board with strong leadership skills, extensive transformation experience and a wide diversity of backgrounds to help the Company drive its strategy. Those backgrounds include operational experience, financial expertise and academic leadership, as well as extensive research and innovation experience. In addition, many of our directors have a background in facilitating technological change in their organizations and possess digital and cybersecurity experience. Together, they provide a well-rounded perspective and offer a wealth of knowledge for understanding and navigating contemporary business issues so that we can continue to focus on our growth.

	Caruso	Harris	Hester	Jackson	Kugel	Machuel	Merchant	Schreuder	Schroeter	Ungerleider
Client Industry Experience
Technology, Cybersecurity and/or Innovation Experience in managing technological services and innovation, information security and/or cybersecurity experience

Organizational Leadership and Global Operations Management
Leadership experience with multinational companies or in international markets, with insights gained leading entities’ business strategy and operations

Financial Experience/Expertise
Significant expertise in corporate finance, financial accounting and/or financial reporting or a senior financial leadership role at a large public company or financial institution

Risk Management Experience identifying, mitigating and managing risks across an enterprise
Academia Experience serving in a leadership role for an educational institution

Government/Regulatory, or Business/Public Policy Associations
Experience in a government or regulatory role and/or experience with regulatory and policy-making organizations relating to business, government, technology or public service

Public Board Governance and oversight experience gained through service on public company boards
Gender/Racial/Ethnic Diversity

Industry Expertise

Healthcare
Services and Facilities Mgmt.
Financial Services & Insurance
Manufacturing
Information Technology
Aerospace & Defense
Research & Development
Chemicals
Effective Board Leadership, Independent Oversight and Strong Corporate Governance

100% of Committee members are independent 30% of directors are gender diverse	100% of directors attended our 2025 Annual Meeting of stockholders 40% of directors are racially/ethnically diverse

KYNDRYL 2026 PROXY STATEMENT | 17

Director Nomination Process
OVERVIEW
Our Nominating and Governance Committee is responsible for recommending qualified candidates for election to the Board, consistent with the criteria approved by the Board and set forth in our Board Corporate Governance Guidelines and Nominating and Governance Committee Charter. The Board is responsible for selecting nominees for election.
Our Nominating and Governance Committee and the Board seek to ensure that the Board, as a whole, possesses the expertise, qualifications, attributes, experience, and skills to carry out its oversight responsibilities effectively and to align with our long-term strategies. Accordingly, our Board Corporate Governance Guidelines provide that individuals are nominated to join the Board based on all appropriate criteria, which may include strength of character, mature judgment, familiarity with our business and industry, independence of thought, ability to work collegially, existing commitments and engagements, potential conflicts of interest with other pursuits, legal considerations such as antitrust issues, business or professional experience, the diversity of their background and their array of talents and perspectives.
Our directors invest the time and effort necessary to understand the Company’s business and financial strategies and challenges, a policy reflected in our Board Corporate Governance Guidelines. Our directors’ commitment to their oversight responsibilities is reflected by the 100% attendance of directors at Board and Committee meetings in fiscal year 2026. Pursuant to its charter and the Board Corporate Governance Guidelines, before any nomination to the Board, the Nominating and Governance Committee reviews potential directors’ service on other boards, as well as other commitments and engagements, to ensure directors have sufficient time to devote to the Company. Since our inception as a public company, we do not believe that any one of our directors have served on more than four public company boards or have been otherwise “overboarded.” Further, our guidelines provide that no member of the Audit Committee will serve on more than three public company audit committees, including the Company’s, without prior approval of the Board or unless disclosed on our website or Proxy Statement.
CANDIDATE ATTRIBUTES

Business or Professional Experience
Industry and/or other relevant business or professional experience, including corporate governance background, financial and accounting background, compliance background and/or executive compensation background

Array of Talents and Perspectives
The particular talents, areas of expertise and diverse perspectives, including international insights, relevant technical skills and/or pertinent business or government acumen they bring to the Board

Technology or Cybersecurity Background Experience in managing technological and/or digital services, information security risks or leadership experience in the technology and/or digital space
Leadership Experience
Experience as a senior executive of a global public or private organization and/or academic institution, with skills and insights gained leading an entity’s business strategy and operations, including managing or overseeing and implementing corporate strategy and development plans

Because the evaluation of these criteria involves the exercise of careful business judgment, the Nominating and Governance Committee and the Board do not have specific minimum qualifications that are applicable to all director candidates. While there is no formal diversity policy, the Committee and the Board carefully consider work experiences along with a range of backgrounds and perspectives when evaluating whether the Board has the right mix of skills, experience and expertise to effectively oversee the management and governance of the Company.

18 | KYNDRYL 2026 PROXY STATEMENT

DIRECTOR CANDIDATE SEARCH
The Nominating and Governance Committee and the Board identify candidates through a variety of means, including:

Recommendations from the Committee and the full Board	Recommendations from stockholders	Suggestions from management	A third-party search firm, periodically

In identifying prospective director candidates, the Nominating and Governance Committee may seek referrals from other members of the Board, management, stockholders and other sources. The Nominating and Governance Committee also may, but is not required to, retain a third-party search firm to assist it in identifying qualified candidates. The Nominating and Governance Committee and the Board use the same criteria for evaluating director candidates regardless of the source of the referral.
STOCKHOLDER RECOMMENDATIONS AND NOMINATIONS
The Nominating and Governance Committee will consider director candidates recommended by stockholders. Any recommendation submitted to the Secretary of the Company should be in writing and should include any supporting material the stockholder considers appropriate in support of that recommendation, and must include information that would be required under the rules of the SEC to be included in a Proxy Statement soliciting proxies for the election of such candidate and a written consent of the candidate to serve as one of our directors if elected.
All recommendations for nomination received by the Secretary that satisfy our Bylaw requirements relating to director nominations will be presented to the Nominating and Governance Committee for its consideration. Stockholders must also satisfy the notification, timeliness and information requirements set forth in our Bylaws. See “Frequently Asked Questions — 18. How do I submit an item of business for the 2027 Annual Meeting?”
Stockholders wishing to propose a candidate for consideration may do so by submitting the information described in this section to: Kyndryl Holdings, Inc., Attention: Corporate Secretary’s Office, One Vanderbilt Avenue, 15th Floor, New York, New York 10017.
In addition, our Bylaws permit a stockholder, or a group of up to 20 stockholders, that has continuously owned for three years at least 3% of the Company’s outstanding common stock, to nominate and include in the Company’s annual meeting proxy materials up to the greater of two directors or 20% of the number of directors to be elected at the annual meeting (“Proxy Access”), provided that the stockholder(s) and the nominee(s) satisfy the requirements specified in our Bylaws, which are posted on our Investor Relations website at investors.kyndryl.com. Stockholder requests to include stockholder-nominated directors in the Company’s proxy materials for our 2027 Annual Meeting of Stockholders pursuant to our Proxy Access bylaw must be received by the Company no earlier than January 17, 2027 and no later than February 16, 2027.
Director Attendance
As reflected in our Board Corporate Governance Guidelines, all directors are responsible for making every effort to attend all meetings of the Board, meetings of the committees of which they are members and the Annual Meeting of Stockholders. This commitment is reflected in the Board’s attendance rate. In the Company’s 2026 fiscal year:
•	The Board met 9 times and the committees collectively met 24 times;
•	Each director attended 100% of the total number of meetings of the Board and of the committees on which each director served;
•	All 10 of our directors attended the Company’s 2025 Annual Meeting of Stockholders.

KYNDRYL 2026 PROXY STATEMENT | 19

Director Independence
Under our Board Corporate Governance Guidelines and NYSE rules, a director is not independent unless our Board affirmatively determines that he or she does not have a direct or indirect material relationship with us or any of our subsidiaries.
Our Board Corporate Governance Guidelines define independence in accordance with current NYSE standards for listed companies and require that our Nominating and Governance Committee and our Board review the independence of all directors at least annually. The Board considers all relevant facts and circumstances, including information provided through directors’ annual questionnaires and information regarding commercial transactions and relationships between the Company and entities with which a director is affiliated.

After review of all relevant facts and circumstances, our Board has affirmatively determined that each of Dominic J. Caruso, John D. Harris II, Stephen A.M. Hester, Shirley Ann Jackson, Janina Kugel, Denis Machuel, Rahul N. Merchant, Jana Schreuder and Howard I. Ungerleider is independent under the guidelines for director independence set forth in the Board Corporate Governance Guidelines and under all applicable NYSE rules, including with respect to committee membership.

The Board determined that no transactions between the

Company and a director-affiliated entity were either material or affected the independence of any of our non-employee directors under either our Board Corporate Governance Guidelines or the applicable NYSE rules. In addition, the Board also determined that each member of the Audit Committee and Compensation and Human Capital Committee satisfy the independence requirements applicable to serve on those committees under NYSE and SEC regulations.
Board Leadership Structure

MARTIN SCHROETER	STEPHEN A.M. HESTER
Chairman of the Board and Chief Executive Officer	Lead Independent Director

Selecting a company’s leadership structure is one of the most important tasks of any board. There is not a one-size-fits-all model for board leadership, which is why our Bylaws provide that the Board has an annual duty to elect a Chairman of the Board from among its members. The Board believes that Kyndryl and its stockholders are best served by maintaining this flexibility and that a permanent leadership policy is not in the best interests of the Company. Therefore, our governing documents enable the Board to determine the appropriate Board leadership structure for the Company and allow the roles of Chairman of the Board and Chief Executive Officer to be filled by the same or different individuals. Additionally, our Board Corporate Governance Guidelines provide that the Company will have a Lead Independent Director whenever the Chairman of the Board is a non-independent director.
Currently, Mr. Schroeter serves as Chairman of the Board and Chief Executive Officer. Combining the role of Chairman and Chief Executive Officer at this time ensures that the Chairman has significant experience in the technology services business and ongoing executive responsibility for the Company. In the Board’s view, this approach enables the Board to better understand the Company and work with management to enhance stockholder value. In addition, the Board believes that this structure enables it to better fulfill its risk oversight responsibilities.

20 | KYNDRYL 2026 PROXY STATEMENT

This also allows the Chief Executive Officer to more effectively communicate the Board’s view to management and facilitates robust communications between all of management and the Board.
The Lead Independent Director position provides strong, independent leadership for the Board. It is the opinion of the Board that Sir Stephen Hester’s diverse, international executive leadership and corporate governance experience from serving in leadership positions on various public company boards make him exceptionally qualified to lead the independent members of the Board in their oversight of management. Sir Stephen Hester’s leadership experience includes roles as a chief executive officer, chief financial officer, and chief operating officer, as well as serving as chairman of the board for multiple international companies in diverse industries. Under our Board Corporate Governance Guidelines, Sir Stephen Hester, as the Lead Independent Director, has significant and robust duties and responsibilities, including:
•	presiding at all meetings of the Board at which the Chair is not present, including executive sessions of the independent directors;
•	serving as liaison between the Chair and the independent directors;
•	approving information sent to the Board;
•	approving meeting agendas for the Board;
•	approving meeting schedules to assure that there is sufficient time for discussion of all agenda items;
•	authority to call meetings of the independent directors; and
•	if requested by major stockholders, ensuring that he is available, as necessary after discussions with the Chairman and Chief Executive Officer, for consultation and direct communication.
The Board considers its current leadership structure to be appropriate for the Company at this time. The Board believes that the responsibilities of the Lead Independent Director and the highly independent composition of the Board help to ensure appropriate oversight of the Company’s management by the Board and optimal functioning of the Board.
Board Oversight of Strategy
The Board is responsible for the overall oversight of management in the execution of its responsibilities. In this oversight role, the Board regularly reviews the Company’s long-term business strategy and works with management to set the short-term and long-term strategic objectives of the Company and to monitor progress on those objectives. Strategy discussions are an integral part of each Board meeting, with discussions and presentations led by members of senior management, as well as specific subject-matter experts. In addition, on an annual basis, the Company devotes significant time in a separate session dedicated to a full strategic review with senior management and subject matter experts.
Board and Committee Oversight of Risk Management
One of the most significant oversight responsibilities for our Board is with respect to risk management. The Board executes this oversight with a multi-tiered approach through oversight by the entire Board, as well as through its committees, each of which assists the Board in overseeing a part of our overall risk management and regularly reports to the Board, as discussed below. In that way, risk oversight responsibilities are shared by all committees of the Board, with each committee responsible for oversight of matters most aligned with the responsibilities set forth in its charter. We believe that allocating responsibility to a committee with relevant knowledge and experience provides a more focused and deeper oversight of risk. This allows for a multi-tiered approach to risk oversight, with the full Board retaining overall oversight responsibility.
Our senior leadership team is responsible for managing our enterprise risk management program under the oversight of the Audit Committee, which periodically reviews the Company’s enterprise risks and related enterprise risk management framework and processes. Responsibility for managing each of our highest priority risks is assigned to one or more members of our senior leadership team. Line management under the leadership of key senior leaders perform the daily processes, controls and practices of our risk management program. Our enterprise risk management program is designed to identify, assess and manage our risk exposures, and management regularly reports to the Board and its committees on our material operational, strategic and financial risks (over the short-, intermediate- and long-term) and plans to monitor, manage and mitigate these risks, as described below.

KYNDRYL 2026 PROXY STATEMENT | 21

Each committee also, when desired by the applicable committee, meets with outside advisors (including consultants and experts) in executing its risk oversight responsibilities.

The Board is responsible for the overall oversight of our enterprise risk management program and receives regular updates from management on our material operational, strategic and financial risks (over the short-, intermediate- and long-term) and plans to monitor, manage and mitigate these risks, including those related to the development and use of emerging technologies such as artificial intelligence (“AI”). With respect to operational and strategic risks, the Board receives periodic updates from: our Chief Information Security Officer, Chief Information Officer and other senior leaders with respect to cybersecurity, data privacy and AI-related matters; our Chief Human Resources Officer on compensation and human capital matters; and our Global Head of Corporate Affairs and Senior Vice President, Global Citizenship & Sustainability with respect to environmental and corporate responsibility matters. The Board considers the foregoing matters so critical to our business that it maintains concurrent oversight over them with its committees.
The Audit Committee periodically reviews our accounting, reporting and financial practices and risk exposures, including with respect to the integrity of our financial statements, our financial reporting, our administrative, financial and disclosure controls, our enterprise risk management program, compliance with legal and regulatory requirements, our engagement with Kyndryl’s independent auditor and our cybersecurity and data privacy controls. Through its regular meetings with management, including the finance, legal, internal audit and information security functions, and Kyndryl’s independent registered public accounting firm, the Audit Committee reviews and discusses all significant areas of our business and related risks and summarizes for the Board areas of risk, including cyber risk, and any mitigating factors. With respect to compliance matters, the Audit Committee receives regular updates from our Chief Compliance Officer, who reports to our General Counsel. With respect to enterprise risk management, the Audit Committee receives regular updates from our Senior Vice President & General Auditor. With respect to cybersecurity-related matters, the Audit Committee receives periodic updates from our Chief Information Security Officer about the Company’s cybersecurity policies and practices, cybersecurity developments, trends, risks, notable incidents, mitigation strategies, maturity initiatives and other developments, as well as periodic updates from our Chief Information Officer and other senior leaders on cybersecurity-related matters.
The Compensation and Human Capital Committee considers, and discusses with management and its independent compensation consultant whether certain risks, including arising from our compensation structure, human capital practices and other policies and programs for our employees, are reasonably likely to have a material adverse effect on us. The Compensation and Human Capital Committee oversees management succession planning, human capital management and our employee engagement and assesses the ability of our compensation programs to attract and retain high-performing talent.
The Nominating and Governance Committee oversees and evaluates programs and risks associated with Board organization, membership and structure and corporate governance, including director independence and related person transactions. The Nominating and Governance Committee also oversees and assesses risks associated with our corporate responsibility initiatives, including our environmental and sustainability goals and initiatives.

22 | KYNDRYL 2026 PROXY STATEMENT

Management Succession Planning
Succession planning is a key component of our talent strategy and is designed to promote continuity in leadership roles, reflect the Company's commitment to effective long-term organizational planning and identify talent with the necessary skills and experience to assume these roles. The Board and the Compensation and Human Capital Committee provide active oversight of management’s succession planning process through robust discussions and periodic reviews, including annually with the CEO and Chief Human Resources Officer. The Board regularly interacts with key leaders, which allows for important exposure opportunities with strong candidates for succession for various senior roles. The Compensation and Human Capital Committee oversees the management continuity planning process, is responsible for reviewing and evaluating the succession plans relating to all executive officer positions and for making recommendations to the Board on individuals to occupy these positions. Following the announced retirement of the Chief Human Resources Officer, the Board and Management implemented a planned transition that resulted in the appointment of a highly qualified internal successor.
As previously disclosed, earlier this year, the Company underwent changes within its executive leadership team, including the departure of the Chief Financial Officer, and General Counsel and a transition involving the Global Controller to another role within the organization. Interim executives have been appointed to ensure continuity across these functions. With Board input, management is conducting a comprehensive search process, supported by a global executive search firm, for candidates with the experience and leadership capabilities to step into these roles on a permanent basis. The Company is concurrently working to further strengthen its finance and legal functions.
Communications with the Board
The method by which stockholders and other interested parties may communicate with the Board, individual directors, including the Lead Independent Director, the non-management directors as a group, or with the Chair, can be found on our Investor Relations website at investors.kyndryl.com under Corporate Responsibility: Governance: Board of Directors: Contact the Board.

KYNDRYL 2026 PROXY STATEMENT | 23

Board and Committee Self-Evaluation Process
As part of its strong governance practices and policies, the Company has a robust board and committee self-evaluation process. Our multi-part process is designed to elicit honest and candid feedback from directors in multiple formats and at different times to ensure that the Board and its committees are operating effectively and that its processes reflect best practices. The form of assessment used to facilitate the evaluation is reviewed each year to ensure it continues to be consistent with market practice and encompasses a broad array of topics. The Nominating and Governance Committee annually reviews the form for the Board and committee self-evaluations. The steps below outline the formal evaluation process; however, the totality of the evaluation process is dynamic and ongoing with feedback discussed among Board members throughout the year.

Process		Kyndryl Leadership	Key Events
1	One-on-one Interviews	Chairman of the Board	• Chairman solicits feedback from individual directors in a one-on-one formal annual self-evaluation • A one-on-one format enables directors to speak openly about their views
2	Each Individual Committee Conducts Annual Self-Evaluation	Committee Chairs
•
Committee Chairs lead their committee in an annual self-evaluation in executive session
•
Committee self-evaluations promote candid discussion in a smaller setting of matters that are specific to each committee

3	Full Board Conducts Annual Self-Evaluation	Lead Independent Director
•
Lead Independent Director leads the entire Board in an annual self-evaluation to review the effectiveness of the Board
•
Among other items, the Board focuses on areas such as:
   •
Board composition, including the backgrounds, skills, and experience of our directors
   •
Board culture and rapport among directors
   •
Scope and quality of Board meeting materials
   •
Board access to Company management
   •
Overall Board performance and effectiveness of the Board and each of its committees

4	Evaluation of Feedback	Full Board	• Full Board collectively discusses insights from each of these evaluation sessions at a subsequent meeting
5	Board and Committee Enhancements	Full Board	• Board and/or its committees implement enhancements to its existing policies and practices, as appropriate • Feedback is also considered for future Board meeting or education sessions

24 | KYNDRYL 2026 PROXY STATEMENT

Committees of the Board
Our Board has three standing committees — Audit Committee, Compensation and Human Capital Committee and Nominating and Governance Committee. Each committee is comprised solely of directors who satisfy the independence criteria established by the Board, which reflects the standards of the NYSE and the rules of the SEC, including the heightened independence requirements that apply to Audit Committee and Compensation and Human Capital Committee members. Each committee has a written charter that sets forth the committee’s duties and responsibilities.

Director	Independent	Kyndryl Committees

		Audit	Compensation and Human Capital	Nominating and Governance
Dominic J. Caruso
John D. Harris II
Stephen A.M. Hester
Shirley Ann Jackson
Janina Kugel
Denis Machuel
Rahul N. Merchant
Jana Schreuder
Howard I. Ungerleider
Number of Committee Meetings in fiscal year 2026		13	8	3

Lead Independent Director	Committee Chair	Committee Member	Audit Committee Financial Expert

Each committee reviews its charter at least annually to ensure such charters reflect evolving trends and best practices. The charter of each committee can be found on our Investor Relations website, investors.kyndryl.com, under Corporate Responsibility: Governance: Governance Documents: Committee Charters.

KYNDRYL 2026 PROXY STATEMENT | 25

AUDIT COMMITTEE
Members and Qualifications	Key Responsibilities and Oversight Areas
DOMINIC J. CARUSO — CHAIR
The Committee is responsible for overseeing reports of our financial results, audit reporting, internal controls, adherence to our Code of Conduct and compliance with applicable laws and regulations. Concurrent with that responsibility, as set out more fully in the Committee’s Charter, the Committee has other key responsibilities, including:
•
selecting the independent registered public accounting firm, approving all related fees and compensation, overseeing such firm’s work and reviewing its selection with the Board;
•
preapproving the proposed services to be provided by the independent registered public accounting firm;
•
reviewing the procedures of the independent registered public accounting firm to ensure its independence and other qualifications for services performed for us;
•
reviewing any significant changes in accounting principles or developments in accounting practices and the effects of those changes on our financial reporting;
•
assessing the effectiveness of our internal audit function and overseeing the adequacy of internal controls, key controls and processes in specific areas, including cybersecurity, and enterprise risk management processes;
•
overseeing the Company’s efforts to develop and implement policies, procedures and strategies for identifying, managing and monitoring cybersecurity and data privacy matters; and
•
meeting with management prior to each quarterly earnings release and periodically to discuss the approach to earnings press releases and the type of financial information and earnings guidance provided to analysts and rating agencies.

Mr. Caruso has many years of experience as a public company chief financial officer, including direct involvement in the preparation of financial statements and setting financial disclosure policy, and as a chair of another public company audit committee.

DENIS MACHUEL
Mr. Machuel, in his role as chief executive officer, has valuable experience overseeing a chief financial officer and the financial reporting process of public companies.
RAHUL N. MERCHANT

Mr. Merchant has many years of experience in the financial services industry, as well as prior service as the chair of the audit committee of another public company board. Mr. Merchant has technology, digital and cybersecurity experience through his roles as CIO and CTO at major financial entities.

26 | KYNDRYL 2026 PROXY STATEMENT

NOMINATING AND GOVERNANCE COMMITTEE
Members and Qualifications	Key Responsibilities and Oversight Areas
STEPHEN A.M. HESTER — CHAIR
The Committee is devoted to the continuing review, definition and articulation of our governance structure and practices. Concurrent with that responsibility, as set out more fully in the Committee’s Charter, the Committee has other key responsibilities, including:
•
leading the search for qualified individuals for election as our directors based on all appropriate criteria, including candidates’ business or professional experience, the diversity of their background and their talents and perspectives; technology or cybersecurity experience; reviewing and assessing the independence of each director nominee; and planning for future Board and Committee refreshment actions;
•
advising on all matters concerning directorship practices, and on the function, composition and duties of the committees of the Board;
•
reviewing and assessing the independence of all of our non-management directors, heightened standards for Audit and Compensation and Human Capital Committee members and assessing transactions with related persons annually;
•
developing and making recommendations to the Board regarding a set of corporate governance guidelines;
•
reviewing and recommending to the Board the form and amount of our non-management director compensation;
•
reviewing our position and practices on significant corporate contributions, environmental matters and corporate responsibility matters; and
•
reviewing and considering stockholder proposals.

Sir Stephen Hester has valuable international governance experience gained through serving as the chief executive officer of public companies in Europe and serving as a member of multiple public company boards in the role of chairman.

JOHN D. HARRIS II

Mr. Harris has governance experience, including at a global technology company, gained through serving a wide range of roles, including as the head of business development and the CEO of a subsidiary at a public company, as well as serving as a member of other public company boards.

SHIRLEY ANN JACKSON

Dr. Jackson has a broad governance perspective gained through serving as the president at a major technology and science university and in senior leadership positions in government, industry and research. She has also served on several public company boards across many industries including the technology sector. This experience includes leadership positions as the chair of a governance committee and the lead director of another public company.

KYNDRYL 2026 PROXY STATEMENT | 27

COMPENSATION AND HUMAN CAPITAL COMMITTEE
Members and Qualifications	Key Responsibilities and Oversight Areas
JANA SCHREUDER — CHAIR
The Compensation and Human Capital Committee has responsibility for defining and articulating our overall executive compensation philosophy and key compensation policies, including the material risks associated with executive compensation structure, policies and programs. Concurrent with that responsibility, as set out more fully in the Committee’s Charter, the Committee has other key responsibilities, including:
•
reviewing and approving the corporate goals and objectives relevant to the CEO’s compensation, evaluating, together with the other independent members of the Board, the CEO’s performance in light of those goals and objectives and, based on such evaluation, recommending the CEO’s compensation level for approval by the independent members of the Board;
•
administering and approving all elements of compensation for the Company’s non-CEO executive officers;
•
annually reviewing and discussing with management the Company’s compensation policies and practices as applied to employees generally to assess whether any risks arising from such structures, policies and programs are reasonably likely to have a material adverse effect on the Company;
•
reviewing our human capital management and employee engagement;
•
overseeing and approving the management continuity planning process;
•
overseeing the evaluation of management;
•
approving, by direct action or through delegation, participation in and all awards, grants and related actions under our equity plan;
•
monitoring compliance with stock ownership guidelines and administering clawback policies; and
•
evaluating, on at least an annual basis, whether any work provided by the Committee’s compensation consultant raised any conflict of interest and pre-approving any services to be provided to the Company or its subsidiaries by any of the Committee’s compensation consultants.

Ms. Schreuder brings to our Committee her perspective as a former public company chief operating officer and chair of another public company compensation committee, as well as valuable risk management experience.

JANINA KUGEL

Ms. Kugel brings to our Committee over a decade of experience as a human resources executive, including as a chief human resources officer responsible for executive recruitment and compensation as well as employee engagement.

HOWARD I. UNGERLEIDER

Mr. Ungerleider brings to our Committee financial planning experience through serving as a president and chief financial officer of a public company and an understanding of the link between such financial planning and incentive compensation.

28 | KYNDRYL 2026 PROXY STATEMENT

Compensation and Human Capital Committee Oversight of Kyndryl Compensation
•
The Committee approves the individual salary, annual bonus and equity awards for our non-CEO executive officers and approves the aggregate annual bonus and annual long-term equity award pools for employees who are not executive officers. In setting the compensation of our non-CEO executive officers, the Committee considers the CEO’s review of each executive officer’s performance and recommendations with respect to his or her compensation.

•
The Committee reviews and approves the corporate goals and objectives relevant to our CEO’s compensation, evaluates, together with the other independent members of the Board, his performance in light of those goals and objectives and, based on such evaluation, recommends his compensation level for approval by the independent members of the Board.

•
The Committee has authority under its charter to retain outside consultants or advisors, as it deems necessary or advisable. In accordance with this authority, the Committee has engaged the services of Frederic W. Cook & Co. (“FW Cook”) as its independent compensation consultant. For a detailed discussion regarding the role of compensation consultants with respect to executive and director compensation, see “2026 Executive Compensation — Compensation Discussion and Analysis — Executive Compensation Decision-Making and Oversight.”

•
Pursuant to its charter and the Amended and Restated Kyndryl 2021 Long-Term Performance Plan, the Committee has delegated limited authority to each of the CEO and the Chief Human Resources Officer to make long-term incentives outside the annual grant process, or “off-cycle grants,” to employees and new hires who are not officers subject to Section 16 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The delegation is subject to a cap on the aggregate grant date values of long-term incentives that may be awarded to any individual and a cap on the aggregate number of shares of all awards pursuant to the delegation. Any “off-cycle grants” are reported to the Committee at the next regularly scheduled meeting following such awards.

Kyndryl Code of Conduct
Our code of ethics is The Kyndryl Code of Conduct. The Kyndryl Code of Conduct is applicable to all our directors, officers and employees, including our Chairman and Chief Executive Officer, Chief Financial Officer, Controller and other senior financial officers. The Kyndryl Code of Conduct sets forth our policies and expectations on a number of topics, including conflicts of interest, compliance with laws (including insider trading laws), use of our assets and business conduct and fair dealing. The Kyndryl Code of Conduct also satisfies the requirements for a code of ethics, as defined by Item 406 of Regulation S-K promulgated by the SEC. The Kyndryl Code of Conduct can be found on our Investor Relations website at investors.kyndryl.com under Corporate Responsibility: Governance: Governance Documents: The Kyndryl Code of Conduct.
To the extent applicable, we will disclose within four business days any substantive changes in, or waivers of, The Kyndryl Code of Conduct granted to our principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions, by posting such information on our website as set forth above rather than by filing a Current Report on Form 8-K. In the case of a waiver for an executive officer or a director, the required disclosure also will be made available on our website within four business days of the date of such waiver.

KYNDRYL 2026 PROXY STATEMENT | 29

Securities Trading Policy
The Company has adopted a securities trading policy and procedures applicable to our directors, officers and employees, and implemented processes for the Company that are designed to promote compliance with insider trading laws and regulations. The policy prohibits the purchase, sale and any other transactions in securities of Kyndryl and other companies by any person while in possession of material, non-public information. The policy establishes quarterly trading windows during which Company directors, executive officers and key employees are unable to perform any transactions regarding Kyndryl securities, which helps avoid trading in the Company’s securities while in possession of possibly sensitive information not yet public. Directors, executive officers and key employees must request pre-approval to perform any transactions with their Kyndryl securities during open trading periods. For information regarding the Company’s prohibition on the hedging and pledging of Company stock, see “2026 Executive Compensation — Compensation Discussion and Analysis — Additional Compensation Information — Prohibition on Hedging and Pledging of Company Stock” of this Proxy Statement.
Board Corporate Governance Guidelines
Our Board Corporate Governance Guidelines assist the Board in guiding our governance practices. Our Board Corporate Governance Guidelines are periodically reviewed by the Nominating and Governance Committee and Board, and any changes determined by the Nominating and Governance Committee to be appropriate in light of emerging governance practices or otherwise are submitted to the full Board for consideration. These guidelines describe the Board’s views in a number of areas, including:
•	Board independence;
•	leadership structure;
•	composition (including director qualifications, skills, backgrounds, and experiences);
•	responsibilities and operations (including director commitments and duties);
•	director compensation and stock ownership;
•	Chief Executive Officer evaluation and succession planning;
•	Board committees;
•	director orientation and continuing education;
•	director access to management and independent advisors; and
•	annual Board and committee evaluations.
Our Board Corporate Governance Guidelines can be found on our Investor Relations website at investors.kyndryl.com under Corporate Responsibility: Governance: Governance Documents: Board Corporate Governance Guidelines.
Director Education
The Board is committed to the ongoing education and development of its directors to support effective oversight, informed decision-making, and strong corporate governance. To maintain and enhance their knowledge of the Company, its industry, and emerging risks and opportunities, directors regularly participate in the following educational activities:
•	Presentations on a variety of topics relevant to the Company from internal and external subject matter experts
•	Annual strategy discussion to gain a deeper understanding of the business
•	Education sessions on technological trends provided by management at a majority of Board meetings
•	External education programs to enhance knowledge and effectiveness, including third-party resources and programs
•	Programs through the Company’s membership in the National Association of Corporate Directors

30 | KYNDRYL 2026 PROXY STATEMENT

Investor Engagement
Throughout the year, we proactively engage with our investor community on a variety of topics, including our business transformation, strategy, industry trends, financial performance, corporate governance, executive compensation and corporate citizenship. We engage with existing and potential stockholders to ensure their understanding of our strategy, to seek their input and feedback, and to remain well-informed regarding their perspectives. Beyond governance-related outreach, we also make an effort to engage with members of the investment community on company strategy, results, outlook and progress on medium-term business objectives.
YEAR-ROUND ENGAGEMENT

INVESTOR RELATIONS

GOVERNANCE

APRIL | MAY | JUNE | JULY | AUGUST | SEPTEMBER | OCTOBER | NOVEMBER | DECEMBER | JANUARY | FEBRUARY | MARCH

Proxy Season Preparation (April – May)

Evaluate market trends and regulatory developments to ensure the Proxy Statement reflects evolving expectations and compliance requirements

Also assess investor priorities and incorporate feedback into our disclosures

Annual Meeting (June – July)

Publish the Annual Report and Proxy Statement

Then engage in investor discussions, in advance of the Annual Meeting

Post-Annual Meeting (August – October)

Review annual meeting results, proxy season developments and voting trends with the Board of Directors and its committees

Off-Season Outreach (September – December)

Conduct outreach to investors to discuss more comprehensive and broader areas of the Company's business strategy, governance, executive compensation and corporate citizenship objectives

Feedback Implementation (January – March)

Evaluate and incorporate potential enhancements based on investor feedback to Company practices, strategy and disclosures

PROACTIVE STRATEGY OUTREACH

Year-Round

- Quarterly earnings results and outlook discussions
- Industry conferences and presentations
- Ongoing communication with credit rating agencies and fundamental equity investors
- Company-hosted events

Our engagement is primarily conducted by:	Additional participating company attendees on a periodic basis:
⯀ Chief Executive Officer ⯀ Chief Financial Officer ⯀ Global Head of Investor Relations	⯀ The Board of Directors including the Lead Independent Director ⯀ Corporate Secretary team ⯀ Executive Compensation and Human Resources team ⯀ Senior Business and Operational Leaders

FISCAL 2026 ENGAGEMENT EFFORTS

Met, in-person or virtually, with more than 125 investment firms	Year-round engagement covered greater than 50% of our shares outstanding

KYNDRYL 2026 PROXY STATEMENT | 31

Corporate Citizenship at Kyndryl

ALIGNING OUR CORPORATE CITIZENSHIP STRATEGY WITH OUR MISSION

We are powering human progress and driving long-term business value by supporting environmental stewardship, fostering employees’ sense of belonging and promoting good governance practices. Kyndryl’s Corporate Citizenship strategy is aligned with our strategic business priorities and designed to strengthen operational performance, enhance risk management, and support sustainable growth. We focus on three interconnected domains: Environment, People and Trust.

Environment advances sustainable business practices that improve operational efficiency, strengthen our supply chain, and reduce risk. By embedding sustainability into our operations and service delivery, we enhance resilience, manage costs and support regulatory readiness. We also develop and deliver innovative sustainability solutions that help our customers meet their own environmental goals, strengthening relationships and creating growth opportunities.

People strengthen our ability to attract, develop, and retain skilled talent in a competitive market. By investing in skills development, employee engagement, well-being, and an inclusive workplace culture, we enhance productivity, innovation and collaboration. Our commitment to health and safety, human rights and community impact supports workforce stability and reinforces our reputation as an employer of choice.

Trust is foundational to delivering value in mission-critical services. Through governance, ethical business practices and compliance programs, we mitigate risk, safeguard our reputation and maintain relations with our customers, shareholders and other stakeholders.

BOARD OVERSIGHT OF CORPORATE CITIZENSHIP STRATEGY

An essential aspect of executing our Corporate Citizenship strategy is the role our Board plays. Our Board has oversight of our strategy and the effective implementation of our plans. The Board established the oversight structure below to support management’s execution of our Corporate Citizenship strategy.

LEARN MORE ABOUT OUR CORPORATE CITIZENSHIP

Since our inception as a public company, we have taken meaningful steps to practice and report about corporate citizenship, both within our organization and among our stakeholders. Find more information on the Company’s website at www.kyndryl.com under About Us: Corporate Citizenship.

32 | KYNDRYL 2026 PROXY STATEMENT

Certain Relationships and Related Person Transactions
Our Board adopted a written Policy on Related Person Transactions to guide its review, approval and ratification of related person transactions. The Policy on Related Person Transactions does not prohibit related person transactions, but provides that such transactions must be reviewed, approved or ratified and disclosed in accordance with the SEC’s rules regarding related person transactions.
Under our Policy on Related Person Transactions, information about transactions in which the Company was or is to be a participant and in which any related person had, has, or will have a direct or indirect material interest, are reviewed, approved or ratified by the independent directors on our Board or by any committee designated by the Board that is comprised solely of independent directors. Related persons include our directors, director nominees and executive officers, beneficial owners of more than five percent of our common stock, as well as immediate family members of any of the foregoing. If the related person at issue is a director, or a family member of a director, then that specific director will not participate in any Board discussions involving the transaction at issue.
In reviewing related person transactions, the independent directors on our Board (or the designated committee) will consider all relevant facts and circumstances, including:
•	the relationship of the related person to the Company;
•	the nature and extent of the related person’s interest and business rationale for engaging in the transaction;
•	the material terms of the transaction and whether the value and terms are similar to transactions previously entered into by the Company with non-related persons;
•	the importance and fairness of the transaction both to the Company and to the related person; and
•
whether the transaction would likely impair the judgment of a director or executive officer to act in the best interest of the Company and whether the transaction would compromise the director’s independence under the NYSE rules (including those applicable to committee service).

The independent directors on our Board (or the designated committee) will not approve or ratify a related person transaction unless they determine that the transaction is consistent with the best interests of the Company and its stockholders. In addition to our Policy on Related Person Transactions, the Company’s directors and officers complete an annual questionnaire and disclose all potential related person transactions and are required to notify the General Counsel throughout the year of any potential related person transactions of which they become aware.
Also, the Kyndryl Code of Conduct requires that all employees, officers and directors avoid any situation that involves or appears to involve a conflict of interest between their personal and professional relationships. Our Audit Committee provides oversight regarding compliance with the Kyndryl Code of Conduct. Membership on the board of directors, advisory board, advisory council or similar position at another company or entity requires the prior review and approval of an employee’s manager and Kyndryl counsel.
Since April 1, 2025, there have been no related person transactions or pending related person transactions that required disclosure.

KYNDRYL 2026 PROXY STATEMENT | 33

Director Compensation
The director compensation program for fiscal 2026, as adopted by the Board and described below, provides that each of our non-employee directors receives a cash retainer and an annual equity award in the form of restricted stock units (“RSUs”) for their services to the Board and its committees. Mr. Schroeter, Chairman and Chief Executive Officer, does not receive separate compensation for his service on the Board.
The Board believes that annual compensation for non-employee directors should consist of both a cash component, designed to compensate members for their service on the Board and for serving as Lead Independent Director or as the chair of a Board committee, and an equity component, designed to align the interests of directors and stockholders. In addition, each director will be reimbursed for out-of-pocket expenses in connection with his or her services.
This program enables continued attraction and retention of highly qualified directors and to address the time, effort and responsibility required by active board membership. Director compensation is reviewed by the Nominating and Governance Committee and the Board on an annual basis.

Fiscal 2026 Annual Compensation

Fiscal 2026 Additional Annual Cash Retainers
Board Committee Chairmanship Audit $30,000 Compensation and Human Capital $22,500 Nominating and Governance $22,500	Lead Independent Director $75,000

The cash retainer is paid in installments and prorated for partial years of service. The annual RSU grant is made on the date of the annual meeting each year, has an annual target value of $240,000 and fully vests on the earlier of the anniversary of the grant date or the date of our next annual meeting following the grant date (provided that the date of the meeting is at least 50 weeks after the grant date). Accordingly, on July 31, 2025, we granted each of our non-employee directors 6,296 RSUs that will vest in full on July 30, 2026, the date of the 2026 Annual Meeting, subject to the director’s continued service through such date.
Our directors are subject to the Stock Ownership Guidelines described under “2026 Executive Compensation — Compensation Discussion and Analysis — Additional Compensation Information — Stock Ownership Guidelines.” Pursuant to such guidelines, our non-employee directors are required to retain 100% of the shares of our common stock underlying the RSUs, net of any amounts required to pay taxes, until they achieve the ownership required by the guidelines. As of March 31, 2026, all of our directors have met the guidelines.

34 | KYNDRYL 2026 PROXY STATEMENT

The table below sets forth information regarding the compensation of each of our non-employee directors for the fiscal year ended March 31, 2026.

Name	Fees Earned or Paid in Cash(1) ($)	Stock Awards(2) ($)	Total ($)
Dominic J. Caruso	155,000	240,004	395,004
John D. Harris II	125,000	240,004	365,004
Stephen A.M. Hester	222,500	240,004	462,504
Shirley Ann Jackson	125,000	240,004	365,004
Janina Kugel	125,000	240,004	365,004
Denis Machuel	125,000	240,004	365,004
Rahul N. Merchant	125,000	240,004	365,004
Jana Schreuder	147,500	240,004	387,504
Howard I. Ungerleider	125,000	240,004	365,004
(1)	Represents the aggregate dollar amount of all fees earned or paid in cash to each non-employee director, including the annual cash retainer, committee and/or chairmanship fees.
(2)
Represents the aggregate grant date fair value of RSUs granted during fiscal 2026 computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation — Stock Compensation (“Topic 718”). The assumptions used in the valuation are discussed under “Stock-Based Compensation” in Note 1 — “Significant Accounting Policies” and Note 16 — “Stock-Based Compensation” to the financial statements included in our Annual Report on Form 10-K for the fiscal year ended March 31, 2026 (“Fiscal 2026 Form 10-K”). As of March 31, 2026, each of our non-employee directors had 6,296 RSUs outstanding, which will vest on July 30, 2026, subject to continued service through such date.

KYNDRYL 2026 PROXY STATEMENT | 35

2026 Executive Compensation

EXECUTIVE COMPENSATION CONTENTS

37	PROPOSAL 2 — ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION
38	COMPENSATION DISCUSSION AND ANALYSIS
38	I.	Executive Summary
38		NEOs
39		Our Compensation Philosophy
39		Stockholder Engagement and Say-on-Pay Vote
40		How Our NEOs Are Paid
40		Fiscal 2026 Developments
42		Fiscal 2026 Performance Highlights
43		Fiscal 2026 Target Compensation Mix
43		Our Executive Compensation Best Practices
44	II.	Executive Compensation Decision-Making and Oversight
44		Role of Our CHC Committee, Our Independent Directors and Management
44		Role of Compensation Consultants
45		Use of Competitive Data
46		Assessing Performance Results
47	III.	Elements of Compensation and Compensation Decisions
47		Base Salaries
47		Supplemental Monthly Cash Bonus Payment
47		Annual Cash Bonus
51		Long-Term Equity Incentives
56		Executive Long-Term Cash Awards
57		Other Compensation

59	IV.	Additional Compensation Information
59		Equity Grant Practices
59		No Long-Term Employment Agreements
59		Non-competition and Non-solicitation Agreements
59		Stock Ownership Guidelines
60		Clawback Policies
60		Prohibition on Hedging and Pledging of Company Stock
61		Risk Management and Mitigation of Compensation Policies and Practices
62		COMPENSATION AND HUMAN CAPITAL COMMITTEE REPORT
63		COMPENSATION TABLES
63		Summary Compensation Table
65		Grants of Plan-Based Awards in Fiscal 2026
67		Outstanding Equity Awards as of March 31, 2026
69		Option Exercises and Stock Vested in Fiscal 2026
69		Pension Benefits in Fiscal 2026
70		Non-Qualified Deferred Compensation for Fiscal 2026
71		Potential Payments upon Termination or Change in Control
78		CEO PAY RATIO
79		PAY VS. PERFORMANCE
83		EQUITY COMPENSATION PLAN INFORMATION

36 | KYNDRYL 2026 PROXY STATEMENT

Proposal 2 — Advisory Vote to Approve
Executive Compensation
Pursuant to Section 14A of the Exchange Act, Kyndryl asks that stockholders cast an advisory vote, on a non-binding basis, to approve the compensation of our named executive officers as disclosed in this “2026 Executive Compensation” section beginning on page 36 of this Proxy Statement. While this vote is non-binding on the Company and the Board, Kyndryl values the opinions of our stockholders and, consistent with our record of engagement, will consider the outcome of the vote when making future compensation decisions for our named executive officers.
In deciding how to vote on this proposal, the Board encourages you to read the Compensation Discussion and Analysis, beginning on page 38 of this Proxy Statement. Our executive compensation programs are designed to be consistent with our compensation philosophy to pay for performance, align with stockholders and pay competitively. As described in the Compensation Discussion and Analysis, the Compensation and Human Capital Committee and the Board believe that our compensation policies and programs effectively align the interests of our executive officers with the interests of our stockholders by linking a significant portion of their compensation to Kyndryl’s performance and by providing a competitive level of compensation designed to motivate our named executive officers to execute, and reward them for their progress in the execution of, the Company’s strategy to drive profitable growth.
The Board recommends that stockholders vote FOR, in an advisory vote, the following resolution:
“RESOLVED, that the compensation of the Company’s named executive officers as disclosed in this Proxy Statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the compensation tables and the narrative discussion, is approved.”
The Board has adopted a policy of providing annual advisory approvals of the compensation of our named executive officers. The next advisory vote to approve executive compensation will occur at the Company’s 2027 Annual Meeting of Stockholders.

The Board recommends that you vote FOR the approval of the compensation of the named executive officers.

KYNDRYL 2026 PROXY STATEMENT | 37

Compensation Discussion and Analysis
I.  EXECUTIVE SUMMARY
This Compensation Discussion and Analysis explains Kyndryl’s executive compensation philosophy and programs and, more specifically, how the Compensation and Human Capital (“CHC”) Committee determined compensation for our named executive officers (“NEOs”).
NEOs
Our NEOs for fiscal 2026 include our Chief Executive Officer, our current interim and former Chief Financial Officers, our three other most highly compensated executive officers serving as of the end of fiscal 2026 and two former executive officers for whom disclosure is required under SEC rules as they would have been one of our three most highly compensated executive officers but for the fact that they were not serving as executive officers as of the end of fiscal 2026.

Name
Martin Schroeter	Chairman and Chief Executive Officer
Harsh Chugh	Interim Chief Financial Officer (since February 5, 2026)
Elly Keinan	Group President
Maryjo Charbonnier	Former Chief Human Resources Officer (retired from this role effective March 31, 2026)
Mark Ringes	Interim General Counsel (since February 5, 2026) and Secretary
David Wyshner	Former Chief Financial Officer (until February 5, 2026)
Edward Sebold	Former General Counsel and Secretary (until February 5, 2026)
Vineet Khurana	Former Senior Vice President and Global Controller (assumed new role February 5, 2026)
Fiscal 2026 Executive Officer Transitions
Effective as of February 5, 2026, the Board appointed Mr. Chugh as Interim Chief Financial Officer of the Company and Mr. Ringes as Interim General Counsel of the Company.
Concurrently with the appointments of Messrs. Chugh and Ringes, Mr. Wyshner departed from his position as Chief Financial Officer of the Company, and Mr. Sebold departed from his position as General Counsel and Secretary of the Company. With their departures from the Company, Messrs. Wyshner and Sebold were each entitled to receive separation-related payments and benefits in accordance with the existing Kyndryl Executive Severance Plan and Executive Retirement Policy (the “Severance Plan”), and entered into a separation agreement with the Company to memorialize the terms of the separation, as described below under “Potential Payments upon Termination or Change in Control.” As of February 5, 2026, Mr. Khurana stepped down from his position as Senior Vice President and Global Controller of the Company and assumed a different role at the Company.
Further, as previously announced in January 2026, Ms. Charbonnier notified the Company of her intent to retire from her role as Chief Human Resources Officer, effective March 31, 2026. Ms. Charbonnier remains an employee and will serve as an Executive Advisor until August 31, 2026.
These transitions impacted the fiscal 2026 compensation decisions discussed below in this Compensation Discussion and Analysis.

38 | KYNDRYL 2026 PROXY STATEMENT

Our Compensation Philosophy
Our CHC Committee based its compensation decisions with respect to the compensation of our executive officers in fiscal 2026 on the following principles:

PAY FOR PERFORMANCE	ALIGN WITH STOCKHOLDERS	PAY COMPETITIVELY

•
At target, approximately 60% of our NEOs’ compensation opportunity is performance-based and 70-95% is variable and at-risk
•
Incentive compensation is tied to our business results and individual performance

•
Incentives are tied to both short-term and long-term performance goals to balance risk while rewarding for delivering financial, operating and strategic performance aligned with our business strategy and stockholder interests
•
A significant portion of NEOs’ compensation is delivered in equity, further aligning their interests with stockholders
•
NEOs are required to retain shares earned until minimum share ownership levels are achieved per our stock ownership guidelines
• Total target compensation levels are competitive to attract and retain high-performing talent • Actual pay levels will vary based on performance
Stockholder Engagement and Say-on-Pay Vote
Our Board and CHC Committee value stockholder perspectives and consider that feedback in their annual review of executive compensation. Kyndryl regularly engages with stockholders throughout the year, including in connection with our Annual Meeting of Stockholders and as described under “Corporate Governance and Board Matters — Investor Engagement,” and those discussions cover a broad range of topics, including executive compensation matters.
The 2025 advisory vote to approve the compensation of our NEOs (“say-on-pay”) passed with more than 97% of the votes in favor. Given this high level of support, together with feedback received through our regular stockholder engagement program, the CHC Committee concluded that stockholders generally supported the Company’s executive compensation program. That said, the CHC Committee made certain program changes to further strengthen alignment to the Company’s long-term strategy focused on growth, as described below under “Fiscal 2026 Developments.”

KYNDRYL 2026 PROXY STATEMENT | 39

How Our NEOs Are Paid
The table below presents the primary compensation elements of our executive compensation program as determined by the CHC Committee for our NEOs in fiscal 2026.

		Payment Form	Performance and/or Service Condition	Compensation Objective
FIXED	Base Salary	Cash	• NA	• Provide market-competitive, fixed level of compensation • Attract and retain high-performing talent
VARIABLE	Annual Cash Bonus	Cash
•
CHC Committee annually evaluates a broad range of financial and non-financial metrics
•
Fiscal 2026 annual cash bonus was earned based on the Company’s achievement of revenue, adjusted EBITDA and corporate citizenship goals for the fiscal year, subject to potential adjustment upwards or downwards for individual performance
• Tie compensation to business performance and individual performance for the fiscal year • Attract and retain high-performing talent
	Long-Term Equity Incentive	Equity Performance Share Units (“PSUs”)
•
CHC Committee annually evaluates a broad range of financial and non-financial metrics
•
Vesting of awards granted during fiscal 2026 is tied to meeting a performance objective related to adjusted operating cash flow with a relative total shareholder return (“TSR”) modifier, over a three-year period
• Tie compensation to business performance • Attract and retain high-performing talent • Align NEOs’ interests with those of stockholders of Long-Term Equity Incentive
		Equity Restricted Stock Units (“RSUs”)	• Vesting ratably over four years, subject to employment through each applicable vesting date	• Attract and retain high-performing talent • Align NEOs’ interests with those of stockholders of Long-Term Equity Incentive

In addition, our CHC Committee determined that it is appropriate to provide the NEOs with benefits generally available to all employees and certain limited perquisites the CHC Committee determined were necessary to perform their duties efficiently and minimize distractions. See “— Other Compensation” below.
Fiscal 2026 Developments
We regularly review our compensation program to ensure that it continues to fit our stage of development as an independent company since the Company’s spin-off from our former parent company (“Spin-off”). During its annual review for fiscal 2026, the CHC Committee considered market data, Company performance and our business strategy. The CHC Committee’s principal objectives were to reinforce pay-for-performance, increase the emphasis on long-term value creation and retain the leadership team responsible for executing the Company’s multi-year growth strategy.
Driving Value Creation with Fiscal 2026 Long-Term Equity Incentive Design Changes
To support those objectives, the CHC Committee revised the PSU design for fiscal 2026. Under the revised design, potential PSU payout is based on our cumulative three-year adjusted operating cash flow, subject to a relative TSR modifier assessed against the companies in the S&P MidCap 400 Index, which can increase or decrease the ultimate payout. The CHC Committee also increased the maximum PSU payout opportunity from 150% to 180% of target, with the maximum payout requiring both strong adjusted operating cash flow performance and relative TSR at or above the 75th percentile.

40 | KYNDRYL 2026 PROXY STATEMENT

The CHC Committee believes the revised design strengthens long-term pay-for-performance alignment by sharpening the focus on a key strategic metric that is central to the Company’s growth strategy, margin expansion and cash generation and that the CHC Committee believes will have the most impact on driving long-term performance. The CHC Committee also believes the design is easier for investors to evaluate because it reduces the number of metrics and eliminates total signings, which the CHC Committee no longer views as the most useful long-term measure for this phase of the Company’s strategy.
Retaining and Motivating Executive Officers and Fiscal 2026 Compensation
At the beginning of fiscal 2026, and with input from its independent compensation consultant, the CHC Committee concluded that targeted compensation adjustments were appropriate to reflect the scale of performance achieved since the Spin-off, the scope of the leadership team’s responsibilities, and the competitive market for executive talent. The CHC Committee viewed those adjustments as necessary to retain the executives responsible for executing Kyndryl’s multi-year growth strategy, while continuing to deliver the vast majority of compensation in performance and equity-based forms.
For Mr. Schroeter, the independent members of the Board, with input from the independent compensation consultant, increased his total target direct compensation to better reflect his responsibilities, his experience in the CEO role and leadership in advancing the Company’s strategic priorities, Kyndryl’s post-spin size and complexity, and competitive market positioning. The revised package remained heavily weighted toward at-risk compensation, with 94% of target pay being variable, and consisted of a $1,450,000 base salary, a target annual bonus of 225% of salary and a target long-term incentive award of $18 million, of which 65% is PSUs. In determining to increase Mr. Schroeter’s compensation for fiscal 2026, the independent members of the Board specifically took into consideration (1) the Company’s significant progress since the Spin-off through the beginning of fiscal 2026 in executing the Company’s strategy centered around building our capabilities, skills, partnerships and innovation to drive sustainable growth, as reflected in the Company’s financial progress through fiscal 2025 and (2) the vesting of PSUs that were awarded shortly after the Spin-off in order to motivate long-term value creation, ensure retention of high-performing talent and further align the interests of Kyndryl’s executives with those of Kyndryl’s stockholders following the Spin-off (“Launch PSUs”). In particular, the CHC Committee considered that the Launch PSUs, which had been previously considered as part of Mr. Schroeter’s ongoing compensation on an annualized basis, vested during the latter half of fiscal 2025, which resulted in below-market positioning of Mr. Schroeter’s target compensation at the start of fiscal 2026.
The CHC Committee also approved limited one-time RSU awards for select senior executives for business continuity and leadership in key areas and growth opportunities, including Messrs. Chugh, Keinan and Khurana. These awards, which will cliff vest 100% on the third anniversary of the date of grant, were intended to provide retention value through a defined execution period and to support continuity in the senior leadership team; they were not part of the Company’s annual long-term incentive program.
In connection with the appointments of Messrs. Chugh and Ringes in their roles as Interim Chief Financial Officer and Interim General Counsel, respectively, the CHC Committee approved one-time RSU awards that vest after six months from the date of grant, together with supplemental monthly cash bonus payments during the interim

KYNDRYL 2026 PROXY STATEMENT | 41

service period. The CHC Committee considered guidance from the independent compensation consultant regarding typical practices in similar situations and viewed this compensation as appropriate to recognize the added responsibilities and support continuity during the transition.
Fiscal 2026 Performance Highlights
In fiscal 2026, Kyndryl’s fourth full fiscal year operating as an independent company, the Company continued to execute on its strategic priorities. Since Kyndryl became an independent company, we have built a strong foundation for our business with our “three A’s” initiatives – Alliances, Advanced Delivery and Accounts – that have propelled the Company’s progress and have become a core part of our operational discipline that enable us to adapt to customer needs, enhance operational efficiency and accelerate investments in our growth. In addition to the benefits from those initiatives, in fiscal 2026, the Company continued to invest in Kyndryl Consult, our advisory and implementation services, our alliance partners and agentic AI capabilities, strengthening our position to deliver meaningful business outcomes for our customers.
For fiscal 2026, the Company achieved the following with respect to the performance metrics used for our executive compensation program:
•
Revenues of $15.1 billion, flat on a reported basis and a 3% decrease on a constant currency basis,* compared to fiscal 2025. Total signings of $13.5 billion, compared to $18.2 billion in fiscal 2025. This performance reflects an environment with elongated sales cycles that have weighed on our revenue and signings performance. In addition, the Company’s proactive, strategic actions to reduce certain low-margin revenue streams to strengthen margins and overall profitability in connection with our Accounts initiative have also impacted revenue.

•	Adjusted EBITDA of $2.7 billion,* compared to adjusted EBITDA of $2.5 billion* in fiscal 2025.
•	Adjusted operating cash flow of $963 million,* compared to adjusted operating cash flow of $968 million* in fiscal 2025.
In addition, the Company achieved key corporate citizenship objectives related to supporting environmental stewardship, fostering employee engagement and continuing to develop our culture, systems and platforms that promote good governance practices on key Company-wide planning and training activities. See “Corporate Citizenship at Kyndryl” for a discussion of our corporate citizenship goals to further the Company’s strategy.
*
To evaluate performance in a manner consistent with how management evaluates our operating results and trends, the CHC Committee applies certain financial metrics that are not calculated based on generally accepted accounting principles in the United States (“GAAP”) as compensation performance measures for the long-term and annual incentive awards. Revenue performance on a constant currency basis, adjusted EBITDA and adjusted operating cash flow are non-GAAP financial measures. For definitions of constant currency and adjusted EBITDA and a reconciliation of adjusted EBITDA to net loss, see Part II, Item 7. “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Segment Results” in our Fiscal 2026 Form 10-K. For the definition of adjusted operating cash flow and a reconciliation of adjusted operating cash flow to cash flow from operating activities, see our fourth quarter and full-year 2026 earnings release.

42 | KYNDRYL 2026 PROXY STATEMENT

Fiscal 2026 Target Compensation Mix
Consistent with our compensation philosophy, NEO compensation is weighted toward long-term and performance-based pay. The following pie charts show the fiscal 2026 target annual compensation mix for our CEO and our other NEOs.

Our Executive Compensation Best Practices
Our CHC Committee reviews the executive compensation program on an ongoing basis to evaluate whether it continues to support the Company’s compensation philosophy and objectives and remains aligned with stockholder interests. The practices summarized below are intended to reinforce those objectives.

What We Do	What We Don’t Do

⯀
Significant percentage of target annual compensation delivered in the form of variable compensation tied to performance
⯀
Long-term objectives aligned with the creation of stockholder value
⯀
Market comparison of executive compensation against a relevant peer group
⯀
Use of an independent compensation consultant that provides no other services to the Company other than advising the CHC Committee on executive compensation and Nominating and Governance Committee on non-management director compensation
⯀
Robust stock ownership guidelines (6 times base salary for CEO and 3 times base salary for other NEOs)
⯀
Stringent clawback policies and provisions, including a policy consistent with SEC rules and NYSE listing standards, as well as an additional supplemental policy
⯀
Non-competition and non-solicitation agreements for senior executives where not prohibited by applicable law
⯀
Limited perquisites as approved by the CHC Committee
⯀
One-year minimum vesting condition under our long-term incentive plan (subject to limited exceptions)
⯀
Annual compensation risk review and assessment

⯀
No tax gross-ups or excessive non-business perquisites

⯀
No “single-trigger” change in control equity vesting or severance benefits

⯀
No excessive severance benefits

⯀
No hedging or pledging of Company shares by our executive officers

⯀
No evergreen provision in our long-term incentive plan

⯀
No repricing of underwater stock options permitted without stockholder approval

⯀
No multi-year employment agreements for executive officers

⯀
No guaranteed annual bonuses or incentive awards for executive officers

KYNDRYL 2026 PROXY STATEMENT | 43

II.  EXECUTIVE COMPENSATION DECISION-MAKING AND OVERSIGHT
Role of Our CHC Committee, Our Independent Directors and Management
Our CHC Committee is responsible for defining and articulating our overall executive compensation philosophy and key compensation policies, including the material risks associated with our executive compensation structure, policies and programs. The CHC Committee undertakes an annual review of the compensation of our executive officers and an annual evaluation of its own performance. The CHC Committee consists solely of independent members of the Board.
With respect to the compensation of our Chief Executive Officer, Mr. Schroeter, the CHC Committee reviews and approves the corporate goals and objectives relevant to such compensation; evaluates, together with the other independent members of the Board, his performance in light of those goals and objectives; and, based on such evaluation, recommends his compensation level for approval by the independent members of the Board. Mr. Schroeter does not participate in the determination of his own compensation. Our CHC Committee administers and approves all elements of the compensation of our non-CEO executive officers. In setting the compensation of our non-CEO executive officers, the CHC Committee takes into account Mr. Schroeter’s review of each executive officer’s performance and his recommendations with respect to his or her compensation.
Role of Compensation Consultants
Our CHC Committee has engaged FW Cook to serve as the CHC Committee’s independent compensation consultant. FW Cook and its affiliates do not provide any services to the Company or any of the Company’s affiliates other than advising the CHC Committee on executive compensation and the Nominating and Governance Committee on non-management director compensation. At the CHC Committee’s request, FW Cook regularly advises the CHC Committee on general marketplace trends in executive compensation, provides analysis and advice to the CHC Committee as to the amount and form of executive compensation, makes proposals for executive compensation programs, assists in the development of a group of peer companies for inclusion in competitive market analyses of compensation and otherwise advises the CHC Committee with regard to the compensation of our Chief Executive Officer and other executives. FW Cook also reviewed this Compensation Discussion and Analysis. The CHC Committee has assessed the independence of FW Cook pursuant to the applicable rules of the SEC and NYSE and determined that its engagement does not raise any conflict of interest.

44 | KYNDRYL 2026 PROXY STATEMENT

Use of Competitive Data
Our CHC Committee believes it is important to clearly understand the relevant market for executive talent to inform its decision-making and ensure that our compensation program for executive officers attracts and retains key talent. Accordingly, the CHC Committee, working with FW Cook, has developed a group of peer companies to inform the Company’s executive compensation decisions. The peer group is reviewed annually to ensure that the peer group continues to provide meaningful and relevant compensation comparisons.
The CHC Committee believes that the peer group companies are an appropriate reference to inform the Company’s executive compensation decisions based on several important criteria:
•	their listing on a U.S. stock exchange and subjection to reporting obligations similar to Kyndryl’s;
•	the similarity of their industry classification to Kyndryl’s classification;
•	the extent to which they compete with Kyndryl for executive talent and for investors;
•	the similarity in the scale of their business to that of Kyndryl’s; and
•	general comparability of key size measures, primarily revenue and number of employees.
Our peer group for the fiscal 2026 performance year, which was the same as the fiscal 2025 peer group, consisted of the 15 companies set forth below.

• Accenture plc	• Cognizant Technology Solutions Corporation	• Jacobs Solutions Inc.
• Aon plc	• DXC Technology Company	• Leidos Holdings, Inc.
• Automatic Data Processing, Inc.	• Fidelity National Information Services, Inc.	• Marsh & McLennan Companies, Inc.
• Booz Allen Hamilton Holding Corporation	• Fiserv, Inc.	• Salesforce, Inc.
• Cisco Systems, Inc.	• Hewlett Packard Enterprise Company	• Science Applications International Corporation

While our CHC Committee reviews compensation levels for comparable roles within the peer group to inform its determinations regarding the compensation of our executive officers, our CHC Committee does not rely solely on data from the peer group in establishing the compensation for our executive officers nor does our CHC Committee target a specific competitive position versus the peer group. Our CHC Committee also refers to other resources, including published compensation data from other third-party surveys. The compensation data of the peer group and such other resources are considered alongside the Company’s pay-for-performance and long-term value creation objectives in determining the compensation for our executive officers that best aligns management’s interests with those of our stockholders.

KYNDRYL 2026 PROXY STATEMENT | 45

Assessing Performance Results
In order to focus executives on the fundamentals of the Company’s operating performance within their control and on delivering the Company’s long-term objectives aligned with stockholder value creation, the CHC Committee established guidelines on adjustments to provide consistency when assessing compensation performance results for purposes of our annual and long-term incentive awards.
•
The CHC Committee established certain pre-determined adjustments to remove the impact of currency movements (either positive or negative), as well as any impact of changes in GAAP or other accounting standards and tax laws that result in a significant impact to financial results. As a global company that generates a majority of its revenue outside the U.S., the CHC Committee applies these adjustments to prioritize long-term sustainable growth so that employees are focused on the Company’s underlying performance rather than reacting to short-term currency fluctuations or to other events beyond their control.

•
The CHC Committee also applies adjustments pursuant to pre-determined categories when the impacts were not contemplated by the Company’s financial plan at the time the award was granted, business objectives have evolved or non-recurring or non-operating items do not reflect the Company’s ongoing core operations. These pre-determined adjustment categories include: acquisitions or divestitures not included in the targets, special items adjusted for in the Company’s public disclosures including impairments and gains and losses on divestitures or sales of assets outside of the normal course of operations, material changes to commercial agreements driven by a change in the strategies of the Company’s former parent and cash usage associated with the deployment of any LTI cash-deferred plan. The CHC Committee regularly reviews these pre-determined adjustment categories. Our goal is to align incentive payouts with underlying business results that our investors use to measure performance, as opposed to allowing special gains or charges to have a significant impact on payouts.

While the Kyndryl Annual Incentive Plan for Executives permits the CHC Committee to change the incentive formula or increase, reduce or eliminate awards, the CHC Committee uses such discretion sparingly and only when it concludes that doing so is necessary to reflect performance fairly in light of the plan design and subject to pre-approved adjustment principles. For fiscal 2026, the CHC Committee did not apply discretionary upward or downward adjustments to the NEOs’ annual incentive payouts based on individual performance.

46 | KYNDRYL 2026 PROXY STATEMENT

III.  ELEMENTS OF COMPENSATION AND COMPENSATION DECISIONS
Base Salaries

LINK TO COMPENSATION PHILOSOPHY
Base salary is intended to provide a market-competitive, fixed level of compensation and attract and retain high-performing talent. Base salaries are expected to be reviewed annually in the first fiscal quarter, and the CHC Committee may adjust individual base salaries from time to time to recognize outstanding performance, changes in duties or roles with the Company and/or changes in overall labor market dynamics.

The table below sets forth the annual base salaries for our NEOs at the end of fiscal 2026.

Name	Annual Base Salary as of March 31, 2026 ($)
Martin Schroeter	1,450,000
Harsh Chugh	825,000
Elly Keinan	1,000,000
Maryjo Charbonnier	700,000
Mark Ringes	478,547
David Wyshner(1)	950,000
Edward Sebold(1)	750,000
Vineet Khurana	525,000
(1)	Reflects base salary as of the departure date for Messrs. Wyshner and Sebold.
See “Fiscal 2026 Developments” for further information regarding Mr. Schroeter’s salary increase. After considering performance and compensation peer group data in its annual review in the first quarter of fiscal 2026, the CHC Committee approved fiscal 2026 salary increases for Mr. Keinan (an increase of 12%), Ms. Charbonnier (an increase of 3%), Mr. Wyshner (an increase of 10%), Mr. Sebold (an increase of 2%) and Mr. Khurana (an increase of 3%).
Supplemental Monthly Cash Bonus Payment
While Messrs. Chugh and Ringes did not receive salary increases for taking on the roles of Interim Chief Financial Officer and Interim General Counsel, respectively, in February 2026, the CHC Committee approved a supplemental monthly cash bonus payment for each of Messrs. Chugh and Ringes, in addition to their current salaries, while they serve in these interim assignments. Mr. Chugh will receive a supplemental monthly cash bonus payment of $35,000, and Mr. Ringes will receive a supplemental monthly cash bonus payment of $20,000, to be prorated for any partial month of service.
Annual Cash Bonus

LINK TO COMPENSATION PHILOSOPHY
Annual cash bonus opportunities are intended to encourage NEOs, as well as other employees, to focus on multiple performance objectives that are key to creating stockholder value by delivering financial, operating and strategic performance that is aligned with our business strategy and stockholder interests.

The CHC Committee annually evaluates a broad range of financial and non-financial metrics, including metrics relating to the Company’s corporate citizenship strategy, to determine the appropriate annual bonus award metrics.

KYNDRYL 2026 PROXY STATEMENT | 47

The CHC Committee determined to award the NEOs cash bonus opportunities under the Kyndryl Annual Incentive Plan for Executives for fiscal 2026.
Target amounts for the cash bonus opportunities were equal to 225% of Mr. Schroeter’s base salary, 200% of Mr. Keinan’s base salary, 125% of their respective base salaries for Messrs. Wyshner and Sebold and Ms. Charbonnier, and 100% of their respective base salaries for Messrs. Chugh, Ringes and Khurana. Actual bonuses can range from 0% to 200% of the target award opportunity for each NEO. As part of its review and competitive market analysis in May 2025, the CHC Committee determined that setting the NEOs’ target short-term cash incentives at these levels (which were unchanged as a percentage of base salary from fiscal 2025 levels, except for Mr. Schroeter’s increased target opportunity from 200% to 225% as described in “Fiscal 2026 Developments”) furthered the CHC Committee’s objective of awarding compensation opportunities that are majority performance-based and tied to the Company’s business results.
The tables below set forth the performance metrics selected by the CHC Committee, their relative weightings, the targets approved by the CHC Committee with respect to each metric based on the Company’s fiscal 2026 budget and corporate citizenship strategy, as well as the CHC Committee’s rationale for the selection of each metric. The revenue goal reflected the Company’s publicly disclosed guidance in the Company’s fourth quarter and fiscal 2025 earnings release that the earnings and cash flow outlook assumed revenue would grow consistent with the fourth quarter of fiscal 2025. The revenue goal continued to assume benefits from Kyndryl Consult and our Alliances initiative, partially offset by proactive, strategic actions the Company was taking in connection with the Company’s Accounts initiative to reduce certain low-margin revenue streams. The CHC Committee also determined to maintain the relative weightings, including the revenue goal for the foregoing reasons, and in recognition of the Company’s focus on returning to profitable growth, set the fiscal 2026 adjusted EBITDA goal at a level more than 9% higher than the financial performance the Company reported in our fiscal 2025 earnings release.

Metric(1)	Weighting	Target Amount	Rationale for Selection
Adjusted EBITDA(2)	60%	$2.7 billion
•
Used by management to assess our financial performance
•
Used by investors to assess our business
•
CHC Committee believes this metric provides a reliable indicator of the strength of our financial results

Revenue	30%	$15.3 billion	• Used by management to assess our financial performance • Used by investors to assess our business
Corporate Citizenship	10%	See(3) below	• Encourages management to focus on the achievement of corporate citizenship goals that the CHC Committee believes further the Company’s strategy

(1)
When assessing performance for purposes of the Kyndryl Annual Incentive Plan, the CHC Committee may adjust for certain pre-determined items as described further above under the section titled “Assessing Performance Results.”

(2)
Adjusted EBITDA is defined as net income (loss) excluding income taxes, interest expense, depreciation and amortization (excluding depreciation of right-of-use assets and amortization of capitalized contract costs), charges related to ceasing to use leased/fixed assets, charges related to lease terminations, transaction-related costs and benefits, pension expenses other than pension servicing costs and multi-employer plan costs, stock-based compensation expense, workforce rebalancing charges incurred prior to March 31, 2024, impairment expense, significant litigation costs and benefits, and currency impacts of highly inflationary countries. For a more detailed description of the items excluded from the measure, see Part II, Item 7. “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Segment Results” in our Fiscal 2026 Form 10-K.

(3)
The corporate citizenship goals are focused on achieving the following three strategic objectives that align with our strategic business priorities: (1) supporting environmental stewardship; (2) fostering employees’ sense of belonging; and (3) promoting good governance practices. The CHC Committee retained discretion to determine the relative weightings of the qualitative goals underlying these three strategic objectives within the corporate citizenship metric.

Performance relative to these goals determines the funding of the annual incentive pool for corporate executives and for executives in each business unit. For each NEO, the outcome of our performance with respect to revenue, adjusted EBITDA and corporate citizenship goals set forth above was subject to adjustment upwards (but not above

48 | KYNDRYL 2026 PROXY STATEMENT

200% of target) or downwards based on individual performance, provided that the sum of the individual payouts could not exceed the total overall funding level for participants in the bonus pool based on the achievement of the performance criteria for fiscal 2026.
The following tables set forth the payout percentages for threshold, target and maximum achievement as a percentage of the target revenue and adjusted EBITDA amounts. To the extent that performance fell between the applicable levels for each of these metrics set forth in the table below, payouts were determined using linear interpolation. To the extent that performance fell below the applicable threshold levels, no payouts would have been made in connection with our performance with respect to such goal.

Revenue (30% Weighting)	Below Threshold	Threshold	Target	Maximum
% of Goal Attainment	<95%	95%	100%	105%
% of Target Payout	0%	20%	100%	200%

Adjusted EBITDA (60% Weighting)	Below Threshold	Threshold	Target	Maximum
% of Goal Attainment	<90%	90%	100%	110%
% of Target Payout	0%	50%	100%	200%
Determination of Fiscal 2026 Achievement and Payouts
The table below shows the actual results based on the Company’s fiscal 2026 performance and the payouts associated with each of the fiscal 2026 metrics as a percentage of target.

Metrics	Performance Target	Results	% of Target Payout
Adjusted EBITDA	$2.7 billion	$2.6 billion(1)	47%
Revenue	$15.3 billion	$14.7 billion(1)	12%
Corporate Citizenship	See(2) below	See(2) below	10%
(1)
When assessing performance for purposes of the Kyndryl Annual Incentive Plan, the CHC Committee may adjust for certain pre-determined categories as described further above under the section titled “Assessing Performance Results.” For fiscal 2026, beginning with GAAP revenue and adjusted EBITDA as reported in our Fiscal 2026 Form 10-K, the results eliminate the impact of currency movements versus the rates used in the performance targets.

(2)
The percentage of target payout with respect to the corporate citizenship objectives was determined based on the Company’s achievement of key set qualitative goals to further the Company’s corporate citizenship strategy that aligns with our strategic business priorities: continuing to build our sustainability program to deliver our commitment to reduce our environmental impact; fostering employee engagement to drive a high-performing culture and build leadership capabilities to attract and retain the talent needed for growth; and continuing to establish a foundation for the culture, systems and platforms which enhance governance, ethics and transparency, focusing on key Company-wide planning and training activities.

KYNDRYL 2026 PROXY STATEMENT | 49

The results set forth above produced a weighted payout percentage of 69% of target. The CHC Committee did not apply upward or downward adjustments for the NEOs’ individual performance. Based on the Company’s performance achieved, each of the NEOs earned a cash bonus for fiscal 2026 as follows, which amounts are reflected in the “Non-Equity Incentive Plan Compensation” column of the Summary Compensation Table.

Name	Base salary(1)	Target bonus as a percentage of base salary	Target bonus opportunity(2)	Weighted payout percentage	Fiscal 2026 bonus payment(3)
Martin Schroeter	$1,450,000	225%	$3,122,260	69%	$2,154,360
Harsh Chugh	$825,000	100%	$776,146	69%	$535,541
Elly Keinan	$1,000,000	200%	$1,948,342	69%	$1,344,356
Maryjo Charbonnier	$700,000	125%	$869,546	69%	$599,987
Mark Ringes	$478,547	100%	$475,637	69%	$328,189
David Wyshner	$950,000	125%	$985,715	69%	$680,143
Edward Sebold	$750,000	125%	$794,126	69%	$547,947
Vineet Khurana	$525,000	100%	$521,073	69%	$359,541
(1)	Effective as of July 1, 2025.
(2)	Fiscal 2026 AIP target incentive opportunity is prorated for changes in each NEO’s salary during the fiscal year.
(3)	For Messrs. Wyshner and Sebold, their annual cash bonus payments for fiscal 2026 reflected in the table were prorated up to the date of departure on February 5, 2026.

50 | KYNDRYL 2026 PROXY STATEMENT

Long-Term Equity Incentives

LINK TO COMPENSATION PHILOSOPHY
Long-term equity incentive awards are intended to ensure that our NEOs have a continuing stake in our long-term success, are motivated to achieve longer-term performance objectives linked to our business strategy and receive compensation tied to stockholder value creation. We grant long-term equity incentive (“LTI”) awards under the Amended and Restated Kyndryl 2021 Long-Term Performance Plan (“LTPP”).

In determining the size and award mix of the annual long-term incentive opportunity, the CHC Committee considers a number of factors, including competitive market data. The CHC Committee currently awards a mix of PSUs and time-vesting RSUs that consists 65% of PSUs and 35% of RSUs, to NEOs as part of the annual long-term incentive opportunity.

Once PSU awards have been granted, the number of shares that an NEO will receive on vesting, if any, depends on the Company’s attainment of specific financial or strategic targets.
Finally, the CHC Committee considers time-vesting RSUs an important tool to retain key talent and ensure that executives have a continuing stake in our long-term success.

In April 2025, the CHC Committee reviewed each NEO’s long-term incentive opportunity against compensation peer group data and internal considerations. For fiscal 2026, the CHC Committee retained the overall long-term incentive framework, while simplifying the PSU design to a two-metric structure with adjusted operating cash flow as the primary funding metric and relative TSR as a payout modifier.

In June 2025, the CHC Committee granted the fiscal 2026 annual long-term equity incentive awards under the LTPP in the form of PSUs and RSUs. The CHC Committee determined to balance its goals of tying our NEOs’ compensation to achievement of business objectives and attracting and retaining high-performing talent by awarding 65% of the total target award opportunity in the form of PSUs and 35% of the total target award opportunity in the form of time-vesting RSUs for each of our executive officers. This does not reflect special one-time RSU awards granted to certain senior executives in fiscal 2026 that were intended to recognize the retention of highly qualified leaders for business continuity and leadership in key areas and growth opportunities.

RSUs. RSUs vest in four equal annual installments beginning on the anniversary of the grant date, subject to the NEO’s continued employment through each applicable vesting date. For information regarding special one-time RSU awards granted to certain senior executives in fiscal 2026, see “Special Long-Term Incentive Awards” below.
PSUs. The CHC Committee uses PSUs to tie a meaningful portion of long-term compensation to multi-year operating performance and stockholder value creation. For fiscal 2026, PSUs vest based on adjusted operating cash flow over a three-year performance period, subject to relative TSR performance applied as a payout modifier. The PSUs vest upon the CHC Committee’s certification of the extent to which the performance criteria have been achieved during the applicable performance period.
Consistent with our pay for performance philosophy, the realizable pay of our NEOs for fiscal 2026 was substantially lower than their grant-date pay, as indicated in the “Pay vs. Performance” section of this Proxy Statement, reflecting our performance and stock price movement during the year.

KYNDRYL 2026 PROXY STATEMENT | 51

Fiscal 2026 Long-Term Incentive Awards
As described earlier, the CHC Committee approved changes to the PSU design for fiscal 2026 to simplify the program and focus management on a key strategic metric that we believe will have the most impact on driving long-term performance. The table below sets forth the performance metrics for the fiscal 2026 long-term equity incentive award and the CHC Committee’s rationale for selecting each metric.

Metric(1)		Rationale for Selection
Adjusted Operating Cash Flow(2)	100% weighting
•
Used by management to evaluate our operating results, plan strategic investments and assess our ability and need to incur and service debt
•
Used by investors to assess our business
•
CHC Committee believes this metric is an indicator of the strength of our operating results

Relative TSR modifier(3)	+/- 20% modifier	• Reflects the performance of Kyndryl’s stock relative to the broader market; relative TSR is used as a modifier of adjusted operating cash flow performance

(1)	When assessing performance for purposes of LTI, the CHC Committee may adjust for certain pre-determined items as described further above under the section titled “Assessing Performance Results.”
(2)
“Adjusted Operating Cash Flow” means cash flows from operating activities (GAAP) after adding back transaction-related payments, charges related to lease terminations, payments related to workforce rebalancing charges incurred prior to March 31, 2024, and significant litigation payments. For a more detailed description of the excluded items, see our quarterly earnings releases.

(3)	Relative TSR payout modifier is based on the percentile rank of Kyndryl’s TSR over the three-year performance period in comparison with companies in the S&P MidCap 400 Index.
The following table sets forth the percentage of PSUs that vest upon our achievement of below threshold, threshold, target and maximum performance for each of the performance criteria for the fiscal 2026-2028 performance period.

	Adjusted Operating Cash Flow		Relative TSR Modifier
Performance Level	Kyndryl Performance Rate vs. Target	Percentage of PSUs that vest at target payout	Kyndryl Percentile Rank	Modifier adjustment percent applied to Adjusted Operating Cash Flow Performance
Below Threshold	Below 80%	0%
Threshold	80%	50%	25th	-20%
Target	100%	100%	50th	No adjustment
Maximum	120%	150%	75th	+20%
If actual performance with respect to a performance criterion falls between the Threshold and Target levels of achievement or the Target and Maximum levels of achievement, then the percentage of PSUs that vest will be determined by linear interpolation. In all events, PSU payouts are capped at 180% of target.

52 | KYNDRYL 2026 PROXY STATEMENT

The table below sets forth the total target value of the fiscal 2026 long-term equity incentive awards made to each NEO and represent the percentages of their respective total target compensation, as well as the fair market value on the grant date of the RSUs and the target value of the PSUs, assuming that the target level of performance is achieved during the performance period (beginning April 1, 2025 and ending March 31, 2028).

Name	(A) RSU Award Value(1)	(B) PSU Adjusted Operating Cash Flow(2)	Total LTI Award Value (A+ B)	Annual LTI At-Risk (% of Total Target Compensation)
Martin Schroeter	$6,300,000	$11,700,000	$18,000,000	80%
Harsh Chugh(3)	$455,000	$845,000	$1,300,000	44%
Elly Keinan(3)	$3,150,000	$5,850,000	$9,000,000	75%
Maryjo Charbonnier	$525,000	$975,000	$1,500,000	49%
Mark Ringes(3)	$318,500	$591,500	$910,000	49%
David Wyshner(4)	$1,750,000	$3,250,000	$5,000,000	71%
Edward Sebold(4)	$700,000	$1,300,000	$2,000,000	54%
Vineet Khurana(3)	$280,000	$520,000	$800,000	43%
(1)	The number of RSUs our NEOs received was determined by dividing the values in the table above by the average of the high and low prices of our common stock on the NYSE on the grant date ($38.70).
(2)
The target number of PSUs our NEOs received that will vest based upon our achievement of Adjusted Operating Cash Flow was determined by dividing the values in the table above by the average of the high and low prices of our common stock on the NYSE on the grant date ($38.70) multiplied by a Monte Carlo valuation percentage of 100.74%.

(3)	The RSU grant shown above excludes the special awards for Messrs. Chugh, Keinan, Ringes and Khurana discussed below.
(4)	Messrs. Wyshner and Sebold forfeited the 2026 RSU and PSU awards as a result of their departure from the Company on February 5, 2026.
Special Long-Term Incentive Awards
The CHC Committee recognizes that retaining highly qualified leaders is important to the Company’s performance and orderly succession planning.
In fiscal 2026, the CHC Committee granted limited one-time RSU awards to select senior executives for business continuity and leadership in key areas and growth opportunities, including Messrs. Keinan, Chugh and Khurana. Taking into account his leadership of key growth areas and his broad responsibilities in support of the Company’s customers in overseeing global go-to-market, operations and financial performance across 60 countries, including in delivery, Kyndryl Consult, our strategic alliances and the Kyndryl Bridge technology platform, the CHC Committee granted an award of 232,559 RSUs to Mr. Keinan, which had a grant date fair value of $9,000,033. The CHC Committee also granted one-time RSU awards in fiscal 2026 to non-executive officers for business continuity and leadership in key areas, including Mr. Chugh, before he was appointed as Interim Chief Financial Officer. Mr. Chugh received an award of 31,008 RSUs, which had a grant date fair value of $1,200,010. The CHC Committee granted an award of 24,807 RSUs to Mr. Khurana, which had a grant date fair value of $960,031. These RSUs will cliff vest 100% on the third anniversary of the grant date of June 2, 2025, subject to continued service with the Company through June 2, 2028 or, in the case of Mr. Keinan, an earlier retirement date approved by the Board. The number of RSUs such NEOs received was determined by dividing the value by the average of the high and low prices of our common stock on the NYSE on the grant date ($38.70).
In connection with the interim appointments of Messrs. Chugh and Ringes, the CHC Committee also approved supplemental RSU awards that will vest six months from the date of grant on March 2, 2026. The award of 39,841 RSUs to Mr. Chugh had a grant date fair value of $500,005 and the award of 19,921 RSUs for Mr. Ringes had a grant date fair value of $250,009. The number of RSUs such NEOs received was determined by dividing the value by the average of the high and low prices of our common stock on the NYSE on the grant date ($12.55).

KYNDRYL 2026 PROXY STATEMENT | 53

2024 Long-Term Equity Incentive Payout
PSUs granted to the NEOs during fiscal 2024 (the “2024 PSUs”) were earned based on the three-year performance period concluding at the end of fiscal 2026. The table below sets forth the performance metrics for the 2024 PSUs, their relative weightings and the CHC Committee’s rationale for the selection of each metric.

Metric(1)	Weighting	Rationale for Selection
Adjusted Operating Cash Flow(2)	50%
•
Used by management to evaluate our operating results, plan strategic investments and assess our ability and need to incur and service debt
•
Used by investors to assess our business
•
CHC Committee believes this metric is an indicator of the strength of our operating results

Total Signings(3)	25%
•
Used by management to provide insight into the Company’s potential future revenue and as a tool to monitor performance of the business, including the business’ ability to attract new customers and sell additional scope into our existing customer base
•
Used by investors to assess our business
•
Historically, the CHC Committee believed this metric served as an indicator of value creation in our early stages as an independent company to execute on our strategy to return to profitable growth

Relative TSR(4)	25%	• Reflects the performance of Kyndryl’s stock relative to its peers; payout of PSUs is also capped at target if absolute TSR is negative

(1)	When assessing performance for purposes of LTI, the CHC Committee may adjust for certain pre-determined items as described further above under the section titled “Assessing Performance Results.”
(2)
“Adjusted Operating Cash Flow” means cash flows from operating activities (GAAP) after adding back transaction-related payments, charges related to lease terminations, payments related to workforce rebalancing charges incurred prior to March 31, 2024, and significant litigation payments. For a more detailed description of the excluded items, see our quarterly earnings releases.

(3)	“Signings” means an initial estimate of the value of a customer’s commitment under a contract. “Total Signings” means the aggregate amount of all Signings during the applicable performance period.
(4)
TSR is determined by dividing (a) (x) the average closing stock price of the five trading days ending on the last day of the applicable performance period, assuming that dividends during the performance period are reinvested in additional shares of the issuing entity’s stock, less (y) the average closing stock price of the five trading days ending on the first day of the performance period (the grant date) by (b) the average closing stock price of the five trading days ending on the first day of the performance period (the grant date). In order to compare Kyndryl’s Relative TSR with that of the companies in the S&P MidCap 400 Index, each company in the S&P MidCap 400 Index as of the grant date (collectively, the “PSU Peer Group”) will be ranked in order of its TSR (provided that any company that ceases to be a member of the S&P MidCap 400 Index after the grant date will cease to be a member of the PSU Peer Group). A member of the PSU Peer Group will be removed if either during the performance period, the company makes a public disclosure of its intent or agreement to enter into a merger or sale with another company, after which the company will no longer be listed on a securities exchange, or it is not listed on a securities exchange for the entire performance period. Kyndryl’s percentile rank among the companies in the PSU Peer Group will then be used to determine the percentage vesting of PSUs as further described below.

54 | KYNDRYL 2026 PROXY STATEMENT

The following table sets forth the percentage of PSUs that vest upon our achievement of below threshold, threshold, target and maximum performance for each of the performance criteria for the fiscal 2024-2026 performance period.

	Adjusted Operating Cash Flow		Total Signings		Relative TSR
Performance Level	Kyndryl Performance Rate vs. Target	Percentage of PSUs that vest (out of a target of 50%)	Kyndryl Performance Rate vs. Target	Percentage of PSUs that vest (out of a target of 25%)	Kyndryl Percentile Rank	Percentage of PSUs that vest (out of a target of 25%)
Below Threshold	Below 80%	0%	Below 80%	0%	Below 25th	0%
Threshold	80%	25%	80%	5%	25th	12.5%
Target	100%	50%	98%-102%	25%	50th	25%
Maximum	120%	75%	120%	37.5%	75th(1)	37.5%(1)
(1)
Beginning with the fiscal 2024-2026 performance period, the CHC Committee made the following changes to the Relative TSR performance criteria to reduce the Monte Carlo valuation premium (relative to the Company’s stock price) and align the accounting valuation of the Relative TSR PSUs with the accounting valuation of other PSUs and RSUs:

•	Changed the maximum payout to 150% of target at the 75th percentile (from 200% at the 90th percentile);
•
Capped the maximum payout value at 400% of the target number of Relative TSR PSUs multiplied by the grant date closing stock price, as measured by the closing stock price on the last day of the performance period, so that should performance and stock price result in the value exceeding this 400% cap at the end of the performance period, the number of PSUs distributed will be reduced to align with the cap; and

•	Aligned the Relative TSR performance start date with the grant date (from the beginning of the fiscal year).
If actual performance with respect to a performance criterion is determined by the CHC Committee to fall between the Threshold and Target levels of achievement or the Target and Maximum levels of achievement, then the percentage of PSUs that vest will be determined by linear interpolation. Notwithstanding the foregoing, if our TSR at the end of the performance period is negative, the percentage of PSUs that vest in respect of Relative TSR will be capped at 100%.
For information about the treatment of the RSUs and PSUs in the event of certain terminations or a change in control, see “Potential Payments upon Termination or Change in Control” below.
The table below shows the actual results based on the Company’s fiscal 2024-2026 performance (beginning from April 1, 2023 through March 31, 2026) and the payouts on the 2024 PSU award associated with each of the metrics as a percentage of target. 50% of the grant date value of the PSUs was based on Adjusted Operating Cash Flow, 25% was based on cumulative Signings, and 25% was based on TSR versus companies in the S&P MidCap 400 Index. The weighted payout percentage of 85% of the aggregate target shares awarded across all three metrics.

	Performance Level
2024-2026 Metrics	Threshold	Target	Maximum	Results	Attainment	Component Score
Adjusted Operating Cash Flow	$2.6 billion	$3.2 billion	$3.9 billion	$3.2 billion(1)(2)	99%	99%
Signings	$40.3 billion	$50.3 billion	$60.4 billion	$45.5 billion(1)(3)	90%	66%
Relative TSR percentile	25th	50th	90th	38th(4)	38th	75%
(1)
When assessing performance for purposes of the long-term equity incentive awards under the LTPP, the CHC Committee may adjust for certain pre-determined items as described further above. These measures eliminate the impact of currency movements versus the rates used in the performance targets.

(2)
Beginning with Adjusted Operating Cash Flow as reported in our fourth quarter and full-year 2026 earnings release, the results also reflect adjustments under pre-determined categories that were previously approved by the Committee and consist of: excluding the benefit to the reported results from the impact from the unplanned divestiture of the Company’s Securities Industry Services platform in the second-half of fiscal 2025; and excluding material changes to commercial agreements driven by a change in the strategies of the Company’s former parent that were not contemplated at the time the 2024 PSUs were granted.

KYNDRYL 2026 PROXY STATEMENT | 55

(3)
The Signings attainment reflects an adjustment under the pre-determined category relating to acquisitions and divestitures, consisting of excluding signings from the Company’s unplanned acquisition of Skytap, Inc. in the first quarter of fiscal 2025 and the impact from the Company’s unplanned divestiture of its Securities Industry Services platform in the second-half of fiscal 2025.

(4)	The graph below reflects the growth in Kyndryl’s TSR over the three-year performance period in comparison with companies in the S&P MidCap 400 Index.

The following table shows the target potential and the actual awards earned based on results over the fiscal 2024-2026 performance period.

Name	Adjusted Operating Cash Flow Target Award (in shares)	Adjusted Operating Cash Flow Payout at 99% (in shares)	Signings Target Award (in shares)	Signings Payout at 66% (in shares)	Relative TSR Target Award (in shares)	Relative TSR Payout at 75% (in shares)	Total PSUs Earned
Martin Schroeter	255,236	251,663	127,618	84,611	121,011	91,242	427,516
Harsh Chugh	24,309	23,969	12,155	8,059	11,525	8,690	40,718
Elly Keinan	184,742	182,156	92,371	61,242	87,589	66,042	309,440
Maryjo Charbonnier	24,309	23,969	12,155	8,059	11,525	8,690	40,718
Mark Ringes	5,984	5,900	2,992	1,984	2,837	2,139	10,023
David Wyshner(1)	97,233	0	48,617	0	46,100	0	0
Edward Sebold(2)	36,463	34,182	18,232	11,492	17,288	12,313	57,987
Vineet Khurana	18,232	17,977	9,116	6,044	8,644	6,518	30,539
(1)	Mr. Wyshner forfeited his 2024 PSUs as a result of his departure from the Company on February 5, 2026.
(2)
Due to meeting retirement eligibility under the Company’s Severance Plan, Mr. Sebold was eligible to receive an amount prorated for the time worked during the performance period until his departure from the Company on February 5, 2026. The amount shown in the table under "Total PSUs Earned" reflects this proration.

Executive Long-Term Cash Awards
As part of our standard compensation program for senior leaders (but not executive officers) of the Company, in addition to RSUs, senior leaders receive long-term cash awards granted under the LTPP (“Long-Term Cash Awards”), pursuant to which award recipients receive lump-sum cash payments following specified vesting dates aligned to RSU vesting. Long-Term Cash Awards previously granted to Messrs. Chugh and Ringes before they became executive officers vested during fiscal 2026 and are reflected in the “Bonus” column of the Summary Compensation Table.

56 | KYNDRYL 2026 PROXY STATEMENT

Other Compensation
Executive Severance Plan and Executive Retirement Policy
The Company maintains the Severance Plan, which is described in detail under “Potential Payments upon Termination or Change in Control” below. Each of the NEOs is entitled to benefits under the Severance Plan, as set forth under “Potential Payments upon Termination or Change in Control.” The CHC Committee considers it important that the Company not have to engage in case-by-case negotiations with respect to executive departures. The CHC Committee also believes that having a severance plan furthers the Company’s ability to attract and retain talented executives and that being covered under the terms of a severance plan would allow executives to focus on their duties and provide them security in the event of proposed extraordinary transactions.
Limited Perquisites
Consistent with our compensation philosophy, we provide our NEOs with limited perquisites, as set forth in the table below. The CHC Committee believes these perquisites are limited in scope and appropriate to support the efficient performance of the NEOs’ duties.

Benefit	CEO	Other NEOs	Description and Business Rationale
Executive Wellbeing Program			• Executive health exams are offered to encourage senior leaders of the Company to be proactive with preventive healthcare.
Executive Financial Wellness Programs
•
Financial planning and tax preparation services are offered to allow our NEOs to focus more fully on their service to the Company without the distraction of sometimes complex tax compliance and financial planning.

Personal Use of Aircraft
•
We permit Mr. Schroeter, but none of the other NEOs, to fly on a Company-provided aircraft for personal travel in an amount limited to an aggregate incremental cost to the Company of $200,000 per fiscal year. We provide this benefit to Mr. Schroeter for security purposes, so he can use his travel time more productively for the Company and to ensure that he can be immediately available to respond to business priorities.

Company Car and Driver		Group President
•
A Company car and driver are provided when necessary for security and/or productivity reasons. Messrs. Schroeter and Keinan (including if accompanied by families) are provided use of a Company car and driver. No other NEO is provided with a Company car or driver.

Personal Security
•
We also provide certain personal security benefits with respect to our executive officers’ residences and business or personal travel as deemed necessary by the Company’s security team and/or an outside security firm to enhance the safety and welfare of the Company’s most critical executives.

It is our policy not to provide tax gross-ups for the perquisites we provide to our NEOs. The incremental cost to the Company to provide these limited perquisites is included in the “All Other Compensation” column of the Summary Compensation Table.

KYNDRYL 2026 PROXY STATEMENT | 57

Other Benefits
Our executives, including our NEOs, are eligible to participate in the following broad-based employee benefit plans, which are generally available to all U.S. employees and in which the NEOs participate on the same basis as such other employees:
•	Group medical insurance
•	Group dental insurance
•	Group vision insurance
•	Flexible spending accounts
•	Group AD&D insurance
•	Group life insurance
•	Kyndryl 401(k) Plan
Excess Plan
In addition, we maintain the Kyndryl Excess Plan (“Kyndryl Excess Plan”), a nonqualified deferred compensation plan that offers eligible employees, including the NEOs, an opportunity to defer up to 80% of their eligible compensation (including base and performance pay, but not any non-recurring compensation) in excess of the limits imposed by the Code under the Kyndryl 401(k) Plan. For eligible employees that transferred from IBM, including Messrs. Schroeter, Keinan, Ringes, Sebold and Khurana and Ms. Charbonnier, we make, or have made, an annual automatic contribution to the Kyndryl Excess Plan currently equal to 6% of their eligible pay in excess of the limits under the Code, but will not make any contributions to the Kyndryl Excess Plan for new hires. Distributions are made following death (in a lump sum) or following a separation from service (in a lump sum or installments, based on the employee’s distribution election), subject to certain exceptions for compliance with Section 409A of the Code. For additional information about the Kyndryl Excess Plan, as well as IBM’s excess plan (in which Messrs. Schroeter, Keinan and Sebold maintain balances distributable following death or a separation from service to Kyndryl), see “Nonqualified Deferred Compensation for Fiscal 2026.”

58 | KYNDRYL 2026 PROXY STATEMENT

IV.  ADDITIONAL COMPENSATION INFORMATION
Equity Grant Practices
Beginning with fiscal 2025, our CHC Committee scheduled annual long-term incentive grants for the first trading day in June, after the public release of prior-year results and current-year outlook. The CHC Committee selected this timing to align with market practice and to avoid grant timing around the disclosure of material non-public information. Additionally, we typically grant equity awards to new hires or employees receiving promotions upon the first regularly scheduled quarterly grant date following the commencement of such employment or promotion. The predetermined quarterly grant dates are the first trading day in March, June, September and December.
No Long-Term Employment Agreements
We generally do not enter into employment agreements with our executives. In connection with the Spin-off, we assumed the offer letters each of Messrs. Schroeter, Wyshner and Keinan and Ms. Charbonnier had with IBM, which set forth their initial compensation terms, but did not contain ongoing obligations such as guaranteed salary or bonus levels, guaranteed equity compensation levels or severance terms.
Non-competition and Non-solicitation Agreements
Certain of our executives, including the NEOs, have signed non-competition and non-solicitation agreements. The agreements generally contain a non-competition covenant that applies during the executive’s employment and for 12 months following termination of employment (except in the case where the executive qualifies for continued RSU vesting under the Severance Plan in which case the restrictions extend for 24 months following termination of employment) and a non-solicitation covenant that applies during the executive’s employment and for 12 months following termination of employment (or two years following termination of employment in the event of retirement under the Severance Plan).
Stock Ownership Guidelines
To further align management and stockholder interests and discourage inappropriate or excessive risk-taking, our stock ownership guidelines require each NEO, certain other executives and non-employee directors to build and maintain a substantial equity stake in our common stock. Covered persons generally have five years from first becoming subject to the guidelines to achieve the applicable ownership level. The required multiples are set forth below.

Position	Stock Ownership Requirement	Compliance Period
CEO	6 times base salary	Within 5 years of first becoming subject to the guidelines
NEOs (other than CEO)	3 times base salary
Next layers of management, generally encompassing our top non-NEO executives	1 or 2 times base salary, depending on level within organization
Non-employee directors	5 times annual cash retainer

Until the stock ownership guidelines are achieved, our executive officers and non-employee directors are required to retain 100% of any Company stock received as part of their compensation other than amounts required to pay taxes and exercise prices, and other executives are required to retain 100% of shares from awards granted on December 16, 2021 and at least 50% of any Company stock received as part of their annual compensation and at hire, if applicable. In each case, these holding requirements are net of amounts required to pay taxes and exercise prices. For purposes of determining compliance with the stock ownership guidelines, the following are included:
•	Shares held directly by the covered person
•	Shares held by members of the covered person’s household
•	Deferred stock units, so long as not forfeitable
•	Unvested restricted stock or RSU awards

KYNDRYL 2026 PROXY STATEMENT | 59

Unexercised stock options and unvested PSUs are excluded for purposes of determining compliance with the stock ownership guidelines. Once a person subject to the stock ownership guidelines has acquired a number of shares with a value that satisfies the applicable ownership multiple, they will be deemed to satisfy the requirements (even if the fair market value of such shares subsequently changes) unless and until the ownership target increases due to an increase in base salary or annual retainer or such individual sells any such holdings. In the event of an increase in base salary or annual retainer, a covered individual is expected to meet the new applicable ownership target within the later of the original five-year deadline or three years following such increase.
All of our NEOs for fiscal 2026 have met or are on track to meet their stock ownership requirement within the required time period, and all of our non-employee directors have met their ownership requirements under the stock ownership guidelines.
Clawback Policies
To protect Company and stockholder interests and deter inappropriate actions or decisions by executives, we maintain two clawback policies as well as additional recoupment and cancellation provisions under the Company’s equity plan.
•
Our Financial Statement Clawback Policy requires the clawback of incentive-based compensation paid to the Company’s executive officers in the event of certain financial restatements in accordance with SEC rules that would have affected the amount of incentive-based compensation, regardless of whether the executive officer’s conduct led to the restatement.

•
Our Executive Compensation Clawback Policy, a supplemental policy that is applicable to the NEOs and certain other senior executives of the Company, allows the Company to claw back any bonus, equity (including all time-based and performance-based equity awards) or other incentive-based compensation in the event of either a financial restatement (other than a restatement caused by a change in applicable accounting rules or interpretations) or misconduct, if an executive engages directly or indirectly in, or contributes to, fraudulent or other wrongful conduct by action or omission, which causes material harm to the finances, business, reputation, condition, assets or results of operations of the Company.

In addition, under the terms of the LTPP, our CHC Committee may:
•
cancel, rescind, suspend, withhold or otherwise limit any outstanding awards held by any plan participant if the participant engages in “Detrimental Activity” (as defined in the LTPP) or is otherwise not in compliance with the terms of the applicable award agreement or the LTPP; and

•
during the two-year period following any exercise, payment or delivery of an award, rescind such exercise, payment or delivery if the participant engages in Detrimental Activity during the rescission period established by the CHC Committee (which rescission period shall not be less than six months after any exercise, payment or delivery pursuant to an Award).

Prohibition on Hedging and Pledging of Company Stock
Pursuant to our Securities Trading Policy, directors and executive officers, as well as certain related persons, are prohibited from engaging in hedging or monetization transactions with respect to the Company’s securities, such as short-sales, prepaid variable forward contracts, equity swaps, collars and exchange funds and other transactions that hedge or offset, or are designed to hedge or offset, any decrease in the market value of Kyndryl securities.
Our Securities Trading Policy also prohibits directors and executive officers and certain related persons from pledging Kyndryl securities at any time, which includes having Kyndryl securities in a margin account or using Kyndryl securities as collateral for a loan.

60 | KYNDRYL 2026 PROXY STATEMENT

Risk Management and Mitigation of Compensation Policies and Practices
The CHC Committee regularly reviews our executive and non-executive compensation programs to assess whether any aspect of those programs could encourage unnecessary or inappropriate risks that could threaten the value of the Company or increase risks that are reasonably likely to have a material adverse effect on the Company. The CHC Committee discusses the concept of risk as it relates to our compensation programs, considers various mitigating factors and reviews these items with its independent compensation consultant, FW Cook. In addition, our CHC Committee asks FW Cook to annually conduct an independent risk assessment of our compensation program. The CHC Committee has determined that there is an appropriate balance in the Company’s compensation mix, that policies are in place to mitigate compensation-related risk and that CHC Committee oversight extends below the executive officer level. Based on these reviews, the CHC Committee does not believe the fiscal 2026 compensation program creates risks that are reasonably likely to have a material adverse effect on the Company.

Attributes	Risk-Mitigating Effect
Emphasis on long-term, equity-based compensation at the executive level	• Discourages risk-taking that produces short-term results at the expense of building long-term stockholder value
PSUs are subject to a three-year performance and vesting period, and RSUs and stock options vest over four years; all are subject to our clawback policies	• Helps ensure our executives realize their compensation over a time horizon consistent with achieving long-term stockholder value
Number of shares that may be earned under our PSU awards is capped	• Reduces the possibility that extraordinary events or formulaic payments could distort incentives or over- emphasize short-term over long-term performance
Payments under our Annual Incentive Plan are capped	• Reduces the possibility that extraordinary events or formulaic payments could distort incentives
Robust stock ownership guidelines	• Helps ensure our executives’ economic interests are aligned with the long-term interests of our stockholders
Prohibition on hedging transactions by executive officers and their related parties	• Helps ensure the alignment of interests generated by our executive officers’ equity holdings is not undermined by hedging or similar transactions
Stringent clawback policies and provisions, including a policy consistent with SEC rules and NYSE listing standards, as well as an additional supplemental policy	• Deters inappropriate actions or decisions by our executives by reducing the potential financial gain to be realized as a result of such actions or decisions
Use of an independent compensation consultant that performs no other services for the Company	• Helps ensure advice will not be influenced by conflicts of interest

For these reasons, the CHC Committee concluded that the Company’s compensation programs strike an appropriate balance between short-term and long-term incentives and encourage prudent management of enterprise risk.

KYNDRYL 2026 PROXY STATEMENT | 61

Compensation and Human Capital Committee Report
The Compensation and Human Capital Committee has reviewed and discussed the foregoing “Compensation Discussion and Analysis” with management. Based upon this review and discussion, the Compensation and Human Capital Committee recommended to the Board that the “Compensation Discussion and Analysis” be included in this Proxy Statement and incorporated by reference into the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2026.
SUBMITTED BY THE COMPENSATION AND HUMAN CAPITAL COMMITTEE OF THE BOARD

JANA SCHREUDER, Chair	JANINA KUGEL	HOWARD I. UNGERLEIDER

62 | KYNDRYL 2026 PROXY STATEMENT

Summary Compensation Table
The following table presents summary information regarding the total compensation awarded to, earned by, or paid to each of our NEOs for the fiscal years presented in accordance with SEC rules.

Name and Principal Position	Year	Salary ($)(1)	Bonus ($)(2)	Stock Awards ($)(3)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)(4)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)(5)	All Other Compensation ($)(6)	Total ($)
Martin Schroeter Chairman and Chief Executive Officer	2026	1,325,000	—	18,000,025	—	2,154,360	—	286,970	21,766,355
	2025	1,175,000	—	11,500,025	—	2,782,562	—	346,139	15,803,726
	2024	1,075,000	—	10,500,025	—	3,483,442	—	602,814	15,661,281
Harsh Chugh Interim Chief Financial Officer	2026	756,997	196,250	3,000,063		535,541		24,050	4,512,901
Elly Keinan Group President	2026	948,200	—	18,000,065	—	1,344,356	—	220,898	20,513,519
	2025	879,800	—	7,600,069	—	2,083,474	—	242,831	10,806,174
	2024	822,500	—	7,600,008	—	2,665,033	—	184,932	11,272,473
Maryjo Charbonnier Former Chief Human Resources Officer	2026	691,250	—	1,500,031	—	599,987	—	106,118	2,897,386
	2025	674,375	—	1,000,085	—	998,108	—	122,468	2,795,036
	2024	641,250	—	1,000,039	—	1,298,628	—	88,075	3,027,992
Mark Ringes Interim General Counsel and Secretary	2026	472,711	112,831	1,160,047	—	328,189	—	77,863	2,151,641
David Wyshner Former Chief Financial Officer	2026	908,125	—	5,000,053	—	680,143	—	1,535,640	8,123,961
	2025	855,938	—	4,000,076	—	1,266,829	—	25,350	6,148,193
	2024	813,750	—	4,000,037	—	1,647,968	—	20,802	6,482,557
Edward Sebold Former General Counsel and Secretary	2026	742,500	—	2,000,029	—	547,947	—	1,336,566	4,627,042
	2025	726,250	—	1,500,047	—	1,074,885	—	142,093	3,443,275
	2024	691,667	—	1,500,046	—	1,400,717	—	101,253	3,693,683
Vineet Khurana Former Senior Vice President and Global Controller	2026	517,125	—	1,760,081	—	359,541	—	85,058	2,721,805
(1)
Amounts in this column reflect the salary earned during the relevant fiscal period, whether paid or deferred under our Excess Plan. The fiscal 2026 base salaries for the NEOs (as described under “Compensation Discussion and Analysis — Elements of Compensation and Compensation Decisions — Base Salaries”) became effective July 1, 2025.

(2)
Amounts in this column reflect for Messrs. Chugh and Ringes: (1) supplemental monthly cash bonus payments in connection with their appointment in February 2026 as Interim Chief Financial Officer and Interim General Counsel, respectively, while they serve in their new roles (as described under “Compensation Discussion and Analysis — Elements of Compensation and Compensation Decisions — Supplemental Monthly Cash Bonus Payment”) and (2) long-term cash awards that vested during fiscal 2026 under a long-term cash award previously granted in 2022, 2023 and 2024 (as described under “Compensation Discussion and Analysis — Elements of Compensation and Compensation Decisions — Executive Long-Term Cash Awards”).

(3)
Amounts in this column reflect the aggregate grant date fair value of stock awards granted to the NEOs during each of the periods presented, computed in accordance with Topic 718. The grant date fair value of the RSUs and PSUs issued was determined using the assumptions discussed under “Stock-Based Compensation” in Note 1 — “Significant Accounting Policies” and Note 16 — “Stock-Based Compensation” to the financial statements for the fiscal year ended March 31, 2026 included in our Fiscal 2026 Form 10-K. The amounts for the PSUs granted in fiscal 2026 included within the total amount in the “Stock Awards” column reflect the grant date fair value based upon the probable outcome of the performance conditions (as described under “Compensation Discussion and Analysis — Elements of Compensation and Compensation Decisions — Long-Term Equity Incentives”) as of the grant date. If the highest level of performance was achieved, then the aggregate grant date fair value of the PSUs granted in fiscal 2026 would have been the following amounts: Mr. Schroeter — $21,060,008; Mr. Chugh — $1,521,016; Mr. Keinan — $10,530,004; Ms. Charbonnier — $1,755,034; Mr. Ringes — $1,064,782; Mr. Wyshner — $5,850,086; Mr. Sebold — $2,340,058; and Mr. Khurana — $936,031. In addition, this column also reflects the grant date fair value of the

KYNDRYL 2026 PROXY STATEMENT | 63

following special one-time RSU awards (as described under “Compensation Discussion and Analysis — Elements of Compensation and Compensation Decisions — Long-Term Equity Incentives”): Mr. Chugh — $1,200,010; Mr. Keinan — $9,000,033; and Mr. Khurana — $960,031. Messrs. Wyshner and Sebold forfeited their 2026 stock awards as a result of their departure from the Company on February 5, 2026.
(4)	Reflects the cash incentive bonuses earned by the NEOs. See “Compensation Discussion and Analysis — Elements of Compensation and Compensation Decisions — Annual Cash Bonus.”
(5)	We do not provide any of our executives with any above-market or preferential earnings on non-qualified deferred compensation.
(6)
Amounts shown in this column include the following for fiscal 2026: For Messrs. Schroeter, Chugh, Keinan, Ringes, Wyshner, Sebold and Khurana, and Ms. Charbonnier, 401(k) matching contributions of $21,000, $10,500, $21,000, $21,000, $10,500, $21,000, $21,000 and $21,000, respectively; for Messrs. Schroeter, Keinan, Ringes, Sebold and Khurana and Ms. Charbonnier, automatic contributions by us to the Kyndryl Excess Plan of $225,454, $160,900, $41,863, $88,043, $45,775 and $80,362, respectively.

Amounts shown in this column also include the following perquisites for fiscal 2026, each of which was below the SEC threshold for individual quantification: For Mr. Schroeter, personal financial planning, personal travel on Company-provided aircraft, personal use of Company-provided car and driver, spousal travel and miscellaneous gifts; for Mr. Chugh, personal financial planning and miscellaneous gifts; for Mr. Keinan, personal financial planning, annual executive physical, personal use of Company-provided car and driver, spousal travel and miscellaneous gifts; for Ms. Charbonnier, annual executive physical and personal use of Company-provided ground transportation; for Mr. Ringes, personal financial planning; for Mr. Wyshner, personal financial planning; for Mr. Sebold, personal financial planning; and for Mr. Khurana, personal financial planning, annual executive physical and personal use of Company-provided ground transportation.

Mr. Schroeter’s personal travel on Company-provided aircraft is limited to an aggregate incremental cost to the Company not to exceed $200,000 per year. The aggregate incremental cost to the Company is calculated based on the Company's variable operating costs (such as fuel, maintenance, landing fees, crew expenses, catering and en route charges) or the actual invoiced amount from a third-party provider for the variable costs incurred on each trip.

In addition, and in limited circumstances, Messrs. Schroeter and Keinan had family members accompany each on business travel on a Company-provided aircraft for which we incurred no incremental costs.
The NEOs are fully responsible for all personal income taxes associated with these perquisites and no gross-up payment for these taxes is made by the Company.

Additionally, amounts shown in this column for Messrs. Wyshner and Sebold include certain separation-related payments and benefits. Mr. Wyshner received the following payments and benefits during fiscal year 2026 in connection with his departure from the Company: a cash severance payment of $1,425,000, a payment of $60,288 made upon his departure for unused vacation in accordance with the Company’s vacation policy, COBRA premiums at a cost to the Company for fiscal year 2026 of $3,195, certain continued financial advisory services worth $1,875 for fiscal year 2026, and outplacement and other continuing benefits worth $21,657 for fiscal year 2026. Mr. Sebold received the following payments and benefits during fiscal year 2026 in connection with his departure from the Company: a cash severance payment of $1,125,000, a payment of $63,101 made upon his departure for unused vacation in accordance with the Company’s vacation policy, COBRA premiums at a cost to the Company for fiscal year 2026 of $2,765, certain continued financial advisory services worth $1,875 for fiscal year 2026, and outplacement and other continuing benefits worth $21,657 for fiscal year 2026. See “Potential Payments upon Termination or Change in Control,” for a description of all payments made and benefits provided to Messrs. Wyshner and Sebold in connection with their departures from the Company.

64 | KYNDRYL 2026 PROXY STATEMENT

Grants of Plan-Based Awards in Fiscal 2026
The following table sets forth grants of plan-based awards to the NEOs during the fiscal year that ended March 31, 2026.

Name	Grant Date	Approval Date	Award Type	Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#)	Grant Date Fair Value of Stock and Option Awards(2) ($)
				Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Martin Schroeter			Annual Cash Bonus	195,750	3,262,500	6,525,000
	6/2/2025(3)	5/29/2025	FY26 PSU				148,214	296,428	533,570		11,700,013
	6/2/2025	5/29/2025	FY26 RSU							162,791	6,300,012
Harsh Chugh			Annual Cash Bonus	49,500	825,000	1,650,000
	6/2/2025(3)	5/29/2025	FY26 PSU				10,705	21,409	38,536		845,013
	6/2/2025	5/29/2025	FY26 RSU							11,758	455,035
	6/2/2025	5/29/2025	FY26 RSU							31,008	1,200,010
	3/2/2026	2/16/2026	FY26 RSU							39,841	500,005
Elly Keinan			Annual Cash Bonus	120,000	2,000,000	4,000,000
	6/2/2025(3)	5/29/2025	FY26 PSU				74,107	148,214	266,785		5,850,007
	6/2/2025	5/29/2025	FY26 RSU							81,396	3,150,025
	6/2/2025	5/29/2025	FY26 RSU							232,559	9,000,033
Maryjo Charbonnier			Annual Cash Bonus	52,500	875,000	1,750,000
	6/2/2025(3)	5/29/2025	FY26 PSU				12,352	24,703	44,465		975,027
	6/2/2025	5/29/2025	FY26 RSU							13,566	525,004
Mark Ringes			Annual Cash Bonus	28,713	478,547	957,094
	6/2/2025(3)	5/29/2025	FY26 PSU				7,494	14,987	26,977		591,537
	6/2/2025	5/29/2025	FY26 RSU							8,230	318,501
	3/2/2026	2/16/2026	FY26 RSU							19,921	250,009
David Wyshner(4)			Annual Cash Bonus	71,250	1,187,500	2,375,000
	6/2/2025(3)	5/29/2025	FY26 PSU				41,171	82,342		148,216	3,250,039
	6/2/2025	5/29/2025	FY26 RSU							45,220	1,750,014
Edward Sebold(4)			Annual Cash Bonus	56,250	937,500	1,875,000
	6/2/2025(3)	5/29/2025	FY26 PSU				16,469	32,937	59,287		1,300,023
	6/2/2025	5/29/2025	FY26 RSU							18,088	700,006

KYNDRYL 2026 PROXY STATEMENT | 65

Name	Grant Date	Approval Date	Award Type	Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#)	Grant Date Fair Value of Stock and Option Awards(2) ($)
				Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Vineet Khurana			Annual Cash Bonus	31,500	525,000	1,050,000
	6/2/2025(3)	5/29/2025	FY26 PSU				6,588	13,175	23,715		520,017
	6/2/2025	5/29/2025	FY26 RSU							7,236	280,033
	6/2/2025	5/29/2025	FY26 RSU							24,807	960,031
(1)
Reflects the range of possible payout under the Annual Cash Bonus awarded to the NEO for fiscal 2026. See “Compensation Discussion and Analysis — Elements of Compensation and Compensation Decisions — Annual Cash Bonus.” The amount paid out is included in the “Non-Equity Incentive Plan Compensation” column of the Summary Compensation Table.

(2)
Computed in accordance with Topic 718 using the assumptions discussed under “Stock-Based Compensation” in Note 1 — “Significant Accounting Policies” and Note 16 — “Stock-Based Compensation” to the financial statements for the fiscal year ended March 31, 2026 included in the Fiscal 2026 Form 10-K.

(3)
Reflects the PSU award granted to the NEO as part of the fiscal 2026 long-term incentive award. Amounts reported in the “Threshold” column assume that 50% of the target PSUs will vest and amounts reported in the “Maximum” column assume that 180% of the target PSUs will vest. The actual number of shares that are earned for the PSUs will be determined based on the level of achievement attained with respect to Adjusted Operating Cash Flow and Relative TSR applied as a payout modifier over the three-year period.

(4)	Messrs. Wyshner and Sebold forfeited their 2026 PSU and RSU awards as a result of their departure from the Company on February 5, 2026.

66 | KYNDRYL 2026 PROXY STATEMENT

Outstanding Equity Awards as of March 31, 2026
The following table sets forth the number of securities underlying outstanding equity awards for each of our NEOs as of March 31, 2026.

Name	Grant Date	Option Awards(1)(2)				Stock Awards(2)
		Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock that Have Not Vested (#)	Market Value of Shares or Units of Stock that Have Not Vested(11) ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights that Have Not Vested(11) (#)
Martin Schroeter	12/16/2021	642,047		17.78	12/16/2031
	8/1/2022(3)					86,553	1,135,575
	8/1/2023(4)					137,435	1,803,147
	6/3/2024(5)					114,045	1,496,270
	6/3/2024(6)							247,420	3,246,150
	6/2/2025(7)					162,791	2,135,818
	6/2/2025(8)							148,214	1,944,568
Harsh Chugh	12/16/2021	9,937		17.78	12/16/2031
	8/1/2022(3)					4,122	54,081
	8/1/2023(4)					6,545	85,870
	6/3/2024(5)					4,959	65,062
	6/3/2024(6)							21,517	282,303
	6/2/2025(7)					11,758	154,265
	6/2/2025(8)							10,705	140,450
	6/2/2025(9)					31,008	406,825
	3/2/2026(10)					39,841	522,714
Elly Keinan	12/16/2021	464,720		17.78	12/16/2031
	8/1/2022(3)					62,648	821,942
	8/1/2023(4)					99,477	1,305,138
	6/3/2024(5)					75,369	988,841
	6/3/2024(6)							163,513	2,145,291
	6/2/2025(7)					81,396	1,067,916
	6/2/2025(8)							74,107	972,284
	6/2/2025(9)					232,559	3,051,174
Maryjo Charbonnier	12/16/2021	61,148		17.78	12/16/2031
	8/1/2022(3)					8,244	108,161
	8/1/2023(4)					13,090	171,741
	6/3/2024(5)					9,918	130,124
	6/3/2024(6)							21,517	282,303
	6/2/2025(7)					13,566	177,986
	6/2/2025(8)							12,352	162,058
Mark Ringes	12/16/2021	13,759		17.78	12/16/2031
	8/1/2022(3)					1,620	21,254
	8/1/2023(4)					2,992	39,255
	6/3/2024(5)					4,364	57,256
	6/3/2024(6)							18,934	248,414
	6/2/2025(7)					8,230	107,978
	6/2/2025(8)							7,494	98,321
	3/2/2026(10)					19,921	261,364
David Wyshner	12/16/2021	244,590		17.78	5/6/2026

KYNDRYL 2026 PROXY STATEMENT | 67

Name	Grant Date	Option Awards(1)(2)				Stock Awards(2)
		Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock that Have Not Vested (#)	Market Value of Shares or Units of Stock that Have Not Vested(11) ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights that Have Not Vested(11) (#)
Edward Sebold	12/16/2021	91,721		17.78	2/6/2031
	8/1/2022(3)					12,365	162,229
	8/1/2023(4)					19,634	257,598
	6/3/2024(5)					14,876	195,173
	6/3/2024(6)							19,816	259,986
Vineet Khurana	12/16/2021	11,466		17.78	12/16/2031
	8/1/2022(3)					6,183	81,121
	8/1/2023(4)					9,817	128,799
	6/3/2024(5)					7,438	97,587
	6/3/2024(6)							16,138	211,731
	6/2/2025(7)					7,236	94,936
	6/2/2025(8)							6,588	86,435
	6/2/2025(9)					24,807	325,468
(1)	Stock options vest in four equal annual installments beginning on the anniversary of the grant date.
(2)	For information on vesting upon specified termination events or a change in control, see “Potential Payments upon Termination or Change in Control.”
(3)	These RSUs vest in one installment on August 1, 2026.
(4)	These RSUs vest in two equal installments on August 1, 2026 and August 1, 2027.
(5)	These RSUs vest in three equal installments on June 3, 2026, June 3, 2027 and June 3, 2028.
(6)
50% of the PSU awards granted on June 3, 2024 will vest, if at all, based on the Company’s achievement of the Adjusted Operating Cash Flow metric, 25% of such PSU awards will vest, if at all, based on the Company’s achievement of the Total Signings metric and 25% of such PSU awards will vest, if at all, based on the Company’s achievement of the Relative TSR metric. The number of shares reflected for each of the NEOs represents the target number of shares that would vest based on Adjusted Operating Cash Flow and Total Signings metrics (because our performance as of March 31, 2026 was between threshold and target performance with respect to these performance metrics) and the threshold number of shares that would vest based on Relative TSR (because our performance as of March 31, 2026 was below threshold performance with respect to this metric). The actual number of shares that will be distributed with respect to these fiscal 2025 PSU awards is not yet determinable. The fiscal 2025 PSU awards vest in proportion to actual performance over the three-year performance period ending on March 31, 2027.

(7)	These RSUs vest in four equal annual installments beginning on the anniversary of the grant date.
(8)
100% of the PSU awards granted on June 2, 2025 will vest, if at all, based on the Company’s achievement of the Adjusted Operating Cash Flow metric. The number of shares reflected for each of the NEOs represents the threshold number of shares that would vest based on the Adjusted Operating Cash Flow metric (because our performance as of March 31, 2026 was below threshold performance with respect to this performance metric) with no Relative TSR modifier applied (because our performance as of March 31, 2026 was below threshold performance). The actual number of shares that will be distributed with respect to these fiscal 2026 PSU awards is not yet determinable. The fiscal 2026 PSU awards vest in proportion to actual performance over the three-year performance period ending on March 31, 2028. See the description of the PSU awards in “Compensation Discussion and Analysis — Elements of Compensation and Compensation Decisions — Long-Term Equity Incentives.”

(9)	These RSUs cliff vest 100% on the third anniversary of the grant date.
(10)	These RSUs will vest six months from the date of grant.
(11)	The market value is based on the closing price on the NYSE of our common stock on March 31, 2026, the last trading day of fiscal 2026 ($13.12), multiplied by the relevant number of shares.

68 | KYNDRYL 2026 PROXY STATEMENT

Option Exercises and Stock Vested in Fiscal 2026
The following table provides information regarding RSUs and PSUs that vested during fiscal 2026 for our NEOs. Our NEOs did not exercise any options during fiscal 2026.

Name	Stock Awards
	Number of Shares Acquired on Vesting(1) (#)	Value Realized on Vesting(2) ($)
Martin Schroeter	932,877	35,112,127
Harsh Chugh	77,515	2,944,071
Elly Keinan	672,834	25,320,203
Maryjo Charbonnier	88,532	3,331,647
Mark Ringes	20,428	771,374
David Wyshner	354,123	13,326,411
Edward Sebold	132,798	4,997,471
Vineet Khurana	66,400	2,498,774
(1)	The shares acquired on vesting represent RSUs that vested as follows:
As to Mr. Schroeter – 680,419 PSUs that vested on May 30, 2025, 38,014 RSUs that vested on June 3, 2025, 155,270 RSUs that vested on August 1, 2025 and 59,174 RSUs that vested on December 16, 2025.

As to Mr. Chugh – 64,803 PSUs that vested on May 30, 2025, 1,653 RSUs that vested on June 3, 2025, 7,395 RSUs that vested on August 1, 2025 and 3,664 RSUs that vested on December 16, 2025.

As to Mr. Keinan – 492,495 PSUs that vested on May 30, 2025, 25,123 RSUs that vested on June 3, 2025, 112,385 RSUs that vested on August 1, 2025 and 42,831 RSUs that vested on December 16, 2025.

As to Ms. Charbonnier – 64,803 PSUs that vested on May 30, 2025, 3,305 RSUs that vested on June 3, 2025, 14,788 RSUs that vested on August 1, 2025 and 5,636 RSUs that vested on December 16, 2025.

As to Mr. Ringes – 13,709 PSUs that vested on May 30, 2025, 1,454 RSUs that vested on June 3, 2025, 882 RSUs that vested on June 6, 2025, 3,115 RSUs that vested on August 1, 2025 and 1,268 RSUs that vested on December 16, 2025.

As to Mr. Wyshner – 259,208 PSUs that vested on May 30, 2025, 13,222 RSUs that vested on June 3, 2025, 59,150 RSUs that vested on August 1, 2025 and 22,543 RSUs that vested on December 16, 2025.

As to Mr. Sebold – 97,204 PSUs that vested on May 30, 2025, 4,958 RSUs that vested on June 3, 2025, 22,182 RSUs that vested on August 1, 2025 and 8,454 RSUs that vested on December 16, 2025.

As to Mr. Khurana – 48,603 PSUs that vested on May 30, 2025, 2,479 RSUs that vested on June 3, 2025, 11,091 RSUs that vested on August 1, 2025 and 4,227 RSUs that vested on December 16, 2025.
(2)
The value realized on vesting is based on the average high and low of our common stock on the NYSE on the vesting date. If vesting occurs on a day on which the NYSE is closed, the value realized on vesting is based on the average high and low of our stock price on the last trading day prior to the vesting date.

Pension Benefits in Fiscal 2026
During fiscal 2026, no NEOs participated in either a tax-qualified or non-qualified defined benefit plan sponsored by the Company.

KYNDRYL 2026 PROXY STATEMENT | 69

Non-Qualified Deferred Compensation for Fiscal 2026
The following table provides information regarding contributions, earnings and balances for our NEOs under the Kyndryl Excess Plan, as well as under the IBM Excess 401(k) Plus Plan, in which they participated in fiscal 2021 prior to the Spin-off and maintain balances, but to which they may not make further contributions. Under each of the plans, deferred account balances are fully vested at all times. In addition, neither plan provides any opportunity for above-market or preferential earnings, nor does either plan provide any minimum internal rate of return. Additionally, the Kyndryl Excess Plan and the IBM Excess 401(k) Plus Plan do not permit “hardship” withdrawals. The Kyndryl Excess Plan and the IBM Excess 401(k) Plus Plan are not funded, and plan participants have only an unsecured contractual commitment by the applicable company to pay amounts owed under each plan. Each of these plans is further described below.

Name	Executive Contributions in Last FY ($)(1)	Registrant Contributions in Last FY ($)(2)	Aggregate Earnings in Last FY ($)(3)	Aggregate Balance at Last FYE ($)(4)
Martin Schroeter
Kyndryl Excess Plan	—	225,454	72,452	861,312
IBM Excess 401 (k) Plus Plan	—	—	4,452	29,096

Harsh Chugh
Kyndryl Excess Plan	—	—	—	—
IBM Excess 401 (k) Plus Plan	—	—	—	—

Elly Keinan
Kyndryl Excess Plan	—	160,900	54,896	639,589
IBM Excess 401 (k) Plus Plan	—	—	192	2,637

Maryjo Charbonnier
Kyndryl Excess Plan	—	80,362	(14)	322,869
IBM Excess 401 (k) Plus Plan	—	—	—	—

Mark Ringes
Kyndryl Excess Plan	—	41,863	12,262	168,107
IBM Excess 401 (k) Plus Plan	—	—	—	—

David Wyshner
Kyndryl Excess Plan	—	—	—	—
IBM Excess 401 (k) Plus Plan	—	—	—	—

Edward Sebold
Kyndryl Excess Plan	570,968	88,043	364,524	3,294,369
IBM Excess 401 (k) Plus Plan	—	—	322,406	2,293,706

Vineet Khurana
Kyndryl Excess Plan	28,639	45,775	32,340	310,957
IBM Excess 401 (k) Plus Plan	—	—	—	—

(1)	The amounts in this column are reported as compensation for fiscal 2026 in the “Base Salary” and “Non-Equity Incentive Plan Compensation” columns of the Summary Compensation Table.
(2)
Represents the amount of the automatic contribution made by us in accordance with the Kyndryl Excess Plan. The amounts in this column are reported as compensation for fiscal 2026 in the “All Other Compensation” column of the Summary Compensation Table.

(3)	Amounts in this column are not reported as compensation for fiscal 2026 in the Summary Compensation Table since they do not reflect above-market or preferential earnings.
(4)
Amounts in this column include the following aggregate amounts for each of the following NEOs reported as compensation to such NEOs for fiscal 2026 and previous periods, if applicable, in the “Base Salary,” “Non-Equity Incentive Plan Compensation” and “All Other Compensation” columns of the Summary Compensation Table: Mr. Schroeter, $225,454 in fiscal 2026, $502,510 in previous periods; Mr. Keinan, $160,900 in fiscal 2026, $373,409 in previous periods; Ms. Charbonnier, $80,362 in fiscal 2026, $218,864 in previous periods; Mr. Ringes, $41,863 in fiscal 2026; Mr. Sebold, $88,043 in fiscal 2026, $2,976,354 in previous periods; and Mr. Khurana, $45,775 in fiscal 2026.

70 | KYNDRYL 2026 PROXY STATEMENT

IBM Excess 401(k) Plus Plan
IBM maintains the IBM Excess 401(k) Plus Plan (the “IBM Excess Plan”), in which Messrs. Schroeter, Keinan and Sebold participated in 2021, prior to the Spin-off. Following the Spin-off, our NEOs became ineligible to make deferral elections under the IBM Excess Plan.
Deferrals under the IBM Excess Plan may be allocated among various notional investment choices, which typically replicate the performance of the comparable investment funds in the IBM 401(k) Plan. For Messrs. Schroeter, Keinan and Sebold, their transfer to Kyndryl in connection with the Spin-off did not trigger a distribution of the amounts in their accounts in the IBM Excess Plan. Rather, upon their separation of service from Kyndryl, they will receive, or have received, a distribution of the amounts in their accounts in a lump sum or installments based upon their distribution election.
Kyndryl Excess Plan
In connection with the Spin-off, we adopted the Kyndryl Excess Plan, a nonqualified deferred compensation plan that, starting in calendar year 2022, offers eligible employees an opportunity to defer up to 80% of their eligible compensation (including base and performance pay, but not any non-recurring compensation) in excess of the limits imposed by the Code under the Kyndryl 401(k) Plan.
Employees became eligible to participate in the Kyndryl Excess Plan beginning in 2022 if they (i) were hired as an executive or promoted to an executive position by Kyndryl after September 1, 2021 and prior to November 15, 2021 or (ii) directly transferred from IBM to Kyndryl and either (a) made elective deferrals under the IBM Excess Plan for the 2021 plan year or (b) were hired as an executive by IBM between November 15, 2020 and September 1, 2021. Each of the NEOs was eligible to participate in the Kyndryl Excess Plan in fiscal 2026.
For certain eligible employees that transferred from IBM, including Messrs. Schroeter, Keinan, Ringes, Sebold and Khurana and Ms. Charbonnier, we make, or have made, an annual automatic contribution to the Kyndryl Excess Plan currently equal to 6% of their eligible pay in excess of the limits under the Code.
Distributions are made following death (in a lump sum) or following a separation from service (in a lump sum or installments, based on the employee’s distribution election), subject to certain exceptions for compliance with Section 409A of the Code.
Deferrals under the Kyndryl Excess Plan may be allocated among hypothetical investment options that mirror the investment options available under our qualified Kyndryl 401(k) Plan.
Potential Payments upon Termination or Change in Control
The following table describes the potential payments and benefits under the Company’s compensation and benefit plans and contractual agreements to which the NEOs (other than Messrs. Wyshner and Sebold) would have been entitled if a termination of employment or change in control occurred on the last business day of fiscal 2026. The only agreements, arrangements or plans that entitle the NEOs (other than Messrs. Wyshner and Sebold) to severance, perquisites or other enhanced benefits upon termination of their employment or a change in control are:
•	the Severance Plan; and
•	the terms of the NEOs’ equity awards.
The amounts shown in the table do not include:
•	payments and benefits to the extent they are provided generally to all salaried employees upon termination of employment and do not discriminate in scope, terms or operation in favor of the NEOs; and
•
distributions of previously vested plan balances under the Kyndryl 401(k) Plan, the Kyndryl Excess Plan and the IBM Excess Plan (see “Non-Qualified Deferred Compensation for Fiscal 2026” above for information about the Kyndryl Excess Plan and the IBM Excess Plan).

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Potential Payments to NEOs upon Termination of Employment or Change in Control Table

Name	Covered Termination ($)	Covered Termination following a Change in Control ($)	Qualifying Retirement ($)	Disability ($)	Death ($)
Martin Schroeter
Cash Severance Payment(1)	5,054,360	12,687,500	—	—	—
Non-Performance Based Cash Award(2)	—	—	—	—	—
Acceleration of Equity Awards(3)	—	14,173,457	4,434,993	14,173,457	14,173,457
Value of Continuing Benefits(4)	49,771	49,771	—	—	—
Value of Continuing Financial Advisory Services(5)	7,500	7,500	—	—	—
Outplacement Benefit(6)	80,000	80,000	—	—	—
Total	5,191,631	26,998,228	4,434,993	14,173,457	14,173,457
Harsh Chugh
Cash Severance Payment(1)	1,773,041	3,300,000	—	—	—
Non-Performance Based Cash Award(2)	—	262,500	—	262,500	262,500
Acceleration of Equity Awards(3)	—	1,892,652	—	1,892,652	1,892,652
Value of Continuing Benefits(4)	49,771	49,771	—	—	—
Value of Continuing Financial Advisory Services(5)	6,750	6,750	—	—	—
Outplacement Benefit(6)	80,000	80,000	—	—	—
Total	1,909,562	5,591,673	—	2,155,152	2,155,152
Elly Keinan
Cash Severance Payment(1)	2,844,356	6,500,000	—	—	—
Non-Performance Based Cash Award(2)	—	—	—	—	—
Acceleration of Equity Awards(3)	—	11,633,740	3,115,921	11,633,740	11,633,740
Value of Continuing Benefits(4)	36,705	36,705	—	—	—
Value of Continuing Financial Advisory Services(5)	6,750	6,750	—	—	—
Outplacement Benefit(6)	80,000	80,000	—	—	—
Total	2,967,811	18,257,195	3,115,921	11,633,740	11,633,740
Maryjo Charbonnier
Cash Severance Payment(1)	1,649,987	3,237,500	—	—	—
Non-Performance Based Cash Award(2)	—	—	—	—	—
Acceleration of Equity Awards(3)	—	1,235,064	—	1,235,064	1,235,064
Value of Continuing Benefits(4)	57,503	57,503	—	—	—
Value of Continuing Financial Advisory Services(5)	—	—	—	—	—
Outplacement Benefit(6)	80,000	80,000	—	—	—
Total	1,787,490	4,610,067	—	1,235,064	1,235,064
Mark Ringes
Cash Severance Payment(1)	1,046,009	1,914,188	—	—	—
Non-Performance Based Cash Award(2)	—	172,688	172,688	172,688	172,688
Acceleration of Equity Awards(3)	—	967,915	117,765	967,915	967,915
Value of Continuing Benefits(4)	34,218	34,218	—	—	—
Value of Continuing Financial Advisory Services(5)	7,500	7,500	—	—	—
Outplacement Benefit(6)	80,000	80,000	—	—	—
Total	1,167,727	3,176,509	290,453	1,140,603	1,140,603
Vineet Khurana
Cash Severance Payment(1)	1,147,041	2,100,000	—	—	—
Non-Performance Based Cash Award(2)	—	—	—	—
Acceleration of Equity Awards(3)	—	1,142,975	—	1,142,975	1,142,975
Value of Continuing Benefits(4)	16,684	16,684	—	—	—
Value of Continuing Financial Advisory Services(5)	6,750	6,750	—	—	—
Outplacement Benefit(6)	80,000	80,000	—	—	—
Total	1,250,475	3,346,409	—	1,142,975	1,142,975
(1)	Cash Severance Payments:
•
Under the Severance Plan, as described more fully below, each NEO is entitled to cash severance in the event of a termination without Cause or, solely following a Change in Control, with Good Reason, subject to certain conditions;

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•	The amounts of the cash severance payments included in the table assume that there is no notice period prior to the termination without Cause; and
•	The cash severance payments included in the table assume there would be no cutback of payments to avoid subjecting the NEOs to an excise tax under Section 280G of the Code.
(2)
Non-Performance Based Cash Awards: The values set forth in the rows titled “Non-Performance Based Cash Awards” are presented as the sum of the values as of the last business day of fiscal 2026 of the additional benefit from the acceleration of vesting or continued vesting under “qualifying retirement,” of long-term cash awards that would have occurred as a result of termination under the different circumstances presented.

(3)	Acceleration of Equity Awards:
•
The values set forth in the rows titled “Acceleration of Equity Awards” are presented as the sum of the values as of the last business day of fiscal 2026 of the additional benefit from the acceleration of vesting (or continued vesting in the case of RSUs under “qualifying retirement”), if any, of RSUs, stock options and PSUs that would have occurred as a result of termination under the different circumstances presented.

•
The value of accelerated stock options, for purposes of this table, was determined by subtracting the exercise price of the original stock option from the closing stock price on the NYSE of $13.12 as of March 31, 2026, the last trading day of fiscal 2026, and multiplying the result, if a positive number (in-the-money), by the number of option shares that would vest as a result of termination. Because the stock options held by the NEOs were in-the-money as of March 31, 2026, amounts relating to such options are included in the table.

•
With respect to Messrs. Schroeter, Keinan and Ringes, a termination without cause would constitute a “qualifying LTPP retirement” as described under “— Treatment of Outstanding Equity Awards in the Event of Certain Qualifying Terminations” below.

(4)	Value of Continuing Benefits:
•	Reflects the cost of providing continued group health coverage (on the same basis as actively employed employees of the Company) for a period of 18 months, assuming fiscal 2026 rates; and
•	The amounts included in the table assume that there is no notice period prior to the termination without Cause.
(5)
Reflects the estimated cost of providing continued financial advisory services for a period of six months, assuming fiscal 2026 rates. Ms. Charbonnier did not participate in the financial advisory services program and therefore, would not receive a continuing benefit.

(6)	Reflects the estimated cost of six months of outplacement services.
Wyshner Separation Agreement
As previously disclosed, Mr. Wyshner departed from the Company effective February 5, 2026. Mr. Wyshner was entitled to receive separation-related payments and benefits in accordance with the Company’s existing Severance Plan as described below. In connection with Mr. Wyshner’s departure from the Company, on February 12, 2026, the Company and Mr. Wyshner entered into a Separation Agreement (the “Wyshner Agreement”) to memorialize the terms of his separation. Pursuant to the terms of the Wyshner Agreement, and consistent with the existing Severance Plan, Mr. Wyshner received a lump-sum payment of $1,425,000 which was equal to 18 months’ base salary; his annual cash bonus for fiscal 2026 of $680,143, which was prorated up to February 5, 2026; and is entitled to receive certain continued financial advisory and outplacement services for an initial six-month period worth $87,500 as of February 2026 and 18 months of COBRA premiums paid by the Company worth $57,503. The Wyshner Agreement also provides for an extension of financial advisory and outplacement services for a period of six months if Mr. Wyshner has not obtained employment at the end of the initial six-month period. In addition, Mr. Wyshner received a payment of $60,288 made upon his departure for unused vacation in accordance with the Company’s vacation policy. All of Mr. Wyshner’s unvested equity awards were forfeited as a result of his departure from the Company on February 5, 2026.
The Wyshner Agreement contains customary confidentiality provisions, post-employment non-solicitation and non-competition covenants, and a general release of claims in favor of the Company.

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Sebold Separation Agreement
As previously disclosed, Mr. Sebold departed from the Company effective February 5, 2026. Mr. Sebold was entitled to receive separation-related payments and benefits in accordance with the Company’s existing Severance Plan and the LTPP as described below. In connection with Mr. Sebold’s departure from the Company, on February 12, 2026, the Company and Mr. Sebold entered into a Separation Agreement (the “Sebold Agreement”) to memorialize the terms of his separation. Pursuant to the terms of the Sebold Agreement, and consistent with the existing Severance Plan, Mr. Sebold received a lump-sum payment of $1,125,000, which was equal to 18 months’ base salary; his annual cash bonus for fiscal 2026 of $547,947, which was prorated up to February 5, 2026; and is entitled to receive certain continued financial advisory and outplacement services for an initial six-month period worth $87,500 as of February 2026, and 18 months of COBRA premiums paid by the Company worth $49,771. The Sebold Agreement also provides for an extension of outplacement services for a period of six months if Mr. Sebold has not obtained employment at the end of the initial six-month period. In addition, Mr. Sebold received a payment of $63,101 made upon his departure for unused vacation in accordance with the Company’s vacation policy.
Pursuant to the terms of the Sebold Agreement and consistent with the terms of the LTPP and his outstanding equity award agreements, as a result of Mr. Sebold’s age and years of service, (i) 46,875 RSUs granted to Mr. Sebold in fiscal 2022, 2023 and 2024, with an aggregate fair value of $1,034,531 at February 5, 2026, will continue to vest in accordance with their terms and (ii) 90,907 PSUs (representing a pro-rata portion of PSUs granted to Mr. Sebold in fiscal 2023 and 2024), with an aggregate fair value of $2,006,317 at February 5, 2026 (assuming achievement of target performance), will continue to be eligible to vest based on actual performance through the end of their applicable performance period. Mr. Sebold’s outstanding options will also remain outstanding and exercisable pursuant to the terms of the applicable awards. All other unvested RSUs and PSUs were forfeited.
The Sebold Agreement contains customary confidentiality provisions, post-employment non-solicitation and non-competition covenants, and a general release of claims in favor of the Company.
Severance Plan
The Severance Plan provides for payment of severance and other benefits to eligible executives, including the NEOs, in the event of a termination of employment with the Company without Cause (as that term is defined in the LTPP and as set forth below) and other than due to death or disability or, solely in connection with a change in control, with Good Reason (as defined below, and each of a termination without Cause and a termination with Good Reason, a “covered termination”), in each case, subject to the executive’s (i) execution and non-revocation of a general release of claims in favor of the Company, (ii) execution of a confidential separation agreement including a two-year non-solicitation agreement of Company employees and, except where prohibited by law or waiver by Kyndryl, a two-year non-solicitation of Company clients and (iii) continued compliance with the executive’s Agreement Regarding Confidential Information and Intellectual Property with the Company. The Severance Plan also provides for continued vesting of certain equity awards upon a “qualifying retirement” (as defined below).
In the event of a covered termination, in addition to certain accrued obligations as of March 31, 2026, the Severance Plan provides for the following payments and benefits to the NEOs:
•
a lump-sum bonus under the Annual Incentive Plan, determined based on actual scored performance of the Company, not adjusted for individual performance and prorated based on eligible days of service in the current performance period;

•
a lump-sum payment in an amount equal to 24 months’ base salary in the case of Mr. Schroeter, or 18 months’ base salary in the case of each of the other NEOs, in each case inclusive of any notice period;

•
continued health insurance coverage, or reimbursement of premiums for coverage, at substantially the same level as provided immediately prior to such termination, at the same cost as generally provided to similarly situated active Company employees, for a period of 18 months (the “welfare benefit”), inclusive of any notice period provided that such coverage will be provided through COBRA on a taxable basis and subject to continued eligibility for and enrollment in COBRA; and

•	payment of, or reimbursement for, six months of outplacement services (the “outplacement benefit”).

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Notwithstanding the foregoing, in the event such covered termination occurs within the 24-month period following a change in control (as defined in the LTPP), in addition to certain accrued obligations, the Severance Plan provides for the following payments and benefits to the NEOs:
•	a lump-sum pro-rata bonus for the year of termination, based on target performance;
•
a lump-sum cash severance amount equal to the sum of 24 months’ base salary and two times target annual incentive plan payout in the case of Mr. Schroeter, or the sum of 18 months’ base salary and one and one-half times target annual incentive plan payout in the case of the other NEOs;

•	the welfare benefit;
•	the outplacement benefit; and
•	financial advisory services (for executives in Band B and above).
In addition, the Severance Plan provides that, upon a termination in connection with a “qualifying retirement,” subject to the NEO’s (i) provision of six months’ notice of intent to retire, unless waived by the plan administrator, (ii) execution and non-revocation of a general release of claims in favor of the Company, (iii) execution of a two-year noncompetition and non-solicitation agreement, (iv) completion of one year of service measured from the LTPP award date, and (v) continued compliance with the Agreement Regarding Confidential Information and Intellectual Property with the Company, notwithstanding anything to the contrary in the LTPP or the award agreements relating to the NEO’s outstanding RSU awards or cash awards under the LTPP, such outstanding RSU or cash awards will not be cancelled but will instead remain outstanding and subject to vesting in accordance with their terms as if the NEO remained an active employee of the Company through each applicable vesting date. In addition, executives in Band B and above who experience a qualifying retirement are eligible for financial advisory services for a period of six months following termination of employment. If elected, this benefit will be subject to imputed income.
The Severance Plan provides that if any payments and/or benefits due to a participant (including any NEO) under the Severance Plan and/or any other arrangements will constitute “excess parachute payments” (as defined in Section 280G (“Section 280G”) of the Code), the Company will reduce the amount of payments under the Severance Plan by the minimum amount necessary such that the present value of the participant’s “parachute payments” (as defined in Section 280G) is below 300% of such participant’s “base amount” (as defined in Section 280G), calculated in accordance with the Treasury Regulations promulgated under Section 280G; provided, however, in no event will the amount of any severance payments be reduced unless (a) the net after-tax amount of such payments and benefits as so reduced is greater than or equal to (b) the net after-tax amount of such payments and benefits without such reduction.
For purposes of the Severance Plan:
•
a “qualifying retirement” is a termination of employment (other than for Cause as defined the LTPP and set forth below) after attaining the age of 55 and completing at least ten (10) years of service with the Company at the time of termination. For purposes of calculating years of service, years of service to IBM will be counted for participants who transferred employment directly to the Company from IBM in connection with the Spin-off; and

•
a termination with “Good Reason” is a termination of employment following a change in control, due to (a) a material diminution in the participant’s authority, duties or responsibilities, (b) a reduction in the participant’s then current base salary or bonus opportunity, (c) a material breach by the Company of an existing agreement between the Company and the participant, (d) the failure of the Company’s successor to assume in writing the Company’s obligations under the Severance Plan or any other agreement with the participant if not assumed by successor by operation of law, or (e) a relocation of more than 40 miles from both the participant’s then current primary place of employment and their assigned primary Company office; provided, however, that the participant must provide the Company with written notice of the circumstance that the participant claims to be good reason within 90 days after such circumstance first occurs, such circumstance is not remedied within 30 days after the Company receives the written notice, and the participant’s termination of employment is effective as soon as practicable after the end of such 30-day cure period.

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Treatment of Outstanding Equity Awards in the Event of Certain Qualifying Terminations (Other than Terminations in Connection with a Change in Control)
RSUs
Except as provided in the case of a “qualifying retirement” under the Severance Plan, in the event of termination of employment other than on account of death or disability, all unvested RSUs will be cancelled. In the event of the NEO’s death, all unvested RSUs will immediately vest. In the event the NEO becomes disabled (as described in the LTPP), unvested RSUs will remain outstanding and continue to vest in accordance with their terms as if the NEO remained an active employee of the Company through each applicable vesting date.
Stock Options
In the event of termination of employment other than in connection with a “qualifying LTPP retirement” or on account of death or disability, any stock options that are not exercisable will be cancelled immediately, and any stock options that are exercisable as of the date of termination of employment (other than for Cause (as defined in the LTPP and set forth below)) will remain exercisable for 90 days after the date of termination, after which any unexercised stock options will be cancelled. In the event of termination of employment in connection with a “qualifying LTPP retirement” (which is a termination of employment (other than for Cause) after attaining the age of 55 and completing at least ten years of service with the Company at the time of termination), any unvested stock options will vest and become exercisable, and all stock options that are exercisable as of the date of termination will remain exercisable until the earlier of the expiration of the full term and the fifth anniversary of the date the NEO’s employment terminates. In the event of the NEO’s death or in the event the NEO becomes disabled, all stock options will become fully exercisable and remain exercisable until the earlier of the expiration of their full term and the third anniversary of the date the NEO’s employment terminates.
PSUs
In the event of a termination of employment other than in connection with a “qualifying LTPP retirement” or on account of death or disability, all unvested PSUs will be cancelled. In the event of termination of employment in connection with a “qualifying LTPP retirement” at least one year after the grant date of the PSUs, the NEO will receive a payout that is prorated for the time worked as an active executive during the Performance Period following the CHC Committee’s calculation of the PSU payout. In the event of an NEO’s death or in the event the NEO becomes disabled, the PSUs will remain outstanding and continue to vest in accordance with their terms.
Treatment of Outstanding Equity Awards in the Event of a Change in Control
In the event of a change in control (as defined in the LTPP):
•
if the acquirer or successor company in such change in control has agreed to provide for the substitution, assumption, exchange or other continuation of awards granted pursuant to the LTPP, then, if the participant’s employment with or service to the Company or an affiliate is terminated by the Company or affiliate without cause (and other than due to death or disability) on or within 24 months following a change in control, unless otherwise provided by the CHC Committee, all options and stock appreciation rights held by such participant will become immediately exercisable with respect to 100% of the shares subject to such options and stock appreciation rights, and the restricted period (and any other conditions) will expire immediately with respect to 100% of the shares of restricted stock and restricted stock units and any other awards (other than other cash-based awards) held by such participant (including a waiver of any applicable performance conditions); provided that if the vesting or exercisability of any award would otherwise be subject to the achievement of performance conditions, the portion of such award that will become fully vested and immediately exercisable will be based on the assumed achievement of actual or target performance as determined by the CHC Committee;

•
if the acquirer or successor company in such change in control has not agreed to provide for the substitution, assumption, exchange or other continuation of awards granted pursuant to the LTPP, then unless otherwise provided by the CHC Committee, all stock options and stock appreciation rights held by such participant will become immediately exercisable with respect to 100% of the shares subject to such stock options and stock appreciation rights, and the restricted period (and any other conditions) will expire immediately with respect to 100% of the shares of restricted stock and restricted stock units and any other awards (other than cash-based awards) held by such participant (including a waiver of any applicable performance conditions); provided that if the vesting or exercisability of any award would otherwise be

76 | KYNDRYL 2026 PROXY STATEMENT

subject to the achievement of performance conditions, the portion of such award that will become fully vested and immediately exercisable will be based on the assumed achievement of actual or target performance as determined by the CHC Committee; and
•
the CHC Committee may, upon at least 10 days’ advance notice to the affected participants, cancel any outstanding award and pay to the holders thereof, in cash, securities or other property (including of the acquiring or successor company), or any combination thereof, the value of such awards based upon the price per share of common stock received or to be received by other stockholders of the Company in the event (it being understood that any stock option or stock appreciation right having a per-share exercise or hurdle price equal to, or in excess of, the fair market value (as of the date specified by the CHC Committee) of a share of common stock subject thereto may be cancelled and terminated without any payment or consideration therefor).

Notwithstanding the above, the CHC Committee will exercise such discretion over the timing of settlement of any award subject to Code Section 409A at the time such award is granted. To the extent practicable, these provisions will occur in a manner and at a time that allows affected participants the ability to participate in the change in control transaction with respect to the shares of common stock subject to their awards.
Definition of Cause
“Cause” means, as reasonably determined by Kyndryl, the occurrence of any of the following: (i) embezzlement, misappropriation of corporate funds or other material acts of dishonesty; (ii) commission or conviction of any felony or of any misdemeanor involving moral turpitude, or entry of a plea of guilty or nolo contendere to any felony or misdemeanor (other than a minor traffic violation or other minor infraction); (iii) engagement in any activity that the employee knows or should know could harm the business or reputation of the Company; (iv) failure to adhere to the Company’s corporate codes, policies or procedures; (v) a breach of any covenant in any employment agreement or any intellectual property agreement, or a breach of any other provision of the employment agreement, in either case if the breach is not cured to the Company’s satisfaction within a reasonable period after notice of the breach (no notice and cure period is required if the breach cannot be cured); (vi) failure to perform duties or follow management direction, which failure is not cured to the Company’s satisfaction within a reasonable period of time after a written demand for substantial performance is delivered to the employee (no notice or cure period is required if the failure to perform cannot be cured); (vii) violation of any statutory, contractual or common law duty or obligation to the Company, including, without limitation, the duty of loyalty; (viii) rendering of services for any organization or engaging directly or indirectly in any business which is or becomes competitive with the Company, or which organization or business, or the rendering of services to such organization or business, is or becomes otherwise prejudicial to or in conflict with the interests of the Company; or (ix) acceptance of an offer to engage in or associate with any business which is or becomes competitive with the Company; provided, however, that the mere failure to achieve performance objectives shall not constitute Cause.

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CEO Pay Ratio
As required by Section 953(b) of the Dodd-Frank Act and Item 402(u) of Regulation S-K (“Item 402(u)”), the Company is providing the following reasonable estimate of the ratio of the median of the annual total compensation of all of our employees (except Martin Schroeter, our Chief Executive Officer) to the annual total compensation of Mr. Schroeter, calculated in a manner consistent with Item 402(u).
For fiscal 2026, our last completed fiscal year:
•	The median of the annual total compensation of all of our employees, excluding our CEO, was $43,489.
•	The annual total compensation of our CEO was $21,766,355.
•	Based on this information, the ratio of the annual total compensation of our CEO to the median of the annual total compensation of all of our employees except our CEO was 501:1.
We determined that, as of January 1, 2026, our employee population consisted of approximately 72,000 individuals. Approximately 90% of our employees work outside the U.S., with workforce hubs in India, Japan, Poland, Brazil, Czechia and Hungary.
We have calculated our disclosure based on the median employee identified as of January 1, 2026. To identify our “median employee” from this employee population, we obtained from our internal compensation system annual base salary amounts for fiscal 2026 for each employee in the employee population. We believe this consistently applied compensation measure reasonably reflects annual compensation across our employee base. Base salary amounts for employees paid in currencies other than U.S. dollars were converted to U.S. dollars based on the foreign exchange rates as of March 31, 2026. We annualized the base salary amounts for any permanent employees in the employee population who were employed by us for less than the full fiscal year. We then ranked the resulting base salaries for all of the employees in the employee population other than our CEO to determine our median employee. We calculated the annual total compensation for the median employee in the same manner in which we determine the compensation shown for our NEOs in the Summary Compensation Table, including the value of retirement benefits.

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Pay vs. Performance
In accordance with Item 402(v) of Regulation S-K, we are providing the following information about the relationship between the compensation actually paid (“CAP”) to our NEOs (calculated as provided in Item 402(v) of Regulation S-K) and company performance based on certain financial performance measures selected by the SEC and the Company. For further information concerning the CHC Committee’s compensation philosophy, including the pay for performance pillar of that philosophy and how the CHC Committee aligns executive compensation with the Company’s performance, see “Executive Compensation — Compensation Discussion and Analysis.”

					Value of initial fixed $100 investment based on:
Year(1)	Summary compensation table total for PEO ($)	Compensation actually paid to PEO ($)(2)	Average summary compensation table total for non-PEO named executive officers ($)	Average compensation actually paid to non-PEO named executive officers ($)(2)(4)	Total shareholder return ($)(3)	Peer group total shareholder return ($)(4)	Net Income ($ mil.)(5)	Adjusted EBITDA ($ mil.)(6)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)
2026	21,766,355	(16,095,806)	6,500,866	(2,860,379)	50	150	185	2,672
2025	15,803,726	45,831,860	5,798,170	15,831,031	119	102	252	2,559
2024	15,661,281	31,636,300	6,119,176	11,069,154	82	116	(340)	2,361
2023	13,655,346	19,183,372	5,348,618	6,928,885	56	87	(1,374)	2,202
Trans	774,244	(6,991,872)	445,052	(2,150,363)	50	89	(229)	536
2021	26,377,162	23,074,107	10,881,003	8,995,352	69	96	(2,304)	2,049
(1)
In January 2022, the Company changed its fiscal year-end to March 31 from December 31. Fiscal 2024 and fiscal 2023 reflect the years ended March 31, 2024 and 2023; the transition period (“Trans”) reflects the three months from January 1, 2022 through March 31, 2022; and fiscal 2021 reflects the year ended December 31, 2021.

(2)
To calculate the CAP to Martin Schroeter, our PEO, and the average CAP to our non-PEO NEOs during fiscal 2026 (Harsh Chugh, Elly Keinan, Maryjo Charbonnier, Mark Ringes, David Wyshner, Edward Sebold and Vineet Khurana), the following amounts were deducted from and added to Summary Compensation Table (“SCT”) total compensation:

	SCT Total ($)(a)	Deductions: Stock Award and Option Award ($)(b)	Additions: Value of Stock and Option Awards calculated in accordance with SEC methodology for determining CAP ($)(c)	CAP ($)
PEO	21,766,355	18,000,025	(19,862,136)	(16,095,806)
Non-PEO NEOs	6,500,866	4,631,481	(4,729,764)	(2,860,379)
(a)	Reflects the total dollar amount reported in the SCT for the PEO and the average dollar amount reported in the SCT for the non-PEO NEOs.
(b)
Pursuant to Item 402(v)(2)(iii)(C)(1), this deduction reflects the subtraction of the grant date fair values of equity awards granted in the fiscal year, as reported in the SCT. The following amounts reflect the total dollar amount reported in the “Stock Awards” column in the SCT for the PEO and the average dollar amount reported in the SCT for the non-PEO NEOs:

	Stock Awards ($)	Option Awards ($)	Total Deductions ($)
PEO	18,000,025	—	18,000,025
Non-PEO NEOs	4,631,481	—	4,631,481
(c)
Pursuant to Item 402(v)(2)(iii)(C), the equity award adjustments include the addition (or subtraction, as applicable) of the following: (i) the fiscal 2026 year-end fair value of any equity awards granted during the fiscal year that are outstanding and unvested as of the end of the fiscal year; (ii) the amount of change as of the end of fiscal 2026 (from

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the end of the prior fiscal year) in fair value of any awards granted in prior fiscal years or periods that are outstanding and unvested as of the end of fiscal 2026; (iii) for awards that are granted and vest in same applicable fiscal year, if any, the fair value as of the vesting date; (iv) for awards granted in prior fiscal years or periods that vested during fiscal 2026, the amount equal to the change as of the vesting date (from the end of the prior fiscal year) in fair value; (v) for awards granted in prior fiscal years that are determined to fail to meet the applicable vesting conditions during fiscal 2026, if any, a deduction for the amount equal to the fair value at the end of the prior fiscal year; and (vi) the dollar value of any dividends or other earnings paid on stock or option awards in fiscal 2026 prior to the vesting date that are not otherwise reflected in the fair value of such award or included in any other component of total compensation for the applicable fiscal year or period. The valuation assumptions used to calculate fair values did not materially differ from those disclosed at the time of grant. The amounts deducted or added in calculating the equity award adjustments are as follows:

	Fair Value of Current Year Equity Awards at Fiscal 2026 Year End ($)	Change in Value of Prior Years’ Awards Unvested at Fiscal 2026 Year End ($)	Vesting Date Fair Value of Current Year Equity Awards ($)	Change in Fair Value of Prior Years’ Awards that Vested during Fiscal 2026 ($)	Prior Year- End Fair Value of Prior Year Awards that Failed to Vest During Fiscal 2026 ($)	Dollar Value of Dividends Paid During Fiscal 2026 ($)	Equity Value Included in CAP ($)
	(i)	(ii)	(iii)	(iv)	(v)	(vi)	Value = (i) + (ii) + (iii) + (iv) - (v) + (vi)
PEO	4,285,752	(27,663,997)	—	3,516,109	—	—	(19,862,136)
Non-PEO NEOs	1,172,098	(4,442,082)	—	791,129	(2,250,909)	—	(4,729,764)
(3)
Cumulative TSR is calculated by dividing the sum of the cumulative amount of dividends (if any) for the measurement period, assuming dividend reinvestment, and the difference between the Company’s share price at the end and the beginning of the measurement period by the Company’s share price at the beginning of the measurement period. The beginning of the measurement period is November 4, 2021, the date our stock commenced regular-way trading on the NYSE.

(4)
Represents the weighted peer group TSR, weighted according to the respective companies’ stock market capitalization at the beginning of each period for which a return is indicated. The peer group used for this purpose is the following published industry index: the S&P 400 IT Sector GICS Level 1 Index, which we also utilize in the stock performance graph required by Item 201(e) of Regulation S-K, included in our Fiscal 2026 Form 10-K.

(5)	The dollar amounts reported represent the amount of net income (loss) reflected in the Company’s audited financial statements for the applicable fiscal year or period.
(6)	Adjusted EBITDA is defined in “Executive Compensation — Compensation Discussion and Analysis — Elements of Compensation and Compensation Decisions — Annual Cash Bonus.”
Financial Performance Measures
As described in greater detail in “Executive Compensation — Compensation Discussion and Analysis,” the Company’s executive compensation program is designed to be consistent with our compensation philosophy to pay for performance, align our executives’ interests with those of our stockholders and pay competitively. Most of the executive compensation opportunities for our NEOs are performance-based and are tied to the Company’s business results and individual performance. The metrics that the Company uses for both our long-term and short-term incentive awards are selected based on the goals of balancing risk while rewarding our NEOs for delivering financial, operating and strategic performance that aligns the Company’s business strategy and stockholder interests. The most important financial performance measures used by the Company to link CAP to the Company’s NEOs, for fiscal 2026, to the Company’s performance are as follows:
•	Adjusted EBITDA (as defined in “Executive Compensation — Compensation Discussion and Analysis — Elements of Compensation and Compensation Decisions — Annual Cash Bonus”)
•	Revenue
•	Adjusted Operating Cash Flow (as defined in “Executive Compensation — Compensation Discussion and Analysis — Elements of Compensation and Compensation Decisions — Long-Term Equity Incentives”)
•	Total Signings (as defined in “Executive Compensation — Compensation Discussion and Analysis — Elements of Compensation and Compensation Decisions — Long-Term Equity Incentives”)

80 | KYNDRYL 2026 PROXY STATEMENT

•
Relative TSR (the Company’s TSR as compared to the companies in the S&P 400 Mid Cap Index, as described further in “Executive Compensation — Compensation Discussion and Analysis — Elements of Compensation and Compensation Decisions — Long-Term Equity Incentives”)

Relationships Between CAP and Cumulative TSR, Adjusted EBITDA and Net Income
In furtherance of the Company’s pay for performance philosophy, the CHC Committee uses several performance measures to align executive compensation with Company performance, not all of which are presented in the Pay vs. Performance table above. Additionally, the CHC Committee does not specifically align such performance measures with CAP (as computed in accordance with Item 402(v) of Regulation S-K) for a particular year. In accordance with Item 402(v) of Regulation S-K, the following charts show graphically the relationships between CAP and Cumulative TSR, Adjusted EBITDA and Net Income.
CAP and Cumulative TSR

CAP vs. Total Shareholder Return
Compensation Actually Paid ($ millions)
$55
$45
$35
$25
$15
$5
($5)
($15)
($25)
Total Shareholder Return (TSR)
$150
$125
$100
$75
$50
$25
$0
($25)
($50)
$96
$89
$87
$116
$150
$102
$23
$69
$9
$50
($7)
($2)
$19
$56
$7
$32
$82
$11
$46
$119
$16
$50
($16)
($3)
FY2021
Transition Period
FY2023
FY2024
FY2025
FY2026
PEO CAP
Avg. Other NEOs CAP
KD TSR
Index TSR

CAP and Adjusted EBITDA

CAP vs. Adjusted EBITDA

Compensation Actually Paid ($ millions)
Adj. EBITDA ($ millions)
$55
$45
$35
$25
$15
$5
($5)
($15)
($25)
$3,000
$2,000
$1,000
$0
($1,000)
($2,000)
($3,000)
$2,049
$536
$2,202
$2,361
$46
$2,559
$2,672
$23
$9
($7)
($2)
$19
$7
$32
$11
$16
($16)
($3)
FY2021
Transition Period
FY2023
FY2024
FY2025
FY2026
PEO CAP
Avg. Other NEOs CAP
Adj. EBITDA

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CAP and Net Income

CAP vs. Net Income
$55
$45
$35
$25
$15
$5
($5)
($15)
($25)
Compensation Actually Paid ($ millions)
$1,250
$0
($1,250)
($2,500)
($3,750)
($5,000)
Net Income ($ millions)
$23
$9
($2,304)
($229)
($7)
($2)
$19
$7
($1,374)
$32
$11
($340)
$46
$16
$252
$185
($16)
($3)
FY2021
Transition Period
FY2023
FY2024
FY2025
FY2026
PEO CAP
Avg. Other NEOs CAP
Net Income

Due to our change in fiscal year-end, the Pay vs. Performance Table and preceding charts include a three-month transition period from January 1, 2022 through March 31, 2022. CAP and Company performance during the transition period is not comparable to Fiscal 2021 or Fiscal 2023 through 2026 because it represents a shorter time period.
The change in PEO and non-PEO CAP in each period reflected in the preceding charts is directionally correlated to our TSR and stock price because a significant majority of NEO compensation is granted in the form of equity compensation.

82 | KYNDRYL 2026 PROXY STATEMENT

Equity Compensation Plan Information
The following table sets forth, as of March 31, 2026, certain information regarding our equity compensation plans. The only plan pursuant to which we may currently make equity grants is the Amended and Restated Kyndryl 2021 Long-Term Performance Plan.

	(a)	(b)	(c)
Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights (#)	Weighted- average Exercise Price of Outstanding Options, Warrants and Rights ($/Sh)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a)) (#)
Equity compensation plans approved by security holders	13,807,101(1)	$17.78(2)	14,034,864(3)
(1)
Total includes (i) 2,726,319 stock options, (ii) 4,646,857 performance share units (assuming target performance with respect to each of the performance measures) and (iii) 6,433,925 restricted stock units. If maximum performance levels are assumed for performance share units, the total number of shares of Kyndryl Common Stock to be issued upon settlement of outstanding awards as of March 31, 2026 is 7,294,258.

(2)
The weighted-average exercise price relates only to stock options. The calculation of the weighted-average exercise price does not include outstanding equity awards that are received or exercised for no consideration.

(3)
These shares are available for grant as of March 31, 2026, under the Amended and Restated Kyndryl 2021 Long-Term Performance Plan pursuant to which the CHC Committee of the Board of Directors may make various stock-based awards, including stock options, stock appreciation rights, restricted stock, restricted stock units and other awards based, in whole or in part, on the value of our common stock.

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Proposal 3 — Approval of Amended and Restated Kyndryl 2021 Long-Term Performance Plan
On May 28, 2026, upon the recommendation of our CHC Committee, our Board approved the Amended and Restated Kyndryl 2021 Long-Term Performance Plan (as proposed to be further amended and restated, the Plan), subject to approval by our stockholders at this 2026 Annual Meeting and effective upon such approval.
The Board is requesting that stockholders vote in favor of adopting the Plan. If approved by stockholders, the number of shares authorized for issuance under the Plan will increase by 7,600,000 shares. The affirmative vote of a majority of the shares present and entitled to vote at the annual meeting are required for the approval of the Plan. We intend to file a registration statement on Form S-8 with the SEC covering the shares reserved for issuance under the Plan if approved.
IMPORTANCE OF APPROVING THE PLAN
If stockholders do not approve the Plan, the shares available for future awards under the Plan will be exhausted and we will be unable to issue stock-settled equity awards and will be reliant on cash awards. An inability to grant equity awards would have significant negative consequences to us and our stockholders, including the following:
•
Loss of a key stockholder alignment tool. As described in our “Compensation Discussion and Analysis,” a key element of our CHC Committee’s compensation philosophy is to align the interests of our executive officers with that of our stockholders. Our CHC Committee fulfills this philosophy in part by paying a meaningful portion of the variable compensation of our executives and certain other selected employees in the form of stock-based awards.

•
Increase in cash expenditures. In order to attract and retain qualified personnel, we would likely be compelled to alter our compensation programs to increase the cash-based components, which would not provide the same benefits as equity awards and would limit cash available for other purposes.

FEATURES OF THE PLAN DESIGNED TO PROTECT STOCKHOLDER INTERESTS
•	Independent Committee Administration. The Plan is generally administered by our CHC Committee, which is composed entirely of independent directors.
•	Minimum Vesting Requirement. Awards will not vest prior to the first anniversary of the date of grant, subject to limited exceptions (including up to 5% of the share capacity).
•	Dividends Only on Vested Full Value Awards. Dividends or dividend equivalents are only payable on full value awards, and only if the underlying award vests.
•	Clawback Requirements. Time- and performance-based awards are subject to the Company’s clawback policies and awards are subject to applicable law.
•	Meaningful Director Compensation Limit. The maximum aggregate value of equity and cash compensation granted to a non-employee director in a fiscal year is limited to $750,000.
•	No Evergreen Feature. No automatic increases in the share capacity.
•
No Liberal Share Recycling. Shares tendered or withheld in connection with the exercise of stock options or stock appreciation rights (SARs) or to satisfy tax withholding obligations with respect to any type of award will not be available for future issuance under the Plan.

•	No Gross-Ups. The Plan does not provide for tax gross-ups.
•	No Repricing without Stockholder Approval. The Plan prohibits the repricing of stock options or SARs without stockholder approval.
•	No Discounted Options or SARs. Stock options and SARs may not be granted with exercise price below fair market value.
•
Clear Change in Control Disclosure. Under the plan’s default terms, employee awards that are assumed or replaced in a change in control of the Company service vest if there is a subsequent qualifying involuntary termination of employment (frequently referred to as “double-trigger” vesting).

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EQUITY PLAN METRICS
The CHC Committee considers dilution and overhang in evaluating equity plan usage and determining the recommended share capacity of the Plan. The information provided in this Equity Plan Metrics section is as of June 3, 2026, the record date for the annual meeting, except where noted otherwise.
Dilution. The potential dilution (calculated as defined below) resulting from issuing all of the 7,600,000 additional shares authorized under the Plan, plus the 6,548,473 shares that remain available for grant, and taking into account outstanding awards, would be 12.8%.
The following table provides detail regarding the potential dilution resulting from the Plan:

Number of Outstanding Equity Awards	Number of Shares Remaining Available for Future Grants	Proposed Share Increase	Shares of Common Stock Outstanding as of June 3, 2026	Dilution
18,186,012(1)	6,548,473(2)	7,600,000(3)	220,517,208	12.8%(4)
(1)
Consists of the following awards outstanding under the existing Amended and Restated Kyndryl 2021 Long Term Performance Plan, effective July 27, 2023 (the Existing Plan): (a) 2,477,448 stock options, (b) 6,408,440 performance share units (assuming maximum performance with respect to each of the performance measures) and (c) 9,300,124 restricted stock units. The weighted average exercise price of the 2,477,448 stock options outstanding was $17.78 and the weighted average remaining term was 5.34 years based on a simplified method due to the Company’s limited history of option exercise and forfeiture activity.

(2)	Represents shares that are available for grant under the Existing Plan.
(3)	Represents the proposed share increase if the Plan is approved by stockholders.
(4)
Dilution is calculated by dividing (a) the sum of (1) the 18,186,012 outstanding equity awards, (2) the 6,548,473 shares remaining available for future grants under the Existing Plan and (3) the 7,600,000 additional shares requested to be made available for grant if this proposal is approved by stockholders by (b) the sum of (1), (2) and (3) above and the 220,517,208 shares of common stock outstanding.

Assuming approval of the Plan, as of the Effective Date, and subject to changes in capitalization as well as the Plan’s share counting rules, a total of 14,148,473 shares (representing 6,548,473 shares that were available for future grants under the Existing Plan and 7,600,000 newly added shares) will be authorized and available for awards granted under the Plan, less one share for every one share that was subject to an award granted under the Existing Plan after June 3, 2026 and prior to the Effective Date.
SUMMARY OF MATERIAL TERMS OF THE PLAN
The following summary of the material provisions of the Plan, as proposed to be amended and restated, is not intended to be exhaustive. A copy of the Plan is set forth as Annex A hereto.
Purpose of the Plan. The Plan is designed to attract, motivate and retain our employees and other service providers and to align their interests with those of our stockholders by providing long-term equity-based incentives.
Term of Plan. The Plan will remain in effect for a term of 10 years from its effective date, unless earlier terminated by the Board in accordance with its terms. After the Plan is terminated, no awards may be granted under the Plan, but awards previously granted shall remain outstanding in accordance with their applicable terms and conditions and the Plan’s terms and conditions applicable to such awards.
Administration. The CHC Committee administers the Plan and has broad authority to select participants, determine the type, size and terms of awards and interpret and apply the provisions of the Plan and applicable award agreements. The CHC Committee may also adopt rules and procedures for the administration of the Plan and, to the extent permitted, delegate its authority.
Eligibility. Our non-employee directors, employees and service providers (including those that have accepted an offer of employment or service from us) or those of our subsidiaries are eligible to receive awards under the Plan, as

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determined by the CHC Committee (or its delegates, as applicable) in its sole discretion. As of March 31, 2026, approximately 766 employees (including our executive officers) and the 9 non-employee members of our board of directors are eligible to participate in the Plan.
Shares Available for Awards. Assuming approval of the Plan, as of its effectiveness, the number of shares authorized and available for awards granted under the Plan would be 14,148,473, subject to adjustment as provided in the Plan (the share capacity of the Plan, including shares no longer available for the grant of new awards would be 55,500,000). Shares covered by awards that are not earned, or that expire or are forfeited, terminated, canceled or settled in cash, will be available for future issuance under awards. However, shares tendered to or withheld by us in connection with the exercise of stock options or SARs, or the payment of tax withholding on any award, will not be available for future issuance under awards. Substitute awards and awards assumed in connection with corporate transactions will not reduce the shares authorized for issuance under the Plan. The number of shares of common stock available for grant in the form of ISOs under the Plan is limited to the total initial share capacity of the Plan (which would be 55,500,000).
Types of Awards. Under the Plan, we have the flexibility to grant stock options (including ISOs), SARs, restricted stock, restricted stock units, cash-based awards and other awards based, in whole or in part, on the value of our common stock, in each case, subject to the terms and conditions established by the CHC Committee and set forth in the applicable award agreement. Awards may be subject to time-based or performance-based vesting criteria as established by the CHC Committee.
•
A Stock Option is a grant of a right to purchase a specified number of shares of common stock at an exercise price determined by the CHC Committee, which shall be not less than 100% of fair market value of a share of common stock on the date of grant (other than in the case of substitute awards). A stock option may be qualified (an ISO) or nonqualified.

•
A Stock Appreciation Right (SAR) is a right to receive a payment, in cash and/or shares of common stock, equal to the excess of the fair market value of a specified number of shares of common stock on the date of exercise over the grant price, which shall not be less than 100% of the fair market value on the date of grant (other than in the case of substitute awards).

•
A Stock Award is an award in the form of “Restricted Stock” or “Restricted Stock Units,” which represent shares or the right to receive shares of common stock, subject to such vesting, forfeiture and other conditions as determined by the CHC Committee and set forth in the applicable award agreement.

•
A Cash Award is an award denominated in cash, with the eventual payment amount and terms subject to such conditions, including future service and other restrictions and conditions, as established by the CHC Committee.

•
Dividends or dividend equivalent rights may be granted with respect to awards, subject to terms established by the CHC Committee; provided that any such amounts will be paid only to the extent the underlying award vests.

Adjustments. In the event of certain changes in the Company’s capitalization, including stock splits, stock dividends, combinations, recapitalizations, mergers, reorganizations or similar transactions, the CHC Committee shall make equitable adjustment to: (1) the number and type of shares available under the Plan; (2) the number and type of shares subject to outstanding awards; (3) the exercise or grant prices of such awards; and (4) other terms and conditions of such awards, including, as applicable, performance goals, in each case as it determines appropriate to prevent dilution or enlargement of benefits. In connection with a corporate transaction, the CHC Committee may also provide for the continuation, assumption, substitution, conversion into cash, securities or other property, cancellation or cash settlement of outstanding awards, in each case on such terms as it determines appropriate. The CHC Committee may, upon at least 10 days’ advance notice to the affected participants, cancel any outstanding award and pay to the holders thereof, in cash, securities or other property (including of the acquiring or successor company), or any combination thereof, an amount based on the price per share received or to be received by stockholders in the transaction (it being understood that stock options or SARs with an exercise or hurdle price at or above fair market value may be canceled without payment). Treatment is subject to compliance with Section 409A of the Code.
Non-Employee Director Compensation Limit. Non-employee directors may not receive awards for service as non-employee directors in any fiscal year with a fair market value (together with any cash fees) in excess of $750,000.

86 | KYNDRYL 2026 PROXY STATEMENT

Minimum Vesting Condition. Awards generally vest no earlier than the first anniversary of the date of grant, subject to limited exceptions: (1) awards covering up to 5% of the share capacity; (2) awards granted to non-employee directors in connection with annual meetings of stockholders (which may vest on the earlier of the one-year anniversary of the date of grant or the date of our next annual meeting of stockholders which is at least 50 weeks after the preceding year’s annual meeting); and (3) awards granted in substitution for awards of an acquired company that were scheduled to vest within such one-year period, as may be determined by the CHC Committee; provided that the foregoing restriction does not apply to the CHC Committee’s discretion to provide for accelerated exercisability or vesting of any award, including in cases of a termination of employment or service (including as a result of retirement, death or disability) or a change in control in the terms of the awards or otherwise.
Repricing Prohibited. The CHC Committee may not, without stockholder approval, amend outstanding stock options or SARs to reduce the exercise or grant price, cancel such awards in exchange for cash or other awards with a lower price, or take any other action that would be reportable in the Company’s proxy statement as repricing, result in repricing for financial statement purposes or otherwise be treated as a repricing under the rules of the NYSE.
Forfeiture/Clawback. All awards (including time- and performance-based awards) are subject to the Company’s clawback policy as described under “Compensation Discussion and Analysis — Additional Compensation Information — Clawback Policy” and applicable law, including any policies adopted to comply with stock exchange listing standards. In addition, except to the extent otherwise provided in an applicable award, the CHC Committee may cancel, rescind, suspend, withhold or otherwise limit or restrict any unexpired, unpaid or deferred awards, if a participant fails to comply with the applicable terms of the Plan or such award agreement, in each case to the extent permitted by applicable law.
Effect of a Change in Control on Awards. The Plan provides that in the event of a change in control, subject to the terms of award agreements, if the acquirer or successor company in such change in control has agreed to provide for the substitution, assumption, exchange or other continuation of awards granted pursuant to the Plan, then, if a participant’s employment with or service to the Company or an affiliate is terminated by the Company or affiliate without cause (and other than due to death or disability) on or within 24 months following a change in control, then, all outstanding stock options and SARs will become fully exercisable, all time-based vesting conditions applicable to awards will fully vest, and any performance-based vesting conditions applicable to any award outstanding as of the change in control will be deemed achieved at the greater of target achievement level or actual performance achieved, as determined by the CHC Committee through the date of consummation of the change in control; or if the acquirer or successor company in such change in control has not agreed to provide for the substitution, assumption, exchange or other continuation of awards granted pursuant to the Plan, then all outstanding stock options and SARs will become fully exercisable, all time-based vesting conditions applicable to awards will fully vest, and any performance-based vesting conditions applicable to any award outstanding as of the change in control will be deemed achieved at the greater of target achievement level or actual performance achieved, as determined by the CHC Committee through the date of consummation of the change in control. With respect to all outstanding awards held by non-employee directors as of the consummation of the change in control, all outstanding stock options and SARs will become fully exercisable, and all time-based vesting conditions applicable to awards will fully vest.
Deferral. With CHC Committee approval, payments may be deferred, in installments or as a future lump sum payment, in accordance with procedures or a separate plan as may be established from time to time by the CHC Committee. Any deferred payment, whether elected by the participant or specified by the applicable award agreement or the CHC Committee, may be subject to forfeiture as described in “Forfeiture/Clawback” above.
Prohibition on Transfer. No award granted under the Plan will be transferable or assignable, or payable to or exercisable by, anyone other than the participant to whom it was granted, except (1) by law, will or the laws of descent and distribution, (2) as a result of the disability of a participant or (3) to the extent that the CHC Committee (in the form of an award agreement or otherwise) permits transfers of awards by gift or otherwise to a member of a participant’s immediate family and/or trusts the beneficiaries of which are members of the participant’s immediate family, or to such other persons or entities as may be approved by the CHC Committee. Notwithstanding the foregoing, in no event will an award be transferred for value or ISOs be transferable or assignable other than by will or by the laws of descent and distribution.
Amendment and Termination. The Board may amend, modify, suspend or terminate the Plan at any time, subject to applicable law; provided, that the Plan may not be amended without stockholder consent to (1) increase the aggregate number of shares of common stock that may be issued under the Plan, except pursuant to the adjustment

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provisions of the Plan, (2) permit the granting of stock options or SARs with exercise or grant prices lower than those specified under “Types of Awards” above or (3) take any action with respect to stock options or SARs described under “Repricing Prohibited” above.
U.S. FEDERAL INCOME TAX TREATMENT OF PLAN AWARDS
The following is a summary of the principal U.S. federal income tax consequences of transactions under the Plan based on current U.S. federal income tax laws. This summary is not intended to be exhaustive, does not constitute tax advice and, among other things, does not describe state, local or foreign tax consequences.
Nonqualified Stock Options. No taxable income is realized by a participant upon the grant of a stock option. Upon the exercise of a nonqualified stock option, the participant will recognize ordinary compensation income in an amount equal to the excess, if any, of the fair market value of the shares of common stock on the date of exercise over the aggregate option exercise price. The amount recognized as income by the participant is generally deductible by the participant’s employer for federal income tax purposes. The participant’s tax basis in shares of common stock acquired by exercise of a stock option will be equal to the exercise price plus the amount taxable as ordinary income to the participant. Upon a sale of the shares of common stock received by the participant upon exercise of the stock option, any gain or loss will generally be treated for federal income tax purposes as long-term or short-term capital gain or loss, depending upon the holding period of that stock. The participant’s holding period for shares acquired upon the exercise of a stock option begins on the date of exercise of that stock option.
Incentive Stock Options. No taxable income is realized by a participant upon the grant or exercise of an ISO; however, the exercise of an ISO will give rise to an item of tax preference that may result in alternative minimum tax liability for the participant. If shares of common stock are issued to a participant after the exercise of an ISO and if no disqualifying disposition of those shares is made by that participant within a holding period of two years after the date of grant or within one year after the receipt of those shares by that participant, then: upon the sale of those shares, any amount realized in excess of the option exercise price will be taxed to that participant as a long-term capital gain; and the Company will not be entitled to a deduction. If shares of common stock acquired upon the exercise of an ISO are disposed of prior to the expiration of either holding period described above, that disposition would be a “disqualifying disposition,” and generally: the participant will realize ordinary income in the year of disposition in an amount equal to the excess, if any, of the fair market value of the shares on the date of exercise, or, if less, the amount realized on the disposition of the shares, over the option exercise price, and the Company will be entitled to a corresponding deduction. Any other gain realized by the participant on that disposition will be taxed as short-term or long-term capital gain and will not result in any deduction to us. If an ISO is exercised at a time when it no longer qualifies as an ISO, the option will be treated as a nonqualified option. An ISO generally will not be eligible for the federal income tax treatment described above if it is exercised more than three months following a termination of employment.
Stock Appreciation Rights. Upon the exercise of a SAR, the participant will recognize compensation income in an amount equal to the cash received plus the fair market value of any common stock received from the exercise. The participant’s tax basis in the shares of common stock received on exercise of the SAR will be equal to the compensation income recognized with respect to the common stock. The participant’s holding period for shares acquired after the exercise of a SAR begins on the exercise date.
Restricted Stock, Restricted Stock Units and Other Stock-Based Awards. Restricted stock that is subject to a substantial risk of forfeiture generally results in income recognition by the participant in an amount equal to the excess of the fair market value of the shares of stock over the purchase price, if any, of the restricted stock at the time the restrictions lapse. A participant who has been granted shares of common stock that are not subject to a substantial risk of forfeiture for federal income tax purposes will realize ordinary income in an amount equal to the fair market value of the shares at the time of grant. A recipient of restricted stock units (RSUs), performance awards or other stock-based awards (other than restricted stock) will generally recognize ordinary income at the time that the award is settled in an amount equal to the cash and/or fair market value of the shares received at settlement.
Tax Effects to the Company; Section 162(m) of the Code. The Company may be entitled to a tax deduction in connection with awards under the Plan in an amount equal to the ordinary income recognized by a participant at the time such income is recognized; however, such deduction may be limited under applicable law. In particular, the deductibility of compensation paid to certain executive officers may be limited under Section 162(m) of the Code, and certain payments may not be deductible if they constitute “excess parachute payments” within the meaning of Section 280G of the Code.

88 | KYNDRYL 2026 PROXY STATEMENT

STOCK AWARDS GRANTED UNDER THE PLAN
No awards made under the Plan prior to the date of the Annual Meeting were granted subject to stockholder approval of this proposal. The number and types of awards that will be granted under the Plan in the future are not determinable, as the CHC Committee will make these determinations in its sole discretion.

The Board recommends that you vote FOR the approval of the Amended and Restated Kyndryl 2021 Long-Term Performance Plan.

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Audit Matters

Proposal 4 — Ratification of the Appointment of the Independent Registered Public Accounting Firm
The Audit Committee is directly responsible for the appointment, compensation (including advance approval of audit and non-audit services and fees), retention and oversight of the independent registered public accounting firm that audits our financial statements. In accordance with its charter, the Audit Committee has selected PricewaterhouseCoopers LLP (“PwC”) to serve as our independent registered public accounting firm for fiscal 2027. With the endorsement of the Board, the Audit Committee believes that the continued retention of PwC is in the best interests of Kyndryl and its stockholders and, therefore, recommends to stockholders that they ratify that appointment.
Although ratification is not required by our Bylaws or otherwise, the Board is submitting the selection of PwC to our stockholders for ratification because we value our stockholders’ views on the Company’s independent registered public accounting firm. If our stockholders fail to ratify the selection, it will be considered notice to the Board and the Audit Committee to consider the selection of a different firm. Even if the selection is ratified, the Audit Committee in its discretion may select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and our stockholders.
INDEPENDENT AUDITOR ENGAGEMENT
The Audit Committee annually reviews PwC’s independence and performance in deciding whether to retain PwC or engage a different independent auditor. Prior to the selection of the independent auditor, the Committee considers many factors, including:
•	PwC’s capability and expertise in addressing and advising on the breadth and complexity of Kyndryl’s global operations;
•	PwC’s independence and tenure as Kyndryl’s auditor;
•	The strength of PwC’s performance on prior Kyndryl audits, including the extent and quality of PwC’s communications with the Audit Committee;
•	Public Company Accounting Oversight Board reports (“PCAOB”) and other external data on audit quality and performance;
•	Appropriateness of PwC’s fees for audit and non-audit services; and
•	PwC’s reputation for integrity and competence in the fields of accounting and auditing.
AUDITOR INDEPENDENCE CONTROLS
The Audit Committee and Kyndryl management have robust policies and procedures in place to monitor and verify PwC’s independence from Kyndryl on a continual basis. These policies and procedures include:
•	Private meetings between the Audit Committee and PwC throughout the year;
•	Pre-approval by the Audit Committee of audit and non-audit services;
•	Lead engagement partner rotation at least every 5 years;
•	Concurring audit partner rotation at least every 5 years;
•	Auxiliary engagement partner rotation at least every 7 years;
•	Hiring restrictions for PwC employees and tracking of PwC alumni at Kyndryl for continued auditor independence assessment purposes; and
•	Internal quality reviews by, or of, PwC, including the performance of procedures to monitor and assess PwC’s independence from its audit clients, as well as the results of PCAOB inspections.

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ACCOUNTABILITY TO STOCKHOLDERS
PwC’s representative will be present at the 2026 Annual Meeting and will have an opportunity to make a statement if they desire to do so and be available to respond to appropriate questions.
Audit and Non-Audit Fees
PwC began serving as our independent registered public accounting firm in 2020. In connection with the audit of the fiscal 2026 financial statements, we entered into an agreement with PwC which set forth the terms by which PwC would perform audit services for the Company. The following table presents fees for professional audit and other services rendered by PwC for the fiscal year ended March 31, 2026, and the fiscal year ended March 31, 2025. All PwC services for fiscal 2025 and fiscal 2026 were approved in advance by our Audit Committee.

(Dollars in Millions)	Fiscal 2026	Fiscal 2025
Audit Fees(1)	$26	$26
Audit-Related Fees(2)	10	10
Tax Fees(3)	3	1
All Other Fees(4)	—	—
Total	$39	$37
(1)
Fees in fiscal 2026 and 2025 include those for services rendered for the integrated audit of Kyndryl’s consolidated financial statements and of its internal control over financial reporting, for review of the interim consolidated financial statements included in quarterly reports and for services that are normally provided by PwC in connection with statutory and regulatory filings or engagements.

(2)
For all periods presented, Audit-Related Fees consists of fees billed for assurance and related services that are related to the performance of the auditor review of Kyndryl’s consolidated financial statements and are not reported under “Audit Fees.” These services are related to process control reports delivered to the Company and its clients and assurance and limited assurance procedures, including over selected corporate citizenship information and certain regulatory audits.

(3)
Tax fees in fiscal 2026 and 2025 include services related to tax compliance and advisory services for U.S. federal and state taxes, as well as non-U.S. matters such as cross-border and transfer pricing assistance.

(4)	All other fees in fiscal 2026 and 2025 include services related to professional services other than the services reported above, including permissible general training and software licenses.
The Audit Committee considered whether PwC providing the non-audit services included in this table was compatible with maintaining PwC’s independence and concluded that it was.

The Board recommends that you vote FOR the ratification of the appointment of PwC as our independent registered public accounting firm for fiscal 2027.

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Pre-Approval of Services Provided by the Independent Registered Public Accounting Firm
Consistent with its charter and applicable SEC rules, our Audit Committee approves all fees paid to, and all services performed by, our independent registered public accounting firm. At the beginning of each year, the Audit Committee approves the proposed services, including the nature, type and scope of services contemplated and the related fees, to be rendered by PwC during the year. In addition, pursuant to authority delegated by the Audit Committee, the Audit Committee Chair may approve engagements that are outside the scope of the services and fees approved by the Audit Committee, which are later presented to the Committee. For each category of proposed service, the independent registered public accounting firm is required to confirm that the provision of such services does not impair its independence.
Audit Committee Report
The Audit Committee hereby reports as follows:
1
The Audit Committee has a charter outlining its authority and responsibilities which is reviewed annually by the Audit Committee. A brief description of the key responsibilities of the Audit Committee is set forth under “Corporate Governance and Board Matters — Committees of the Board — Audit Committee.”

2
Management has the primary responsibility for the integrity of the Company’s financial statements and the reporting process, including the application of accounting and financial reporting principles and our system of internal accounting controls designed to assure compliance with accounting standards and applicable laws and regulations. The Company’s independent registered public accounting firm, PwC, is responsible for auditing the Company’s financial statements and expressing an opinion as to their conformity with generally accepted accounting principles in the U.S. In addition, the independent registered public accounting firm is responsible for auditing and expressing an opinion on the Company’s internal controls over financial reporting.

3	The Audit Committee, in its oversight role, has reviewed and discussed the audited financial statements with Kyndryl’s management and with PwC.
4	The Audit Committee has discussed with PwC the matters required to be discussed by the applicable requirements of the PCAOB and the SEC.
5
The Audit Committee has received the written disclosures and the letter from PwC required by applicable requirements of the PCAOB regarding PwC’s communications with the Audit Committee concerning independence and has discussed with PwC its independence.

6
Based on the review and discussions referred to in paragraphs (3) through (5) above, the Audit Committee recommended to the Board that the audited financial statements be included in Kyndryl’s Annual Report on Form 10-K for the fiscal year ended March 31, 2026, filed with the SEC.

THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

DOMINIC J. CARUSO, Chair	DENIS MACHUEL	RAHUL N. MERCHANT

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Stock Ownership Information

Security Ownership of Certain Beneficial Owners
and Management
DIRECTORS AND EXECUTIVE OFFICERS
The following table sets forth information regarding the beneficial ownership of shares of our common stock as of June 3, 2026, by each of our directors and named executive officers and all of our directors and current executive officers as a group, except as otherwise indicated in the footnotes to the table.

	Number of Shares or Units Beneficially Owned as of June 3, 2026(1)
Name	Shares of Common Stock Owned Directly and Indirectly(2)	Options Exercisable and Restricted Stock Units Vesting Within 60 Days of June 3, 2026(3)	Total Beneficial Ownership(4)	% of Total Voting Power
Martin Schroeter	1,530,911	797,317	2,328,228	1.1%
Harsh Chugh	35,695	17,331	53,026	*
Elly Keinan	848,966	577,106	1,426,072	*
Maryjo Charbonnier	134,068	75,937	210,005	*
Mark Ringes	40,851(5)	16,875	57,726	*
David Wyshner	461,296(6)	0	461,296	*
Edward Sebold	116,288(6)	113,903	230,191	*
Vineet Khurana	24,339	22,557	46,896	*
Dominic J. Caruso	53,790	6,296	60,086	*
John D. Harris II	53,846	6,296	60,142	*
Stephen A.M. Hester	51,080	6,296	57,376	*
Shirley Ann Jackson	60,516	6,296	66,812	*
Janina Kugel	42,014	6,296	48,310	*
Denis Machuel	51,505	6,296	57,801	*
Rahul N. Merchant	53,790	6,296	60,086	*
Jana Schreuder	53,790	6,296	60,086	*
Howard I. Ungerleider	73,790	6,296	80,086	*
All directors and current executive officers as a group (15 individuals)	3,027,062	1,468,238	4,495,300	2.0%
*	Represents beneficial ownership of less than 1% of the outstanding common stock of the Company.
(1)
Each individual and member of the group has sole investment power with respect to the shares owned except as described below. As of June 3, 2026, (i) 1,019,779 shares were held jointly by Mr. Schroeter and his spouse, (ii) 599,037 shares were held jointly by Mr. Keinan and his spouse, (iii) 42,800 shares were held jointly by Mr. Merchant and his spouse in a trust, and (iv) as of March 31, 2026, 58,978 shares were held jointly by Mr. Wyshner and his spouse.

(2)	Included are shares of common stock owned outright.
(3)
The number of shares shown in this column are not currently outstanding but are deemed beneficially owned because the individual has the right to acquire them pursuant to options exercisable or restricted stock units settling within 60 days of June 3, 2026 as follows: Mr. Schroeter – 155,270 RSUs vesting within 60 days of June 3, 2026 and 642,047 options exercisable; Mr. Chugh – 7,394 RSUs vesting within 60 days of June 3, 2026 and 9,937 options exercisable; Mr. Keinan – 112,386 RSUs vesting within 60 days of June 3, 2026 and 464,720 options exercisable; Ms. Charbonnier – 14,789 RSUs vesting within 60 days of June 3, 2026 and 61,148 options exercisable; Mr. Ringes – 3,116 RSUs vesting within 60 days of June 3, 2026 and 13,759 options exercisable; Mr. Sebold – 22,182 RSUs vesting within 60 days of June 3, 2026 and 91,721 options exercisable; Mr. Khurana – 11,091 RSUs vesting within 60 days of June 3, 2026 and 11,466 options

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exercisable; each of Messrs. Caruso, Harris, Machuel, Merchant and Ungerleider, Sir Stephen Hester, Dr. Jackson and Mses. Kugel and Schreuder – 6,296 RSUs vesting on July 30, 2026; All directors and current executive officers as a group – 337,775 RSUs vesting within 60 days of June 3, 2026 and 1,130,463 options exercisable.
(4)	These amounts are the sum of the number of shares shown in the prior columns.
(5)	The shares shown for Mr. Ringes include 6 shares held indirectly by his spouse.
(6)	Beneficial ownership for Messrs. Wyshner and Sebold is as of March 31, 2026 and is based on each individual’s response to the Company’s officer questionnaire.
5% OWNERS
The following table provides information about stockholders known to us to beneficially own more than 5% of our outstanding common stock as of June 3, 2026.

Name and Address	Amount and Nature of Beneficial Ownership	Percent of Company Common Stock
BlackRock, Inc. 55 East 52nd Street New York, New York 10055	21,704,871(1)	9.8%
Vanguard Portfolio Management 100 Vanguard Boulevard Malvern, Pennsylvania 19355	17,178,382(2)	7.8%
AQR Capital Management LLC One Greenwich Plaza Suite 150 Greenwich, Connecticut 06830	11,795,558(3)	5.4%
The Vanguard Capital Management 100 Vanguard Boulevard Malvern, Pennsylvania 19355	11,783,025(4)	5.3%
(1)
Based solely on the Schedule 13F filed by BlackRock, Inc. (“BlackRock”) with the SEC on February 12, 2026, regarding holdings by BlackRock and certain related entities as of December 31, 2025, BlackRock had (i) sole voting power with respect to 20,792,936 shares of common stock, (ii) sole dispositive power with respect to 911,935 shares of common stock and (iii) no shared voting or shared dispositive power.

(2)
Based solely on the Schedule 13G filed by Vanguard Portfolio Management LLC (“Vanguard Portfolio”) with the SEC on April 29, 2026, regarding its holdings as of March 31, 2026, Vanguard Portfolio had (i) sole voting power with respect to 229,287 shares of common stock, (ii) sole dispositive power with respect to 17,178,382 shares of common stock and (iii) no shared voting or shared dispositive power.

(3)
Based solely on the Schedule 13G filed by AQR Capital Management, LLC (“AQR Capital”) with the SEC on May 14, 2026, regarding its holdings as of March 31, 2026, AQR Capital had (i) shared voting power with respect to 11,555,556 shares of common stock, (ii) shared dispositive power with respect to 11,795,558 shares of common stock and (iii) no sole voting or sole dispositive power.

(4)
Based solely on the Schedule 13G filed by Vanguard Capital Management LLC (“Vanguard Capital”) with the SEC on April 30, 2026, regarding its holdings as of March 31, 2026, Vanguard Capital had (i) sole voting power with respect to 1,737,969 shares of common stock, (ii) sole dispositive power with respect to 11,783,025 shares of common stock and (iii) no shared voting or shared dispositive power.

Delinquent Section 16(a) Reports
Section 16(a) of the Exchange Act requires the Company’s officers, directors and beneficial owners of more than ten percent of our common stock to timely file Forms 3, 4 and 5 regarding ownership of the Company’s securities with the SEC. To our knowledge, based solely on the Company’s review of SEC filings and representations from certain reporting persons, the Company believes that during fiscal year 2026 all applicable Section 16(a) reports were timely filed, except for the initial Form 3 filed for each of (i) Mr. Chugh, (ii) Mr. Ringes and (iii) Ms. Bhavna Doegar, due to delays in receiving their respective EDGAR filing codes from the SEC.

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Frequently Asked Questions

ANNUAL MEETING OF STOCKHOLDERS

Date and Time	Access	Record Date
July 30, 2026 1:00 p.m. Eastern Daylight Time
virtualshareholdermeeting.com/KD2026
To participate in the virtual-only Annual Meeting, you will need your individual 16-digit control number included on your Notice of Internet Availability of Proxy Materials or on your proxy card
Close of business on June 3, 2026

1.  Why am I being provided with these materials?
We are providing these proxy materials in connection with the Board’s solicitation of proxies to be voted at our Annual Meeting of Stockholders to be held on July 30, 2026, and at any postponements or adjournments of the Annual Meeting. The proxy materials include the Notice of Annual Meeting of Stockholders, this Proxy Statement, and our Annual Report. We have either (1) delivered to you a Notice of Internet Availability of Proxy Materials (“Notice”) and made the proxy materials available to you on the Internet or (2) delivered to you by mail printed versions of the proxy materials, including a proxy card.
2.  What is a “stockholder of record”?
A stockholder of record or registered stockholder (“record owner”) is a stockholder whose ownership of Kyndryl stock is reflected directly on the books and records of our transfer agent, Computershare Trust Company, N.A. If you hold Kyndryl stock through a bank, broker or other intermediary, you are not a stockholder of record. Instead, you hold your stock in “street name,” and the record owner of your shares is usually your bank, broker or other intermediary. If you are not a record owner, please understand that Kyndryl does not know that you are a stockholder, or how many shares you own.
3.  How do I attend and vote my shares at the virtual Annual Meeting?
Once again, our 2026 Annual Meeting will be a completely “virtual” meeting of stockholders, conducted exclusively by live audio webcast. There will be no in-person meeting. Any stockholder can attend the Annual Meeting live online at virtualshareholdermeeting.com/KD2026, beginning promptly at 1:00 p.m. (Eastern Daylight Time) on July 30, 2026. To participate in and vote at the virtual-only Annual Meeting, you will need your individual 16-digit control number included on your Notice or on your proxy card. If you were a stockholder as of the record date of June 3, 2026, you can vote at the Annual Meeting. A summary of the information you need to attend the Annual Meeting and vote via the Internet is provided below:
•	instructions on how to attend and participate via the Internet, including how to demonstrate proof of stock ownership, are posted at virtualshareholdermeeting.com/KD2026;
•	assistance with questions regarding how to attend and participate via the Internet will be provided at virtualshareholdermeeting.com/KD2026 on the day of the Annual Meeting;
•	technical support and assistance will be provided at virtualshareholdermeeting.com/KD2026 on the day of the Annual Meeting and during the Annual Meeting; and
•	you will need the 16-digit number that is included in your proxy card or your Notice to ask questions and to vote during the Annual Meeting.

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4.  Will I be able to participate in the virtual Annual Meeting on the same basis I would be able to participate in an in-person Annual Meeting?
The online meeting format for the Annual Meeting will enable full and equal participation by all our stockholders from any place in the world at little to no cost. We believe that holding the Annual Meeting online provides the opportunity for participation by a broader group of stockholders while reducing environmental impacts and the costs associated with planning, arranging logistics and holding in-person meeting proceedings.
We designed the format of the virtual Annual Meeting to ensure that our stockholders who attend our Annual Meeting will be afforded the same rights and opportunities to participate as they would at an in-person meeting and to enhance stockholder access, participation and communication through online tools. We will take the following steps to ensure such an experience:
•	providing stockholders with the ability to submit appropriate questions in advance of the meeting to ensure thoughtful responses from management and the Board;
•	providing stockholders with the ability to submit appropriate questions real-time via the meeting website, limiting questions to one per stockholder unless time otherwise permits; and
•	answering as many questions submitted in accordance with the meeting rules of conduct as possible in the time allotted for the meeting without discrimination.
Questions pertinent to meeting matters will be answered during the designated portion of the Annual Meeting, subject to time limitations. Questions regarding claims or personal matters are not pertinent to meeting matters and therefore will not be answered. The rules of conduct and procedures will be available on the virtual meeting website.
5.  What is the “record date” for the Annual Meeting?
The record date for the Annual Meeting is the close of business on June 3, 2026.
6.  Which Kyndryl shares will be entitled to vote at the Annual Meeting?
Stockholders as of the close of business on the record date of June 3, 2026, may vote at the Annual Meeting. You have one vote for each share of common stock held by you as of June 3, 2026, including shares:
•	Held directly in your name as “stockholder of record” (also referred to as “registered stockholder” or “record owner”); and
•
Held beneficially for you in an account with a broker, bank, or other nominee (shares held in “street name”). Street name holders generally cannot vote their shares directly and instead must instruct the brokerage firm, bank or nominee how to vote their shares.

7.  Which Kyndryl shares are included in the proxy card?
For record owners, the proxy card covers the number of shares to be voted in your account as of the record date.
8.  Can I vote my shares without attending the Annual Meeting?
If you are a record owner, you may vote by authorizing a proxy to vote on your behalf at the Annual Meeting.
FOR RECORD OWNERS
Your shares cannot be voted unless a signed proxy card is returned, shares are voted using the Internet or the telephone, or other specific arrangements are made to have your shares represented at the meeting. You are encouraged to specify your choices by checking the appropriate boxes on the proxy card. Shares will be voted following your written instructions.

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However, it is not necessary to check any boxes if you wish to vote in accordance with the Board’s recommendations; in that case, merely sign, date and return the proxy card in the enclosed envelope, or if you received a Notice, follow the instructions on how to access the proxy materials and vote online.
You can also vote your shares over the Internet, or by calling a designated telephone number. These Internet and telephone voting procedures are designed to authenticate your identity to allow you to provide your voting instructions, and to confirm that your instructions have been recorded properly. The procedures that have been put in place are consistent with the requirements of applicable law. Specific instructions for record owners who wish to use the Internet or telephone voting procedures are set forth on the proxy card.

How to Vote	Your Vote Is Important

INTERNET	PHONE	MAIL	MOBILE DEVICE	LIVE
Go to www.proxyvote.com, 24/7	Call toll-free, 24/7 1-800-690-6903	Complete, date and sign your proxy card or voting instruction form and mail in the postage-paid envelope	Scan the QR code	Attend the Annual Meeting virtually and cast your ballot

WHETHER OR NOT YOU ATTEND THE MEETING, WE ENCOURAGE YOU TO VOTE YOUR SHARES PROMPTLY.
FOR HOLDERS IN STREET NAME
You must timely deliver your voting instructions to your respective bank, broker or other intermediary, following the specific instructions that have been provided to you by your bank, broker or other intermediary.
9.  May I change or revoke my proxy?
Yes. Whether you have submitted your proxy by Internet, telephone or mail, if you are a record owner, you may revoke your proxy or change your vote by:
•	Sending a written statement that you wish to revoke your proxy to our Corporate Secretary, provided such statement is received no later than July 29, 2026;
•	Voting again by Internet (www.proxyvote.com) or telephone (1-800-690-6903) at a later time before the closing of those voting facilities at 11:59 p.m. (Eastern Daylight Time) on July 29, 2026;
•	Submitting a properly signed proxy card with a later date that is received no later than July 29, 2026; or
•	Voting at the virtual-only Annual Meeting. Attendance at the meeting via the Internet will not cause your previously granted proxy to be revoked unless you specifically so request.
If you hold shares in street name, you may change your vote by submitting new voting instructions to your broker, trustee, or nominee following the instruction it has provided, or, if you have obtained a legal proxy from your broker or nominee giving you the right to vote your shares, by attending the Annual Meeting via the Internet and voting.
10.  Other than the items in the Proxy Statement, what other items of business will be addressed at the Annual Meeting?
Management knows of no other matters that may be properly presented at the meeting. If other proper matters are introduced at the meeting, the individuals named as proxies on the proxy card are also authorized to vote upon those matters using their own discretion.

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11.  Who tabulates the votes?
Votes are counted by employees of Broadridge Financial Solutions, Inc., Kyndryl’s tabulator, and certified by the Inspector of Election (who is an agent of Broadridge Financial Solutions, Inc.).
12.  I understand that a “quorum” of stockholders is required in order for Kyndryl to transact business at the Annual Meeting. What constitutes a quorum?
The presence, in person or represented by proxy, of a majority of the voting power of all outstanding shares of our common stock entitled to vote at the meeting, constitutes a quorum for the transaction of business at the Annual Meeting. Abstentions and shares represented by “broker non-votes,” as described below, are counted as present and entitled to vote for purposes of determining a quorum. On the record date of June 3, 2026, there were 220,517,208 shares of the Company’s common stock outstanding, and each share is entitled to one vote at the Annual Meeting.
13.  What is a broker non-vote, and what is “broker discretionary voting”?
A broker non-vote occurs when shares held through a broker (shares held “in street name”) are not voted with respect to a proposal because (1) the broker has not received voting instructions from the stockholder who beneficially owns the shares, and (2) the broker lacks the authority to vote the shares at its discretion.
Broker discretionary voting refers to the NYSE rule allowing brokers to vote their customers’ shares on certain “routine” matters in the Proxy Statement at the brokers’ discretion when they have not received timely voting instructions from their customers. The NYSE rules on broker discretionary voting prohibit banks, brokers and other intermediaries from voting uninstructed shares on certain matters, including the Proposal on the Election of Directors and the Say-on-Pay Proposal. Therefore, if you hold your stock in street name and you do not instruct your bank, broker or other intermediary how to vote regarding the Election of Directors and Say-on-Pay and Plan Proposals, no votes will be cast on your behalf.
The NYSE rules allow broker discretionary voting on the Auditor Ratification Proposal.

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14.  What am I voting on, how many votes are required to approve each item, how are votes counted, and how does the Board recommend I vote?
The table below summarizes the proposals that will be voted on, the vote required to approve each item, how votes are counted, and how the Board recommends you vote:

Proposal		Voting Options	Board Recommendations(1)	Vote Required	Do Abstentions Count as Votes Cast?	Is Broker Discretionary Voting Allowed(2)
1	Election of the six director nominees named in the Proxy Statement	—“For” —“Against” —“Abstain”	FOR each nominee	Majority of votes cast — FOR must exceed AGAINST votes(3)	No	No
2	Approval (in an advisory, non-binding vote) of compensation of named executive officers	—“For” —“Against” —“Abstain”	FOR	Majority of votes present and entitled to vote on this item of business	Yes	No
3	Approval of the Amended and Restated Kyndryl 2021 Long-Term Performance Plan	—“For” —“Against” —“Abstain”	FOR	Majority of votes present and entitled to vote on this item of business	Yes	No
4	Ratification of the appointment of PwC as our independent registered public accounting firm for fiscal 2027(4)	—“For” —“Against” —“Abstain”	FOR	Majority of votes present and entitled to vote on this item of business	Yes	Yes

(1)	If you are a record owner and you sign and submit your proxy card without indicating your voting instructions, your shares will be voted in accordance with the Board’s recommendation.
(2)	A broker non-vote will not count as a vote and will have no effect on the outcome Proposals 1, 2 and 3.
(3)
In an uncontested election of directors at which a quorum is present, if any nominee for director receives a greater number of votes “AGAINST” his or her election than votes “FOR” such election, our Bylaws require that such person must tender his or her resignation to the Board, the Chair or the Secretary. Our Bylaws further provide that the independent directors of the Board will then consider the tendered resignation, evaluating the relevant facts and circumstances, and giving due consideration to the best interests of the Company and its stockholders, and shall make a decision within 90 days after the election on whether to accept the tendered resignation. The Board will promptly disclose publicly its decision and, if applicable, the reasons for rejecting the tendered resignation. Cumulative voting in the election of directors is not permitted.

(4)
It is important to note that the Auditor Ratification Proposal (Proposal 4) is non-binding and advisory. While the ratification of the appointment of PwC as our independent registered public accounting firm is not required by our Bylaws or otherwise, if our stockholders fail to ratify the selection, we will consider it notice to the Board and the Audit Committee to consider the selection of a different firm.

15.  Will my votes be confidential?
Yes. All stockholder meeting proxies, ballots and tabulations that identify individual stockholders are kept confidential and are not available for examination. In addition, the identity or the vote of any stockholder is not disclosed except as required by law.

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16.  I received my proxy materials in hard copy. How may I arrange to receive them electronically?
To enroll for electronic delivery, go to our Investor Relations website investors.kyndryl.com, select the “Shareholder Resources” tab, then click on “Consent for materials online” from the dropdown menu and follow the instructions to enroll.
17.  How do I submit a proposal for inclusion in Kyndryl’s 2027 proxy material?
To be eligible under the SEC’s shareholder proposal rule (Rule 14a-8(e) of the Exchange Act) for inclusion in our 2027 Annual Meeting Proxy Statement and form of proxy, a proposal must be received by our Corporate Secretary on or before February 16, 2027. Failure to deliver a proposal in accordance with this procedure may result in it not being deemed timely received. In addition, for information regarding submission of a director nominee using the Company’s proxy access bylaw, see “Corporate Governance and Board Matters — Director Nomination Process — Stockholder Recommendations and Nominations” in the Corporate Governance and Board Matters section of this Proxy Statement. All proposals or nominations should be sent via registered, certified or express mail to Office of the Corporate Secretary, Kyndryl Holdings, Inc., One Vanderbilt Avenue, 15th Floor, New York, New York 10017.
18.  How do I submit an item of business for the 2027 Annual Meeting?
As set forth in our Bylaws, stockholders who intend to present an appropriate item of business (including director nominations) at the 2027 Annual Meeting of Stockholders (other than a proposal submitted for inclusion in Kyndryl’s Proxy Statement) must provide written notice of such business to Kyndryl’s Corporate Secretary no earlier than March 2, 2027 and no later than April 1, 2027 at the address set forth in Question 17. Our Bylaws, which contain other informational requirements that must be followed in connection with submitting director nominations and any other appropriate items of business for consideration at a meeting of stockholders, are posted on our Investor Relations website at investors.kyndryl.com under Corporate Responsibility: Governance: Governance Documents: Amended and Restated Bylaws.
19.  What is the deadline to provide my notice pursuant to Rule 14a-19 if I intend to solicit proxies in support of director nominees other than the Company’s nominees at the Company’s 2027 annual meeting?
As set forth in our Bylaws, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide a notice that sets forth the information required by Rule 14a-19 under the Exchange Act no earlier than March 2, 2027 and no later than April 1, 2027. The notice should be sent to our Corporate Secretary at the address set forth in Question 17 above via registered, certified or express mail. Our Bylaws also contain other informational requirements that must be followed in connection with submitting director nominations.

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20.  What is “householding” and how does it affect me?
SEC rules permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements and Notices with respect to two or more stockholders sharing the same address by delivering a single proxy statement or Notice addressed to those stockholders. This process, which is commonly referred to as “householding,” provides cost savings for companies. Some brokers household proxy materials, delivering a single proxy statement or notice to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent.
If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement or Notice, or if you are receiving duplicate copies of these materials and wish to have householding apply, please notify your broker.
You may also:

Mail your request to: Broadridge Householding Department 51 Mercedes Way Edgewood, New York 11717
and include your name, the name of your broker or other nominee and your account number(s)
or call the Householding election number: 1-866-540-7095

21.  Members of our household own Kyndryl shares through a number of different brokerage firms. Will we continue to receive multiple sets of materials?
Yes. If you and others sharing a single address hold Kyndryl shares through multiple brokers, you will continue to receive at least one set of proxy materials from each broker.
22.  I received a Notice of Internet Availability of Proxy Materials. What does this mean?
Consistent with common practice and in accordance with SEC rules, Kyndryl is distributing proxy materials to some stockholders over the Internet by sending a Notice that explains how to access our proxy materials and vote online. If you received a Notice and would like a printed copy of the proxy materials (including the Annual Report, Proxy Statement and a proxy card), please follow the instructions included in your Notice.
23.  I previously consented to receive electronic delivery of my proxy materials. Can you send me a hard copy of these proxy materials?
FOR RECORD OWNERS
We will deliver promptly, upon request, a separate copy of these proxy materials. Contact our transfer agent, Computershare Trust Company, N.A. at:

833-981-KYND or 781-575-4557

FOR HOLDERS IN STREET NAME
You must contact your bank, broker or other intermediary to receive copies of these materials.

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24.  Who will pay the cost of this proxy solicitation?
We will pay the cost of soliciting proxies. Proxies may be solicited on our behalf by directors, officers or employees (for no additional compensation) in person or by telephone, electronic transmission and facsimile transmission. Brokers and other nominees will be requested to solicit proxies or authorizations from beneficial owners and will be reimbursed for their reasonable expenses. In addition, we have hired Innisfree M&A Incorporated (“Innisfree”) to solicit proxies. We expect to pay Innisfree a fee of $25,000 plus reasonable expenses for these services.

By Order of the Board of Directors, Mark Ringes Interim General Counsel and Secretary New York, NY June 16, 2026

102 | KYNDRYL 2026 PROXY STATEMENT

Forward-Looking Statements
This Proxy Statement contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact included in this Proxy Statement, including statements concerning the Company’s plans, objectives, goals, beliefs, business strategies, future events, business condition, results of operations, financial position, business outlook, business trends, the outcome of legal and regulatory claims, suits, investigations and other matters, the remediation of material weaknesses and other non-historical statements in this Proxy Statement are forward-looking statements. Such forward-looking statements often contain words such as “aim,” “anticipate,” “believe,” “could,” “estimate,” “expect,” “forecast,” “intend,” “may,” “objectives,” “opportunity,” “plan,” “position,” “predict,” “project,” “should,” “seek,” “target,” “will,” “would” and other similar words or expressions or the negative thereof or other variations thereon. Forward-looking statements are based on the Company’s current assumptions and beliefs. The Company’s actual business, financial condition, results of operations, liquidity, cash flows, internal controls, reputation, stock price and key relationships may differ materially from those suggested by forward-looking statements as a result of risks and uncertainties. For a more detailed discussion of these risks and uncertainties, see the information under “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2026 that may be further updated from time to time in the Company’s subsequent filings with the U.S. Securities and Exchange Commission. In addition, other risks and uncertainties that are not currently known to the Company or that the Company currently deems immaterial may also impact actual results and outcomes. Any forward-looking statement in this Proxy Statement speaks only as of the date on which it is made. Except as required by law, the Company assumes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Forward-looking and other statements in this document may also address our Corporate Citizenship progress, plans and goals, and the inclusion of such statements is not an indication that these contents are necessarily material to investors or required to be disclosed in the Company’s filings with the SEC. In addition, historical, current and forward-looking environmental and social-related statements may be based on standards for measuring progress that are still developing, internal controls and processes that continue to evolve, and assumptions that are subject to change in the future. We caution you that these statements are not guarantees of future performance, nor promises that goals or targets will be met, and are subject to numerous and evolving risks and uncertainties that we may not be able to predict or assess. In some cases, we may determine to adjust our commitments, goals or targets or establish new ones to reflect changes in our business, operations or plans.
The information contained on the websites referenced in this Proxy Statement is not, and shall not be deemed to be, incorporated into this filing or any of our other filings with the SEC.

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ANNEX A

Amended and Restated Kyndryl 2021 Long-Term Performance Plan
1. Objectives.
The Amended and Restated Kyndryl 2021 Long-Term Performance Plan (the “Plan”), as amended and restated as of the Effective Date, is designed to attract, motivate and retain selected employees of, and other individuals providing services to, the Company. These objectives are accomplished by making long-term incentive and other awards under the Plan, thereby providing the Participants with a proprietary interest in the growth and performance of the Company.
2. Definitions.
(a) “Assumed Award” – An award granted to certain employees, officers, and directors of the Company under a Prior Plan, which award is assumed by the Company and converted into an Award in connection with the Spin-Off, pursuant to the terms of the Employee Matters Agreement.
(b) “Awards” – The grant of any form of stock option, stock appreciation right, stock or cash award, whether granted singly, in combination or in tandem, to a Participant pursuant to such terms, conditions, performance requirements, limitations and restrictions as the Committee may establish in order to fulfill the objectives of the Plan.
(c) “Award Agreement” – An agreement between the Company and a Participant that sets forth the terms, conditions, performance requirements, limitations and restrictions applicable to an Award.
(d) “Beneficial Ownership” – Beneficial ownership within the meaning of Rule 13d-3 promulgated under Section 13 of the Exchange Act.
(e) “Board” – The Board of Directors of Kyndryl.
(f) “Cause” – As determined by the Company, the occurrence of any of the following: (i) embezzlement, misappropriation of corporate funds or other material acts of dishonesty; (ii) commission or conviction of any felony or of any misdemeanor involving moral turpitude, or entry of a plea of guilty or nolo contendere to any felony or misdemeanor (other than a minor traffic violation or other minor infraction); (iii) engagement in any activity that the Participant knows or should know could harm the business or reputation of the Company; (iv) failure to adhere to the Company’s corporate codes, policies or procedures; (v) a breach of any employment agreement, intellectual property agreement, or Award Agreement, which breach is not cured to the Company’s satisfaction within a reasonable period of time after notice of the breach is delivered to the Participant (no notice and cure period is required if the breach cannot be cured as determined by the Company); (vi) failure to perform duties or follow management direction, which failure is not cured to the Company’s satisfaction within a reasonable period of time after notice of the failure is delivered to the Participant (no notice or cure period is required if the failure to perform cannot be cured as determined by the Company); (vii) violation of any statutory, contractual or common law duty or obligation to the Company, including, without limitation, the duty of loyalty; (viii) rendering of services for any organization or engaging directly or indirectly in any business that is or becomes competitive with the Company, or which organization or business, or the rendering of services to such organization or business, is or becomes otherwise prejudicial to or in conflict with the interests of the Company; or (ix) acceptance of an offer to Engage in or Associate with any business that is or becomes competitive with the Company; provided, however, that the mere failure to achieve performance objectives shall not constitute Cause.
(g) “Change in Control” – Except to the extent the applicable Award Agreement or the Committee provides otherwise, the first to occur of any of the following events:
i.
the acquisition by any Person or related “group” (as such term is used in Section 13(d) and Section 14(d) of the Exchange Act) of Persons, or Persons acting jointly or in concert, of Beneficial Ownership (including control or direction) of more than 50% (on a fully diluted basis) of either (A) the then-outstanding shares of Common Stock (including shares of Common Stock issuable upon the exercise of stock options or

KYNDRYL 2026 PROXY STATEMENT | A-1

warrants, the conversion of convertible stock or debt, and the exercise of any similar right to acquire such shares of Common Stock, in each case then-outstanding) or (B) the combined voting power of the then-outstanding voting securities of Kyndryl entitled to vote in the election of Directors (the “Outstanding Voting Securities”), but excluding any acquisition by the Company or by any employee benefit plan sponsored or maintained by the Company;
ii.
a change in the composition of the Board such that members of the Board during any consecutive 24-month period (the “Incumbent Directors”) cease to constitute a majority of the Board. Any person becoming a Director through election or nomination for election approved by a valid vote of at least a majority of the Incumbent Directors shall be deemed an Incumbent Director; provided, however, that no individual becoming a Director as a result of an actual or threatened election contest, as such terms are used in Rule 14a-12 of Regulation 14A promulgated under the Exchange Act, or as a result of any other actual or threatened solicitation of proxies or consents by or on behalf of any person other than the Board, shall be deemed an Incumbent Director;

iii.	the approval by the stockholders of Kyndryl of a plan of complete dissolution or liquidation of Kyndryl; or
iv.
the consummation of a reorganization, recapitalization, merger, amalgamation, consolidation, statutory share exchange or similar form of corporate transaction involving (x) Kyndryl or (y) any of its subsidiaries, but in the case of this clause (y) only if Outstanding Voting Securities are issued or issuable (a “Business Combination”), or sale, transfer or other disposition of all or substantially all of the business or assets of Kyndryl to an entity that is not an affiliate of the Company (a “Sale”), unless immediately following such Business Combination or Sale: (A) more than 50% of the total voting power of the entity resulting from such Business Combination or the entity that acquired all or substantially all of the business or assets of the Company in such Sale (in either case, the “Surviving Company”), or the ultimate parent entity that has Beneficial Ownership of sufficient voting power to elect a majority of the board of directors (or analogous governing body) of the Surviving Company (the “Parent Company”), is represented by the Outstanding Voting Securities that were outstanding immediately prior to such Business Combination or Sale (or, if applicable, is represented by shares of Common Stock into which the Outstanding Voting Securities were converted pursuant to such Business Combination or Sale), and such voting power among the holders thereof is in substantially the same proportion as the voting power of the Outstanding Voting Securities among the holders thereof immediately prior to the Business Combination or Sale, (B) no Person (other than any employee benefit plan sponsored or maintained by the Surviving Company or the Parent Company) is or becomes the beneficial owner, directly or indirectly, of more than 50% of the total voting power of the outstanding voting securities eligible to elect members of the board of directors (or the analogous governing body) of the Parent Company (or, if there is no Parent Company, the Surviving Company) and (C) at least a majority of the members of the board of directors (or the analogous governing body) of the Parent Company (or, if there is no Parent Company, the Surviving Company) following the consummation of the Business Combination or Sale were Board members at the time of the Board’s approval of the execution of the initial agreement providing for such Business Combination or Sale.

(h) “Code” – The Internal Revenue Code of 1986, as amended from time to time. References to any section of (or rule promulgated under) the Code shall be deemed to include any rules, regulations or other interpretative guidance under such section or rule, and any amendments or successors thereto.
(i) “Common Stock” or “stock” – Authorized and issued or unissued common stock of Kyndryl, at such par value as may be established from time to time.
(j) “Committee” – The committee of the Board designated by the Board to administer the Plan.
(k) “Company” – Kyndryl and its affiliates and subsidiaries including subsidiaries of subsidiaries and partnerships and other business ventures in which Kyndryl has a controlling equity interest.
(l) “Director” – Any member of the Board.
(m) “Disability” – A condition deemed by the Company to render the Participant disabled and eligible for benefits under the terms of the Kyndryl Long-Term Disability Plan (or any successor plan or similar plan of the Company).
(n) “Effective Date” – The date on which the Plan is approved by the requisite vote of the stockholders of Kyndryl.

A-2 | KYNDRYL 2026 PROXY STATEMENT

(o) “Engage in or Associate with” – means and includes, without limitation, engagement or association as a sole proprietor, owner, employer, director, partner, principal, joint venture, associate, employee, member, consultant, or contractor. This also includes engagement or association as a stockholder or investor during the course of employment with the Company, and includes beneficial ownership of five percent (5%) or more of any class of outstanding stock of a competitor of the Company following the termination of your employment with the Company.
(p) “Exchange Act” – The U.S. Securities Exchange Act of 1934, as amended, and any successor thereto. References to any section of (or rule promulgated under) the Exchange Act shall be deemed to include any rules, regulations or other interpretative guidance under such section or rule, and any amendments or successors thereto.
(q) “Fair Market Value” – The average of the high and low prices of Common Stock on the New York Stock Exchange for the date in question, provided that, if no sales of Common Stock were made on said exchange on that date, the average of the high and low prices of Common Stock as reported for the most recent preceding day on which sales of Common Stock were made on said exchange or, if otherwise determined by the Committee, another reasonable method of determining the fair market value of a share of Common Stock.
(r) “Kyndryl” – Kyndryl Holdings, Inc.
(s) “Participant” – An individual to whom an Award has been made under the Plan. Awards may be made to (i) any employee of, or any other individual (including consultants and Directors) providing services to, the Company, or (ii) any prospective employee or other service provider of the Company who has accepted an offer of employment or service from the Company. However, incentive stock options may be granted only to individuals who are employed by the Company.
(t) “Performance Period” – A period established by the Committee over which one or more of the performance criteria referenced in Section 6 shall be measured pursuant to the grant of Long-Term Performance Incentive Awards (whether such Awards take the form of stock, stock units or equivalents or cash). Performance Periods may overlap one another.
(u) “Permitted Transferee” – A Person to whom an Award may be transferred in accordance with Section 10.
(v) “Person” – A “person” as defined in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof, except that such term shall not include (i) the Company, (ii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities or (iv) a corporation owned, directly or indirectly, by the stockholders of Kyndryl in substantially the same proportions as their ownership of shares of Common Stock of Kyndryl.
(w) “Prior Plan” – Any Long-Term Performance Plan of International Business Machines Corporation.
(x) “Spin-Off” – The distribution of shares of Common Stock to the stockholders of International Business Machines Corporation in 2021 pursuant to the Separation and Distribution Agreement and the Employee Matters Agreement between the Company and International Business Machines Corporation entered into in connection with such distribution.
(y) “Substitute Awards” – An Award granted under the Plan upon the assumption of, or in substitution for, outstanding equity awards previously granted by a company or other entity in connection with a corporate transaction, such as a merger, combination, consolidation or acquisition of property or stock; provided, however, that in no event shall the term “Substitute Award” be construed to refer to an award made in connection with the cancellation and repricing of a stock option or stock appreciation right.
3. Common Stock Available for Awards.
The number of shares of Common Stock that may be issued under the Plan for Awards granted wholly or partly in stock is 55,500,000, plus the number of shares of Common Stock subject to the Assumed Awards, as may be adjusted pursuant to Section 14 (the “Share Capacity”). Shares of Common Stock may be made available from the authorized but unissued shares of Kyndryl or from shares held in Kyndryl’s treasury and not reserved for some other purpose. For purposes of determining the number of shares of Common Stock issued under the Plan, no shares shall be deemed issued nor reduce the Share Capacity until they are actually delivered to a Participant, or such other person permitted by Section 10. Shares of Common Stock covered by Awards that either wholly or in part are not earned, or that expire or are forfeited, terminated, canceled, settled in cash, payable solely in cash or exchanged for other awards, shall be available for future issuance under Awards. However, shares of Common Stock tendered to or

KYNDRYL 2026 PROXY STATEMENT | A-3

withheld by Kyndryl in connection with the exercise of stock options or SARs, or the payment of tax withholding on any Award, shall not be available for future issuance under Awards.
The maximum amount (based on the fair value of shares of Common Stock underlying Awards on the grant date) of Awards that may be granted in any single fiscal year to any non-employee member of the Board, taken together with any cash fees paid to such non-employee member of the Board during such fiscal year, in each case for services rendered as a non-employee member of the Board, shall be $750,000.
Substitute Awards shall not reduce the shares of Common Stock authorized for grant under the Plan. Additionally, in the event that a company acquired by the Company or with which the Company combines has shares available under a pre-existing plan approved by stockholders and not approved in contemplation of such acquisition or combination, the shares available for grant pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be used for Awards under the Plan and shall not reduce the shares of Common Stock authorized for grant under the Plan; provided that Awards using such available shares shall not be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, and shall only be made to individuals who were not employed by or providing services to the Company immediately prior to such acquisition or combination.
4. Administration.
The Plan shall be administered by the Committee, which shall have full discretionary powers to select the Participants, to interpret the Plan, to grant waivers of Award restrictions, to continue, accelerate or suspend exercisability, vesting or payment of an Award and to adopt such rules, regulations and guidelines for carrying out the Plan as it may deem necessary or proper. These powers include, but are not limited to, the adoption of modifications, amendments, procedures, subplans and the like as necessary to comply with provisions of the laws and regulations of the countries in which the Company operates in order to assure the viability of Awards granted under the Plan and to enable the Participants regardless of where employed to receive advantages and benefits under the Plan and such laws and regulations. In making any determination or in taking or not taking any action under the Plan, the Committee may obtain and may rely upon the advice of experts, including employees of and professional advisors to the Company. No director, officer or agent of the Company shall be liable for any action or determination taken or made or omitted in good faith under the Plan. All authority granted to the Committee is also authority held by the Board, and all references to Committee shall include the Board to the extent the Board exercises authority under the Plan.
5. Delegation of Authority.
The Committee may delegate to officers of Kyndryl any of its duties, powers and authorities under the Plan pursuant to such conditions or limitations as the Committee may establish, except that only the Committee or the Board may select, and grant Awards to, the Participants who are subject to Section 16 of the Securities Exchange Act of 1934.
6. Awards.
The Committee shall determine the type or types of Awards to be made to each Participant and shall set forth in the related Award Agreement the terms, conditions, performance requirements, and limitations applicable to each Award. Awards may include but are not limited to those listed in this Section 6. Notwithstanding anything to the contrary herein, and subject to Section 15, Awards shall be subject to a condition that vesting of (or lapsing of restrictions on) such Award will not occur until at least the first anniversary of the date of grant; provided, however, that the Committee may, in its sole discretion, grant Awards that are not subject to the minimum vesting condition with respect to (x) 5% or less of the Share Capacity, as may be adjusted pursuant to Section 14, (y) Awards made to non-employee members of the Board that occur in connection with Kyndryl’s annual meeting of stockholders, and which vest on the earlier of the one-year anniversary of the date of grant or the date of Kyndryl’s next annual meeting of stockholders which is at least 50 weeks after the immediately preceding year’s annual meeting and (z) Substitute Awards that were scheduled to vest within the one year minimum vesting period; and, provided further, the foregoing restriction does not apply to the Committee’s discretion to provide for accelerated exercisability or vesting of any Award, including in cases of a Participant’s termination of employment or service (including as a result of retirement, death or Disability) or a Change in Control in terms of the Awards or otherwise. Awards may be granted singly, in

A-4 | KYNDRYL 2026 PROXY STATEMENT

combination or in tandem. Awards may also be made in combination or in tandem with, in replacement or payment of, or as alternatives to, grants, rights or compensation earned under any other plan of the Company, including the plan of any acquired entity.
(a) Stock Option – A grant of a right to purchase a specified number of shares of Common Stock the exercise price of which shall be not less than 100% of Fair Market Value on the date of grant of such right, as determined by the Committee, provided that, in the case of a Substitute Award, the exercise price may be the same as the purchase or designated price of the substituted award. Each stock option granted to a Participant shall expire at such time as determined by the Committee at the time of grant; provided, however, no stock option shall be exercisable on or after the 10th anniversary of its date of grant. A stock option may be in the form of an incentive stock option (“ISO”) which, in addition to being subject to applicable terms, conditions and limitations established by the Committee, complies with Section 422 of the Code including, but not limited to, that (i) the exercise price for an ISO granted to a Participant who, at the time of the grant, owns stock representing more than 10% of the voting power of all classes of stock, shall be not less than 110% of Fair Market Value on the date of grant of such right, (ii) the aggregate Fair Market Value (determined as of the date on which an ISO is granted) of the Common Stock with respect to which ISOs are first exercisable by any employee in any calendar year shall not exceed $100,000 for such employee, (iii) the Award Agreement evidencing an ISO shall designate that it is an ISO, (iv) it must be granted within 10 years from the Effective Date (which is equivalent to the adoption date of the Plan), and (v) it must not be exercisable after the expiration of 10 years from the date of grant (or five years with respect to an ISO granted to a Participant who, at the time of the grant, owns stock representing more than 10% of the voting power of all classes of stock). The number of shares of Common Stock that shall be available for issuance under ISOs granted under the Plan is limited to the initial Share Capacity of 55,500,000.
(b) Stock Appreciation Right – A right to receive a payment, in cash or Common Stock or a combination thereof, equal in value to the excess of the Fair Market Value of a specified number of shares of Common Stock on the date the stock appreciation right (SAR) is exercised over the grant price of the SAR, which shall not be less than 100% of the Fair Market Value on the date of grant of such SAR, as determined by the Committee, provided that, in the case of a Substitute Award, the exercise price may be the same as the purchase or designated price of the substituted award; provided, however, no SAR shall be exercisable on or after the 10th anniversary of its date of grant.
(c) Stock Award – An Award made in stock or denominated in units of stock. An Award made in stock or denominated in units of stock that is subject to restrictions on transfer and/or forfeiture provisions may be referred to as an Award of “Restricted Stock” or “Restricted Stock Units”.
(d) Cash Award – An Award denominated in cash with the eventual payment amount subject to future service and such other restrictions and conditions as may be established by the Committee.
All or part of any Award described above may be subject to conditions established by the Committee, and as set forth in the Award Agreement, including, but not limited to, continuous service with the Company, achievement of specific business objectives, increases in specified indices, attaining growth rates and other measurements of performance, engagement or attainment of goals. In addition, the Committee may retain the discretion to reduce or eliminate the amount payable with respect to an Award upon attainment of the applicable measurements of performance and may determine how such measurements are calculated for the applicable Performance Period.
By accepting an Award, a Participant shall be deemed to have accepted and agreed to the terms and conditions of the Plan and the applicable Award Agreement. The Committee may require that a Participant promptly execute and return to the Company the applicable Award Agreement evidencing the Participant’s acceptance of and agreement to the terms and conditions of the Plan and the applicable Award as a condition precedent to any Common Stock becoming issuable or deliverable by the Company pursuant to the applicable Award. The Committee may require any individual receiving shares pursuant to an Award to represent and warrant in writing that the individual is acquiring the shares for investment and without any present intention to sell or distribute such shares.
7. Payment of Awards.
Payment of Awards may be made in the form of cash, stock or combinations thereof and may include such restrictions as the Committee shall determine. Further, with Committee approval, payments may be deferred, either in the form of installments or as a future lump-sum payment, in accordance with such procedures or a separate plan as may be established from time to time by the Company. Any deferred payment, whether elected by the Participant or specified by the Award Agreement or the Committee, may require the payment to be forfeited in accordance with the provisions of Section 13. Dividends or dividend equivalent rights may be extended to and made part of any Award denominated in stock or units of stock (other than stock options or SARs), subject to such terms, conditions and

KYNDRYL 2026 PROXY STATEMENT | A-5

restrictions as the Committee may establish; provided, that, notwithstanding anything herein to the contrary, any dividends or dividend equivalents payable with respect to any Award or any portion of an Award may only be paid to the Participant to the extent the vesting conditions applicable to such Award or portion thereof are subsequently satisfied, and any dividends or dividend equivalents with respect to any Award or any portion thereof that does not become vested shall be forfeited. The Committee may also establish rules and procedures for the crediting of interest on deferred cash payments and dividend equivalents for deferred payments denominated in stock or units of stock. At the discretion of the Committee, a Participant may be offered an election to substitute an Award for another Award or Awards of the same or different type.
8. Stock Option Exercise.
The price at which shares of Common Stock may be purchased under a stock option shall be paid in full in cash at the time of the exercise or, if permitted by the Committee, by means of tendering Common Stock or surrendering another Award or through any other method specified in an Award Agreement or by the Committee, or any combination thereof. The Committee shall determine acceptable methods of tendering Common Stock or other Awards and may impose such conditions on the use of Common Stock or other Awards to exercise a stock option as it deems appropriate.
9. Tax Withholding.
The Company shall have the right to withhold from wages, from amounts otherwise payable to the Participant, or from the payment or settlement of any Award, or may otherwise require the Participant to pay, or make arrangements acceptable to the Company for the payment of, any and all federal, state, local and foreign tax withholding that in the opinion of the Company is required by law. The Company shall have the right to deduct applicable taxes from any Award payment and withhold, at the time of delivery or vesting of shares under the Plan and up to the withholding amounts determined by the Company to be required by law, a number of shares for payment of taxes or to take such other action as may be necessary as determined by the Company to satisfy all obligations for withholding of such taxes. The Company may, at its discretion, delay the delivery of shares or cash otherwise deliverable to a Participant in connection with the settlement of an Award until such time arrangements have been made to ensure the remittance of all taxes due from the Participant in connection with the Award.
10. Transferability.
No Award shall be transferable or assignable, or payable to or exercisable by, anyone other than the Participant to whom it was granted, except (a) by law, will or the laws of descent and distribution, (b) as a result of the Disability of a Participant or (c) that the Committee (in the form of an Award Agreement or otherwise) may permit transfers of Awards by gift or otherwise to a member of a Participant’s immediate family or trusts whose beneficiaries are members of the Participant’s immediate family, or to such other persons or entities as may be approved by the Committee including, but not limited to, pursuant to a qualified domestic relations order as defined in the Code or Title I of the Employee Retirement Income Security Act or the rules thereunder. Notwithstanding the foregoing, in no event shall an Award be transferred for value or ISOs be transferable or assignable other than by will or by the laws of descent and distribution.
Subject to procedures of the Company established by the Committee, the Participants may, from time to time, name beneficiaries (who may be named contingently or successively) to whom benefits under the Plan are to be paid in case of a Participant’s death before such Participant receives any or all of such benefit. Each such designation shall revoke all prior designations by the same Participant, shall be in a form prescribed by the Committee, and will be effective only when filed by the Participant in writing with the Company during the Participant’s lifetime. In the absence of any such beneficiary designation, benefits remaining unpaid or rights remaining unexercised at the Participant’s death shall be paid to or exercised by the Participant’s executor, administrator or legal representative. In the event of the death or Disability of a Participant, the Participant’s estate, beneficiaries or representative, as the case may be, shall have the rights and duties of the Participant, if any, under the applicable Award Agreement.
11. Amendment, Modification, Suspension or Discontinuance of the Plan.
The Board may amend, modify, suspend or terminate the Plan for the purpose of meeting or addressing any changes in legal requirements or for any other purpose permitted by law. Subject to changes in law or other legal requirements that would permit otherwise, the Plan may not be amended without the consent of the holders of a majority of the shares of Common Stock then outstanding, to (a) increase the Share Capacity, (b) permit the granting of stock options or SARs with exercise or grant prices lower than those specified in Section 6, (c) reduce the exercise

A-6 | KYNDRYL 2026 PROXY STATEMENT

or grant price of any stock option or SAR (except for adjustments pursuant to Section 14), (d) cancel any outstanding stock option or SAR and replace it with a new stock option or SAR (with a lower exercise or grant price, as the case may be) or other Award or cash in a manner which would either (x) be reportable on Kyndryl’s proxy statement as stock options that have been “repriced” (as such term is used in Item 402 of Regulation S-K promulgated under the Exchange Act), or (y) result in any “repricing” for financial statement reporting purposes (or otherwise cause the Award to fail to qualify for equity accounting treatment) or (e) take any other action that is considered a “repricing” or otherwise requires stockholder approval under rules of the applicable securities exchange or inter-dealer quotation service on which the Common Stock is listed or quoted.
Rights under any Award granted before amendment of the Plan shall not be impaired by any amendment of the Plan (and shall continue to be subject to the terms of the Plan as in effect as of immediately prior to the applicable amendment), and rights under Awards shall not be materially impaired by any amendment of an Award, unless the Participant consents in writing; provided, however, that no consent is required if the Committee determines in its sole discretion and prior to a Change in Control that such amendment is either required or advisable in order for the Company, the Plan or the Award to satisfy any applicable law, regulation or stock exchange listing requirement or to avoid adverse tax or financial accounting consequences. A cancellation of an Award where the Participant receives a payment equal in value to the fair value of the vested Award or, in the case of vested stock options or SARs, the difference between the fair value and the exercise price, shall not be an impairment of the Participant’s rights that requires consent of the Participant.
12. Termination of Employment or Service.
If the employment of a Participant terminates or a Participant otherwise terminates service with the Company, all unvested Awards shall be canceled immediately, except to the extent the Award Agreement or the Committee provides otherwise. Except as otherwise may be provided in an Award Agreement, the Participant, or such other person permitted by Section 10, may exercise stock options and SARs (to the extent that the Participant was entitled to exercise such stock option or SAR as of the date of termination) until the earlier of (x) the date 90 days following the termination of employment or service and (y) the expiration of the term of the stock option or SAR as set forth in the applicable Award Agreement, after which time the stock option or SAR shall terminate.
13. Cancellation and Rescission of Awards/Clawback.
(a) Except to the extent the Award Agreement specifies otherwise, the Committee may cancel, rescind, suspend, withhold or otherwise limit or restrict any unexpired, unpaid or deferred Awards at any time if the Participant is not in compliance with all applicable provisions of the Award Agreement and the Plan, or if the Participant engages in any Detrimental Activity. For purposes of this Section 13, “Detrimental Activity” shall include: (i) the rendering of services, for any organization or engaging directly or indirectly in any business that is or becomes competitive with the Company, or which organization or business, or the rendering of services to such organization or business, is or becomes otherwise prejudicial to or in conflict with the interests of the Company; (ii) the disclosure to anyone outside the Company, or the use other than in the Company’s business, without prior written authorization from the Company, of any confidential information or material, as defined in the Company’s Agreement Regarding Confidential Information and Intellectual Property (or similar agreement with the Company), relating to the business of the Company, acquired by the Participant either during or after employment with the Company; (iii) the failure or refusal to disclose promptly and to assign to the Company, pursuant to the Company’s Agreement Regarding Confidential Information and Intellectual Property (or similar agreement with the Company), all right, title and interest in any invention or idea, patentable or not, made or conceived by the Participant during employment by the Company, relating in any manner to the actual or anticipated business, research or development work of the Company or the failure or refusal to do anything reasonably necessary to enable the Company to secure a patent where appropriate in the United States and in other countries; (iv) activity that results in or could result in termination of the Participant’s employment for Cause; (v) a violation of any rules, policies, procedures or guidelines of the Company, including but not limited to the Company’s Business Conduct Guidelines; (vi) any attempt directly or indirectly to induce any employee of the Company to be employed or perform services elsewhere that would impede such employee’s service to the Company or any attempt directly or indirectly to solicit the trade or business of any current or prospective customer, supplier or partner of the Company that would interfere with such customer, supplier or partner’s business with the Company; or (vii) the Participant being convicted of, or entering a guilty plea with respect to, a crime, whether or not connected with the Company.
(b) To the extent requested by the Company, upon exercise, payment or delivery pursuant to an Award, the Participant shall certify in a manner acceptable to the Company that the Participant is in compliance with the terms and conditions of the Plan. In the event a Participant fails to comply with the provisions of paragraphs (a)(i) - (vii) of

KYNDRYL 2026 PROXY STATEMENT | A-7

this Section 13 prior to, or during the Rescission Period, then any exercise, payment or delivery may be rescinded within two years after such exercise, payment or delivery. In the event of any such rescission, the Participant shall pay to the Company the amount of any gain realized or payment received as a result of the rescinded exercise, payment or delivery, in such manner and on such terms and conditions as may be required, and the Company shall be entitled to set-off against the amount of any such gain any amount owed to the Participant by the Company. As used herein, “Rescission Period” shall mean that period of time established by the Committee which shall not be less than 6 months after any exercise, payment or delivery pursuant to an Award.
(c) To the extent required by applicable law (including, without limitation, Section 304 of the Sarbanes-Oxley Act and Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act) or the rules and regulations of the securities exchange or inter-dealer quotation service on which the shares of Common Stock are listed or quoted, or pursuant to any written policy adopted by the Company (including the Company’s Clawback Policy and the Company’s Financial Restatement Clawback Policy), Awards shall be subject (including on a retroactive basis) to clawback, forfeiture, recoupment or similar requirements (and such requirements shall be deemed incorporated by reference into all outstanding Award Agreements).
14. Adjustments.
In the event of any change in the outstanding Common Stock by reason of a stock split, stock dividend, combination or reclassification of shares, recapitalization, merger, or similar event, the Committee shall adjust proportionately: (a) the number of shares of Common Stock (i) available for issuance under the Plan, (ii) available for issuance under ISOs, and (iii) covered by outstanding Awards denominated in stock or units of stock; (b) the exercise and grant prices related to outstanding Awards; and (c) the appropriate Fair Market Value and other price determinations for such Awards. Notwithstanding the foregoing, in the event of any change in the outstanding Common Stock by reason of a stock split or a reverse stock split, the above-referenced proportionate adjustments, if applicable, shall be mandatory. In the event of any other change affecting the Common Stock or any distribution (other than normal cash dividends) to holders of Common Stock, such adjustments in the number and kind of shares and the exercise, grant and conversion prices of the affected Awards as may be deemed equitable by the Committee, including adjustments to avoid fractional shares, shall be made to give proper effect to such event.
In addition, the Committee may upon at least 10 days’ advance notice to the affected Participants, cancel any outstanding Award and pay to the holders thereof, in cash, securities or other property (including of the acquiring or successor company), or any combination thereof, the value of such Awards based upon the price per share of Common Stock (in the case of a Change in Control, the price received or to be received by other stockholders of Kyndryl in the transaction constituting the Change in Control), and it being understood that any stock option or SAR having a per-share exercise or hurdle price equal to, or in excess of, the Fair Market Value (as of the date specified by the Committee) of a share of Common Stock subject thereto may be canceled and terminated without any payment or consideration therefor. Notwithstanding the above, the Committee shall exercise such discretion over the timing of settlement of any Award subject to Section 409A of the Code as needed to comply with Section 409A of the Code.
15. Effect of a Change in Control on Awards.
Except to the extent otherwise provided in an Award Agreement or any applicable employment, consulting, change-in-control, severance or other agreement between a Participant and the Company with respect to an Award held by such Participant, in the event of a Change in Control, notwithstanding any provision of the Plan to the contrary (except Section 11):
(a) If the acquirer or successor company in such Change in Control has agreed to provide for the substitution, assumption, exchange or other continuation of Awards granted pursuant to the Plan, then, if a Participant’s employment with or service to the Company or an affiliate is terminated by the Company without Cause (and other than due to death or Disability) on or within 24 months following a Change in Control, then, with respect to any substituted, assumed, exchanged or otherwise continued Awards outstanding as of such termination of employment or service (i) all such awards that are stock options or SARs shall become immediately exercisable with respect to 100% of the shares of Common Stock subject to such stock options and SARs, and (ii) any restricted period (and any other time-based vesting conditions) shall expire immediately with respect to 100% of the shares of Restricted Stock and shares underlying Restricted Stock Units and any other Awards held by such Participant; further, any performance-based vesting conditions applicable to any Award outstanding as of the consummation of the Change in

A-8 | KYNDRYL 2026 PROXY STATEMENT

Control shall be deemed achieved as of the consummation of the Change in Control at the higher of target achievement level or actual performance achievement as determined by the Committee through the date of the consummation of the Change in Control.
(b) If the acquirer or successor company in such Change in Control has not agreed to provide for the substitution, assumption, exchange or other continuation of Awards granted pursuant to the Plan, then, (i) all stock options and SARs outstanding as of the consummation of the Change in Control shall become immediately exercisable with respect to 100% of the shares of Common Stock subject to such stock options and SARs, and (ii) the restricted period (and any other time-based vesting conditions) shall expire immediately with respect to 100% of the shares of Restricted Stock and shares underlying Restricted Stock Units and any other Awards outstanding as of the consummation of the Change in Control; further, any performance-based vesting conditions applicable to any Award outstanding as of the consummation of the Change in Control shall be deemed achieved as of the consummation of the Change in Control at the higher of target achievement level or actual performance achievement as determined by the Committee through the date of the consummation of the Change in Control.
(c) With respect to all outstanding Awards held by non-employee Directors as of the consummation of the Change in Control, (i) all stock options and SARs outstanding as of the consummation of the Change in Control shall become immediately exercisable with respect to 100% of the shares of the Common Stock subject to such stock options and SARs, and (ii) the restricted period (and any other time-based vesting conditions) shall expire immediately with respect to 100% of the shares of Restricted Stock and shares underlying Restricted Stock Units and any other Awards outstanding as of the consummation of the Change in Control.
16. Section 409A of the Code.
(a) It is intended that the Plan comply with Section 409A of the Code, and all provisions of the Plan shall be construed and interpreted in a manner consistent with the requirements for avoiding taxes or penalties under Section 409A of the Code. Each Participant is solely responsible and liable for the satisfaction of all taxes and penalties that may be imposed on or in respect of such Participant in connection with the Plan or any other plan maintained by the Company, including any taxes and penalties under Section 409A of the Code, and the Company shall not have any obligation to indemnify or otherwise hold such Participant or any beneficiary harmless from any or all of such taxes or penalties. With respect to any Award that is considered “deferred compensation” subject to Section 409A of the Code, references in the Plan to “termination of employment” (and substantially similar phrases) shall mean “separation from service” within the meaning of Section 409A of the Code. For purposes of Section 409A of the Code, each of the payments that may be made in respect of any Award granted under the Plan is designated as a separate payment.
(b) Notwithstanding anything in the Plan to the contrary, if the Participant is a “specified employee” within the meaning of Section 409A(a)(2)(B)(i) of the Code, no payments or deliveries in respect of any Awards that are “deferred compensation” subject to Section 409A of the Code shall be made to such Participant prior to the date that is six months after the date of such Participant’s “separation from service” within the meaning of Section 409A of the Code or, if earlier, the Participant’s date of death. All such delayed payments or deliveries will be paid or delivered (without interest) in a single lump sum on the earliest date permitted under Section 409A of the Code that is also a business day.
(c) In the event that the timing of payments in respect of any Award that would otherwise be considered “deferred compensation” subject to Section 409A of the Code would be accelerated upon the occurrence of (A) a Change in Control, no such acceleration shall be permitted unless the event giving rise to the Change in Control satisfies the definition of a change in the ownership or effective control of a corporation, or a change in the ownership of a substantial portion of the assets of a corporation pursuant to Section 409A of the Code and any Treasury Regulations promulgated thereunder, or (B) a Disability, no such acceleration shall be permitted unless the Disability also satisfies the definition of “disability” pursuant to Section 409A of the Code and any Treasury Regulations promulgated thereunder.
17. Employees Based Outside of the United States.
Notwithstanding any provision of the Plan to the contrary, in order to comply with the laws in other countries in which the Company operates or that are applicable to the Participants, the Committee, in its sole discretion, shall have the power and authority to: (a) determine which subsidiaries of Kyndryl shall be covered by the Plan; (b) determine which employees and service providers outside of the United States are eligible to participate in the Plan; (c) modify the terms and conditions of any Award granted to the Participants outside of the United States to comply with applicable

KYNDRYL 2026 PROXY STATEMENT | A-9

foreign laws; (d) establish sub-plans and modify exercise procedures and other terms and procedures, to the extent such actions may be necessary or advisable, and any sub-plans and modifications to Plan terms and procedures established by the Committee shall be attached to the Plan document as appendices; and (e) take any action, before or after an Award is made, that it deems advisable to obtain approval or comply with any necessary local government regulatory exemptions or approvals. Notwithstanding the above, the Committee may not take any actions hereunder, and no Awards shall be granted, that would violate applicable law.
18. Miscellaneous.
(a) Any notice to the Company required by any of the provisions of the Plan shall be addressed to the chief human resources officer of Kyndryl in writing, and shall become effective when it is received.
(b) The Plan shall be unfunded, and the Company shall not be required to establish any special account or fund or to otherwise segregate or encumber assets to ensure payment of any Award.
(c) Nothing contained in the Plan shall prevent the Company from adopting other or additional compensation arrangements or plans, subject to stockholder approval if such approval is required, and such arrangements or plans may be either generally applicable or applicable only in specific cases.
(d) No Participant shall have any claim or right to be granted an Award under the Plan and nothing contained in the Plan shall be deemed or be construed to give any Participant the right to be retained in the employ of the Company or to interfere with the right of the Company to discharge any Participant at any time without regard to the effect such discharge may have upon the Participant under the Plan. Except to the extent otherwise provided in any plan or in an Award Agreement, no Award under the Plan shall be deemed compensation for purposes of computing benefits or contributions under any other plan of the Company.
(e) With respect to shares subject to an Award, a Participant shall not be deemed to be a stockholder of Kyndryl, and the Participant shall not have any of the rights or privileges of a stockholder of Kyndryl, until shares of Common Stock have been issued to the Participant.
(f) Shares acquired under the Plan shall be subject to the Company’s Insider Trading Policy to the extent applicable to a Participant.
(g) To the extent permitted by applicable law, the Company may (i) deliver by email or other electronic means (including posting on a website maintained by the Company or by a third party under contract with the Company) all documents relating to the Plan or any Award thereunder (including, without limitation, prospectuses and other securities requirements) and all other documents that the Company is required to deliver to its security holders (including, without limitation, annual reports and proxy statements) and (ii) permit the Participants to electronically execute applicable Plan documents (including, but not limited to, Award Agreements) in a manner prescribed to the Committee.
(h) The Plan and each Award Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to its conflict of law rules. Any dispute arising under or relating to the Plan and each Award Agreement shall be resolved by final and binding arbitration administered by JAMS in New York, New York pursuant to its applicable rules and governed by the Federal Arbitration Act (FAA). Judgment on any arbitration award may be entered in any court having jurisdiction thereof. Except to the extent otherwise provided in the Award Agreement, recipients of an Award under the Plan are deemed to submit to the exclusive jurisdiction and venue of the state and federal courts located in New York County or Westchester County, New York for purposes of enforcing any such arbitration award and irrevocably waive any objection to the venue of any such proceeding, including any objection that such proceeding has been brought in an inconvenient forum.
(i) In the event that a Participant or the Company brings an action to enforce the terms of the Plan, or any Award Agreement and the Company prevails, the Participant shall pay all costs and expenses incurred by the Company in connection with that action, including reasonable attorneys’ fees, and all further costs and fees, including reasonable attorneys’ fees incurred by the Company in connection with collection.
(j) The Committee (including, for the avoidance of doubt any officers to whom it may delegate authority) shall have full discretionary power and authority to interpret the Plan and to make any determinations thereunder, including determinations under Section 13, and the Committee’s (or such officer’s) determinations shall be binding and conclusive. Determinations made by the Committee (or any such officer) under the Plan need not be uniform and may be made selectively among individuals, whether or not such individuals are similarly situated.

A-10 | KYNDRYL 2026 PROXY STATEMENT

(k) If any provision of the Plan is or becomes or is deemed invalid, illegal or unenforceable in any jurisdiction, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended or limited in scope to conform to applicable laws or, in the discretion of the Committee, it shall be stricken and the remainder of the Plan shall remain in full force and effect.
(l) The Plan shall become effective on the Effective Date.
(m) Notwithstanding anything in the Plan to the contrary, each Assumed Award shall be subject to the terms and conditions of the Prior Plan and award agreement to which such Assumed Award was subject immediately prior to the Spin-Off, subject to the adjustment of such Assumed Award by the Executive Compensation and Management Resources Committee of International Business Machines Corporation and the terms of the Employee Matters Agreement; provided that following the date of the Spin-Off, each such Assumed Award shall relate solely to shares of Common Stock and be administered by the Committee in accordance with the administrative procedures in effect under the Plan.

KYNDRYL 2026 PROXY STATEMENT | A-11

Kyndryl. The Heart of Progress™.

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kyndryl.
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SCAN TO VIEW MATERIALS & VOTE

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Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on July 29, 2026. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

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T01336-P52975 KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY

KYNDRYL HOLDINGS, INC.

The Board of Directors recommends you vote FOR each of the Nominees listed in the following proposal:

Nominees:	**For**	**Against**	**Abstain**
1a. John D. Harris II	☐	☐	☐
1b. Janina Kugel	☐	☐	☐
1c. Denis Machuel	☐	☐	☐
1d. Rahul N. Merchant	☐	☐	☐
1e. Jana Schreuder	☐	☐	☐
1f. Howard I. Ungerleider	☐	☐	☐

The Board of Directors recommends you vote FOR the following proposals:

NOTE: Your proxyholder will also vote on any other business as may properly come before the meeting or any adjournment thereof (with discretionary authority under Proposal 1 to vote for a substitute nominee if any nominee is unable to serve or for good cause will not serve).

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

T01337-P52975

KYNDRYL HOLDINGS, INC.
Annual Meeting of Stockholders
July 30, 2026 1:00 p.m. EDT

This Proxy is Solicited by the Board of Directors

The undersigned hereby appoint(s) Martin Schroeter, Harsh Chugh, Mark Ringes and Evan Barth, or any of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this Proxy, all of the shares of Common Stock of Kyndryl Holdings, Inc. that the undersigned is/are entitled to vote if personally present at the Annual Meeting of Stockholders to be held at 1:00 p.m., EDT on July 30, 2026 virtually at www.virtualshareholdermeeting.com/KD2026 and at any adjournment or postponement thereof, and further authorize(s) such proxies to vote such shares in their discretion upon such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof. The undersigned hereby acknowledge(s) receipt of the Proxy Statement and/or Notice of Internet Availability. The undersigned hereby revoke(s) all proxies previously given by the undersigned to vote at the Annual Meeting or any adjournment or postponement thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO SUCH DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF EACH OF THE DIRECTOR NOMINEES LISTED ON THE REVERSE SIDE AND FOR PROPOSALS 2, 3 AND 4. IT WILL BE VOTED IN THE DISCRETION OF THE PROXIES UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE